UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07989

                           Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                               Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Metropolitan West Funds

865 South Figueroa Street

                                     Los Angeles, CA 90017

(Name and address of agent for service)

 registrant’s telephone number, including area code:  (213) 244-1050

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

METWEST

ANNUAL REPORT

March 31, 2010

METROPOLITAN WEST FUNDS

Ultra Short Bond Fund

Low Duration Bond Fund

Intermediate Bond Fund

Total Return Bond Fund

High Yield Bond Fund

Strategic Income Fund

AlphaTrak 500 Fund

2010

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We thank you for your continued investment with the Metropolitan West Funds. In this Annual Report, we are pleased to report that participation across the MetWest Funds surpassed $10 billion as 2009 came to end, and proceeded to reach $11.2 billion at the end of March. Also in the category of milestones, the I-Class shares for the Total Return and Low Duration Funds reached their 10-year anniversaries as the two strategies, including the M-Class shares, remain the leading draw among the MetWest Funds.

The March 31, 2010 Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

MetWest Organizational Update

During the first quarter of 2010, the acquisition of the Funds’ advisor Metropolitan West Asset Management LLC by the TCW Group was completed. We are excited by the benefits offered by this combination in terms of the expanded resource and capability with which to serve our clients. Most importantly, the investment team historically responsible for the management of the Funds remains solidly in place to continue the value-oriented approach to building portfolios. As part of the process of gaining the required approval for the merger, you received ballot materials to register your vote on the merger. We are aware that many shareholders were contacted by a proxy solicitor to further our efforts to obtain the required volume of client response. To the extent that the solicitor may have inconvenienced our shareholders with multiple entreaties, please accept our apologies and our assurances that future ballot measures affecting the Funds will incorporate the most efficient and least intrusive practices to achieve the appropriate election objectives.

On another note, we are proud to report that the MetWest High Yield team was nominated in late 2009 for Fixed Income Fund Manager of the Year recognition, an honor conferred by Morningstar upon managers that have demonstrated strong short- and long-term performance records, while being effective overall stewards for shareholder assets. Though the winner turned out to be another deserving fund manager when the announcement was made in January, the identification by Morningstar of the MetWest High Yield team among the leaders in the industry was a gratifying development. In the relatively short history of the Funds, MetWest has been a nominee three times for the Morningstar accolade, with Manager of the Year recognition in 2005 for the Total Return Fund.

Economic Review and Market Environment

Though it may be cliché and could overstate the present health of the economy and investment markets, what a difference a year makes. In the early part of 2009, the US economy was beset by a substantial contraction in GDP, still-accelerating unemployment, and continuing volatility across the capital markets. The US Government was pulling out all the stops in monetary accommodation as it resorted to quantitative easing, as well as applying traditional (near-$1 trillion spending package) and innovative (TermAsset-Backed Securities Loan Facility – TALF, among others) stimulus in order to spark economic activity and restore function in the credit sectors. One year forward, we are seeing some momentum to economic recovery and a degree of enthusiasm among investors that was unthinkable in late 2008 and into 2009.

Fourth quarter GDP growth was finalized at 5.6% and even though the number was amplified by a build of inventories rather than a jump in final demand, there was a degree of optimism suggested by the increase. Moreover, while unemployment stuck near 10%, nonfarm payrolls grew by 162 thousand during the first quarter, the first quarterly gain since the fourth quarter of 2007 (and sharply contrasted with the 2.3 million jobs lost in the first quarter of last year). The Index of Leading Economic Indicators has posted 12 consecutive increases, though driven largely by effects of a steep yield curve and not an upward spike in the real economy type of factors (i.e., new orders) that make up the composite. Despite extension and expansion of the homebuyer credit, sales volumes and prices unexpectedly dipped early in 2010, though a pickup in activity is anticipated ahead of the latest expiration, now slated for April month-end.

Liquidity prevailed in the US markets and risk aversion seemed to be on the wane, at least at the start and the end of the quarter. Sandwiched in between was some concern, first as related to financial reform, and then due to fiscal challenges and sovereign debt

Annual Report March 2010  /  1

woes, most notably in Greece. Nonetheless, the performance environment was solid for equities, with the S&P 500 up 5.4%, and bonds, as the Barclays Aggregate Index gained 1.8% and the High Yield component added 4.6% (while going up more than 56% year-over-year).

Specific to the sectors in the bond market, an easing in US Treasury rates on the absence of inflationary pressure netted some price gains and a 1.1% quarterly return, though the spread sectors of corporate and mortgage-backed securities continued their trend of recent outperformance. Corporate bonds advanced 1.9%, paced in investment grade by the broad BBB-rated cohort at 2.9% and BBB-rated Financials at 5.7%. Similarly, down-quality led in high yield, with CCCs up 4.1% and the C-D category up nearly 7.5%. AmongAgency pass-throughs, technicals remained firm even as the government’s $1.5 trillion purchase program was set to expire. Announcements that Fannie Mae and Freddie Mac would buy out of their pools substantially all loans more than 120 days delinquent put a dent in the performance of higher coupon mortgage-backed securities (MBS) and pools with higher relative delinquencies, and dropped prices on more specialized structures such as IOs and inverse IOs. Finally, like corporate bonds, non-Agency RMBS (backed byAlt-A and subprime collateral) and commercial mortgage-backed securities (CMBS) benefited from the continuation of market liquidity, precipitated in part in the CMBS market by the reappearance of leverage, driving returns higher in that sector by nearly 9%.

The Economy and Market Ahead

As markets appear to be pricing much-improved expectations, investors would be advised to exercise caution, particularly given headwinds that persist in the economy. Though signs of recovery are apparent, there is no shortage of circumstances that could provide some basis for setback. Most significantly, we see a continuation of private balance sheet deleveraging contrasted with massive increase of public sector debt. Ultimately, resolution of increased government leverage can be expected to take place through a rapid increase to GDP, higher taxes, austerity, inflation or a combination of all. This will be anticipated to occur against a backdrop against where the Fed appears set to begin removing monetary accommodation (effected by a hike to the discount rate of 25 basis points in the first quarter) and winding down other programs, such as the recently concluded $1.25 trillion purchase of Agency mortgage-backed securities. Despite the hike to the discount rate, the Fed is likely on hold with the Funds Rate until unemployment eases and other indicators demonstrate that productive slack is being taken up in the economy.

Strategy across the Funds remains largely consistent with previous positioning though the robust rally has informed some modest adjustments. Most particularly, the allocation to corporates has been eased, with modest trimming taking place in financials (though still maintaining the industry overweight to financials). CMBS holdings, similarly, have been pared in response to the performance strength of the past year, though the overweight relative to the Index remains, with continuing focus on the well-protected senior tranches. Among non-Agency MBS, overall exposure has held steady, though relative value trading opportunities have been exploited to enhance the risk-adjusted profile of the sector allocation. Despite benign consumer price signals in the near-term, the Fund’s duration remains short relative to the benchmark, the perspective being that a rapid increase in US Treasury supply has the potential to ramp up inflationary expectations quickly. Finally, with the yield curve remaining steep due to the ongoing monetary accommodation of the Federal Reserve, the Fund’s term structure favors intermediate maturities that will become more broadly distributed as the Fed gets closer to a rate hike.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

Writing in our September 30, 2009 Semi-Annual Report, we commented on the sharp increase in capital market pricing over the prior six months as a move toward better alignment with fundamental value, as the experience between the middle of 2007 and early 2009 had, in our view, gone too far in imposing a crisis premium. With liquidity conditions remaining favorable, the last six months in the markets produced generally good returns, outside of US Treasury and other “full faith and credit” government issues, which were lackluster as yields edged higher and the term structure steepened. Though returns over the last six months in equities and the “spread” sectors of the fixed income markets were not as robust as the prior six months, the S&P 500 gained nearly 12%, while high yield bonds advanced 11%, and CMBS jumped 13%. Even the investment grade corporate market remained firm, broadly returning just under 4%, while BBB-rated issues returned more than 5%.

Given a general underweight to the lagging returns of the US Treasury market across the Funds, the trend of positive performance relative to the benchmark indexes was extended over the past six months. In particular, the ongoing emphasis in corporate issues, notably financials, and non-Agency RMBS has drove the premium returns of the past two quarters (as with the prior two also), with nearly all of the Funds picking up considerable outperformance, as indicated in the pages ahead. Only the HighYield Fund, due to a higher quality focus in its construction, lagged over the reporting period, as lower-rated issues, which the HighYield Fund remains underweight, traded up to and in excess of fundamental value, in our investment opinion. Despite the lack of emphasis to the lower quality cohorts, the High Yield Fund has participated near-completely in the market advance over the past 16 months.

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The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Due to recent favorable market conditions, some of the Funds have experienced unusually high performance which may not be sustainable or repeated in the future. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The net expense ratio reflects a contractual agreement by the Adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses until March 31, 2011. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	7.55%	20.74%	-2.18%	0.46%	–	1.62%
Merrill Lynch 1-Year US Treasury Index	0.40%	1.06%	3.45%	3.62%	–	2.91%
MWUIX (Inception: July 31, 2004)	7.64%	20.93%	-2.03%	0.62%	–	0.82%
Merrill Lynch 1-Year US Treasury Index	0.40%	1.06%	3.45%	3.62%	–	3.31%

For MWUSX the total expense ratio is 0.64% and the net expense ratio is 0.51%. For MWUIX the total expense ratio is 0.48% and the net expense ratio is 0.35%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)	Since Inception (Aggregate)
MWLDX (Inception: March 31, 1997)	6.98%	21.45%	0.66%	2.39%	3.42%	4.27%	–
Merrill Lynch 1-3 Year US Treasury Index	0.73%	1.40%	4.62%	4.23%	4.42%	4.73%	–
MWLIX (Inception: March 31, 2000)	7.21%	21.83%	0.90%	2.61%	3.63%	3.63%	–
Merrill Lynch 1-3 Year US Treasury Index	0.73%	1.40%	4.62%	4.23%	4.42%	4.42%	–
MWLNX (Inception: September 22, 2009)	6.88%	–	–	–	–	–	7.91%
Merrill Lynch 1-3 Year US Treasury Index	0.73%	–	–	–	–	–	0.73%

For MWLDX the total expense ratio is 0.63% and the net expense ratio is 0.60%. For MWLIX the total expense ratio is 0.44% and the net expense ratio is 0.41%. For MWLNX the total expense ratio is 0.83% and the net expense ratio is 0.80%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	6.49%	18.32%	6.23%	5.43%	–	5.04%
Barclays Capital U.S. Intermediate Government/Credit Index	1.85%	6.92%	5.87%	5.16%	–	4.13%
MWIIX (Inception: June 28, 2002)	6.60%	18.57%	6.45%	5.68%	–	6.58%
Barclays Capital U.S. Intermediate Government/Credit Index	1.85%	6.92%	5.87%	5.16%	–	4.97%

For MWIMX the total expense ratio is 0.78% and the net expense ratio is 0.66%. For MWIIX the total expense ratio is 0.57% and the net expense ratio is 0.45%.

Annual Report March 2010  /  3

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)	Since Inception (Aggregate)
MWTRX (Inception: March 31, 1997)	6.95%	21.16%	7.74%	6.99%	6.96%	7.32%	–
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	6.14%	5.44%	6.28%	6.38%	–
MWTIX (Inception: March 31, 2000)	7.06%	21.42%	7.97%	7.22%	7.18%	7.18%	–
Barclays Capital U.S. Aggregate Bond Index	1.99%	7.69%	6.14%	5.44%	6.28%	6.28%	–
MWTNX (Inception: December 18, 2009)	–	–	–	–	–	–	3.05%
Barclays Capital U.S. Aggregate Bond Index	1.99%	–	–	–	–	–	1.78%

For MWTRX the total expense ratio is 0.65%. For MWTIX the total expense ratio is 0.44%. For MWTNX the total expense ratio is 0.85%.

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	10.13%	49.85%	8.26%	7.89%	–	11.65%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	10.98%	55.64%	6.95%	7.78%	–	10.94%
MWHIX (Inception: March 31, 2003)	10.26%	50.22%	8.53%	8.14%	–	10.06%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	10.98%	55.64%	6.95%	7.78%	–	9.64%

For MWHYX the total expense ratio is 1.00% and the net expense ratio is 0.81%. For MWHIX the total expense ratio is 0.74% and the net expense ratio is 0.56%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	12.75%	46.49%	-1.80%	0.77%	–	3.40%
Merrill Lynch 3-Month US Treasury	1.06%	2.19%	4.04%	4.98%	–	4.57%
Index + 2%
MWSIX (Inception: March 31, 2004)	12.74%	46.65%	-1.60%	0.99%	–	1.50%
Merrill Lynch 3-Month US Treasury	1.06%	2.19%	4.04%	4.98%	–	4.77%
Index + 2%

For MWSTX the total expense ratio is 0.81%. For MWSIX the total expense ratio is 0.53%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

	Performance Through March 31, 2010
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	24.07%	96.57%	-9.16%	-1.02%	-2.02%	1.12%
Standard & Poor’s 500 Index	11.75%	49.77%	-4.16%	1.92%	-0.65%	2.00%

For MWATX the total expense ratio is 0.24% and the net expense ratio is 0.22%.

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A Consistent Long-Term Value Orientation

As we noted in the Semi-Annual report six months ago, the capital market recovery that was underway was not especially surprising. Bull and bear market cycles, punctuated by periods of greed and panic, are not likely to be repealed, no matter the “lessons learned” or attempts at financial reform. Through the cycles, we remain committed to a value-oriented discipline and a long-term perspective, with a firm belief that the best risk-adjusted outcomes accrue to the disciplined, vigilant and opportunistic investors.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

Andrew Tarica

Chairman, Board of Trustees

Metropolitan West Funds

U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies. TheAlphaTrak 500 Fund trades futures and derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of March 2010, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Funds are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406. To be preceded or accompanied by a prospectus.

Annual Report March 2010  /  5

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future.The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 20.74% and 1.62%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 20.93% and 0.82%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $10,472.

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Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3Year U.S.Treasury Index. The one year and average annual ten year total returns for the Metropolitan West Low Duration Bond Fund Class M were 21.45% and 3.42%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Low Duration Bond Fund Class I was March 31, 2000. The one year and average annual ten year total returns for the Metropolitan West Low Duration Bond Fund Class I were 21.83% and 3.63%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $14,288.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 23, 2009. The aggregate since inception total return for the Metropolitan West Low Duration Bond Fund Administrative Class was 7.91%. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $10,790.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays Capital U.S. Intermediate Government/Credit Bond Index.The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 18.32% and 5.04%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were 18.57% and 6.58%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $16,396.

Annual Report March 2010  /  7

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays Capital U.S. Aggregate Bond Index. The one year and average annual ten year total returns for the Metropolitan West Total Return Bond Fund Class M were 21.16% and 6.96%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual ten year total returns for the Metropolitan West Total Return Bond Fund Class I were 21.42% and 7.18%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $20,003.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The aggregate since inception total return for the Metropolitan West Total Return Bond Fund Administrative Class was 3.05%. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $10,305.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were 49.85% and 11.65%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were 50.22% and 10.06%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $19,565.

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Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 46.49% and 3.40%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 46.65% and 1.50%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $10,935.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan WestAlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual ten year total returns for the Metropolitan West AlphaTrak 500 Fund were 96.57% and (2.02)%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Annual Report March 2010  /  9

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2010 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/09	Ending Account Value 03/31/10	Expense Ratio [1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,075.50	0.94%	$4.86
Class I	$1,000.00	$1,076.40	0.78%	$4.04
Hypothetical 5% Return
Class M	$1,000.00	$1,020.24	0.94%	$4.73
Class I	$1,000.00	$1,021.04	0.78%	$3.93
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,069.80	0.77%	$3.97
Class I	$1,000.00	$1,072.10	0.58%	$3.00
Administrative Class	$1,000.00	$1,068.80	0.97%	$4.84
Hypothetical 5% Return
Class M	$1,000.00	$1,021.09	0.77%	$3.88
Class I	$1,000.00	$1,022.04	0.58%	$2.92
Administrative Class	$1,000.00	$1,020.09	0.97%	$4.89

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10  /  Annual Report March 2010

	Beginning Account Value 10/01/09	Ending Account Value 03/31/10	Expense Ratio [1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,064.90	0.75%	$ 3.86
Class I	$1,000.00	$1,066.00	0.54%	$ 2.78
Hypothetical 5% Return
Class M	$1,000.00	$1,021.19	0.75%	$ 3.78
Class I	$1,000.00	$1,022.24	0.54%	$ 2.72
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,069.50	0.77%	$ 3.97
Class I	$1,000.00	$1,070.60	0.56%	$ 2.89
Administrative Class[3]	$1,000.00	$1,030.50	0.97%	$ 2.81
Hypothetical 5% Return
Class M	$1,000.00	$1,021.09	0.77%	$ 3.88
Class I	$1,000.00	$1,022.14	0.56%	$ 2.82
Administrative Class[3]	$1,000.00	$1,020.09	0.97%	$ 4.89
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,101.30	0.82%	$ 4.30
Class I	$1,000.00	$1,102.60	0.57%	$ 2.99
Hypothetical 5% Return
Class M	$1,000.00	$1,020.84	0.82%	$ 4.13
Class I	$1,000.00	$1,022.09	0.57%	$ 2.87
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,127.50	2.86%	$15.17
Class I	$1,000.00	$1,127.40	2.61%	$13.84
Hypothetical 5% Return
Class M	$1,000.00	$1,010.67	2.86%	$14.34
Class I	$1,000.00	$1,011.92	2.61%	$13.09
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,240.70	1.86%	$10.39
Hypothetical 5% Return	$1,000.00	$1,015.66	1.86%	$ 9.35

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Administrative Class Shares were first issued on December 18, 2009. Account values and expense ratios for the Actual Fund Return are calculated from December 18, 2009 through March 31, 2010.

Annual Report March 2010  /  11

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2010 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’ net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	19.86%	U.S. Treasury	6.13%	0 to 1 years	46.99%
U.S. Agency Mortgage-Backed	19.49%	Agency	31.98%	1 year to 3 years	32.22%
Money Market RIC	17.24%	AAA	24.50%	3 years to 5 years	14.03%
Asset-Backed Securities	16.01%	AA	8.50%	5 years to 10 years	5.52%
Corporate Bonds	10.90%	A	7.00%	10 years to 20 years	1.24%
U.S. Agency Discount Notes	6.66%	BBB	4.90%	20 years +	0.00%
U.S. Treasury Securities	6.13%	BB or below	16.99%
Commercial Mortgage-Backed	4.24%
U.S. Agency Securities	3.10%
Bank Loans	0.61%
Other *	(4.24)%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	27.09%	U.S. Treasury	6.74%	0 to 1 years	35.49%
Money Market RIC	14.85%	Agency	16.34%	1 year to 3 years	27.62%
Asset-Backed Securities	14.40%	AAA	26.27%	3 years to 5 years	20.78%
Non-Agency Mortgage-Backed	12.57%	AA	15.03%	5 years to 10 years	10.59%
U.S. Agency Mortgage-Backed	10.38%	A	10.90%	10 years to 20 years	3.11%
U.S. Treasury Securities	6.74%	BBB	10.19%	20 years +	2.41%
Commercial Mortgage-Backed	5.86%	BB or below	14.53%
U.S. Agency Securities	2.49%
U.S. Agency Discount Notes	1.81%
Bank Loans	0.74%
Municipal Bonds	0.54%
Other *	2.53%
Total	100.00%	Total	100.00%	Total	100.00%

12  /  Annual Report March 2010

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	28.48%	U.S. Treasury	17.39%	0 to 1 years	14.26%
U.S. Agency Mortgage-Backed	19.71%	Agency	20.97%	1 year to 3 years	12.15%
U.S. Treasury Securities	17.39%	AAA	18.91%	3 years to 5 years	31.53%
Asset-Backed Securities	11.46%	AA	12.80%	5 years to 10 years	39.24%
Commercial Mortgage-Backed	9.95%	A	11.86%	10 years to 20 years	0.94%
Money Market RIC	5.19%	BBB	9.21%	20 years +	1.88%
Non-Agency Mortgage-Backed	4.78%	BB or below	8.86%
Municipal Bonds	0.54%
Bank Loans	0.22%
Other *	2.28%
Total	100.00%	Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	25.56%	U.S. Treasury	20.25%	0 to 1 years	5.82%
U.S. Agency Mortgage-Backed	25.39%	Agency	26.82%	1 year to 3 years	10.10%
U.S. Treasury Securities	20.25%	AAA	12.85%	3 years to 5 years	25.81%
Commercial Mortgage-Backed	11.71%	AA	9.21%	5 years to 10 years	46.70%
Asset-Backed Securities	9.95%	A	8.68%	10 years to 20 years	8.02%
Non-Agency Mortgage-Backed	6.95%	BBB	8.68%	20 years +	3.55%
Money Market RIC	4.78%	BB or below	13.51%
Municipal Bonds	0.68%
Bank Loans	0.50%
Foreign Government Obligations	0.12%
Other *	(5.89)%
Total	100.00%	Total	100.00%	Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	77.79%	US Treasury	0.58%	0 to 1 years	11.32%
Bank Loans	10.33%	Agency	0.01%	1 year to 3 years	6.77%
Money Market RIC	5.23%	AAA	4.86%	3 years to 5 years	22.06%
Asset-Backed Securities	1.48%	AA	3.76%	5 years to 10 years	48.94%
Municipal Bonds	1.37%	A	0.24%	10 years to 20 years	6.91%
U.S. Treasury Securities	0.58%	BBB	5.33%	20 years +	4.00%
Common Stock	0.07%	BB	20.15%
Non-Agency Mortgage-Backed	0.04%	B	48.55%
U.S. Agency Mortgage-Backed	0.01%	CCC	15.13%
Other *	3.10%	CC or below	1.39%
Total	100.00%	Total	100.00%		100.00%

Annual Report March 2010  /  13

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	27.72%	U.S. Treasury	9.74%	0 to 1 years	38.51%
Corporate Bonds	27.19%	Agency	18.10%	1 year to 3 years	11.26%
Money Market RIC	26.13%	AAA	5.65%	3 years to 5 years	5.20%
U.S. Agency Mortgage-Backed	15.35%	AA	13.59%	5 years to 10 years	32.90%
U.S. Treasury Securities	9.74%	A	12.36%	10 years to 20 years	9.42%
Bank Loans	6.24%	BBB	14.27%	20 years +	2.71%
Non-Agency Mortgage-Backed	4.20%	BB or below	26.29%
Commercial Mortgage-Backed	1.48%
U.S. Agency Securities	1.03%
U.S. Agency Discount Notes	0.89%
Preferred Stock	0.69%
Other *	(20.66)%
Total	100.00%	Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Asset-Backed Securities	28.83%	U.S. Treasury	10.51%	0 to 1 years	36.27%
Corporate Bonds	18.61%	Agency	4.19%	1 year to 3 years	13.20%
Non-Agency Mortgage-Backed	15.22%	AAA	29.80%	3 years to 5 years	15.67%
U.S. Treasury Securities	10.50%	AA	14.18%	5 years to 10 years	17.56%
Money Market RIC	9.82%	A	16.46%	10 years to 20 years	10.83%
U.S. Agency Mortgage-Backed	4.19%	BBB	11.21%	20 years +	6.47%
Bank Loans	1.52%	BB or below	13.65%
Commercial Mortgage-Backed	0.43%
Other *	10.88%
Total	100.00%	Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, swaps, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

All figures presented as percentages of total net assets. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2009. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

14  /  Annual Report March 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BONDS – 74.21%

ASSET-BACKED SECURITIES — 16.01%**

Aames Mortgage Trust 2002-1 A3 (STEP)

6.90%	06/25/32		$34,578	$22,352

ABFS Mortgage Loan Trust 2002-2 A7 (STEP)

5.72%	07/15/33		3,129	3,101

ABFS Mortgage Loan Trust 2002-3 A (STEP)

4.76%	09/15/33		16,763	16,113

ABFS Mortgage Loan Trust 2002-4 A (STEP)

4.93%	12/15/33		15,051	14,838

Capital Auto Receivables Asset Trust 2007-SN2 A4

1.26%	05/16/11	[2,3]	946,630	948,213

Chrysler Financial Lease Trust 2010-A A2

1.78%	06/15/11	[3]	750,000	749,844

Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3

0.43%	03/25/37	[2]	2,500,000	1,089,077

Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C

1.55%	07/25/37	[2]	1,765,000	721,294

Conseco Financial Corp. 1994-1 A5

7.65%	04/15/19		7,355	7,527

Conseco Financial Corp. 1996-8 A6

7.60%	10/15/27	[2]	18,219	18,764

Countrywide Asset-Backed Certificates 2003-BC1 M1

1.63%	12/25/32	[2]	351,357	115,655

Countrywide Asset-Backed Certificates 2007-10 2A2

0.37%	06/25/47	[2]	2,975,000	2,290,793

CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)

5.60%	09/25/31		110,355	111,053

Deutsche Financial Capital Securitization LLC 1997-I A3

6.75%	09/15/27		171,407	164,134

First Alliance Mortgage Loan Trust 1994-3 A1

7.83%	10/25/25		5,202	4,463

GE Capital Credit Card Master Note Trust 2007-3 A1

0.24%	06/15/13	[2]	425,000	424,667

GE Dealer Floorplan Master Note Trust 2007-2 A

0.25%	07/20/12	[2]	300,000	299,568

GE Mortgage Services LLC 1998-HE1 A7

6.47%	06/25/28		744	727

Green Tree Home Improvement Loan Trust 1995-C B2

7.60%	07/15/20		87,994	68,755

Green Tree Home Improvement Loan Trust 1995-F B2

7.10%	01/15/21		33,699	25,714

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

GSAA Trust 2005-7 AF3

4.75%	05/25/35	[2]	$1,100,000	$871,381

HSBC Home Equity Loan Trust 2007-3 APT

1.44%	11/20/36	[2]	659,217	598,093

IndyMac Manufactured Housing Contract 1998-2 A4

6.64%	12/25/27	[2]	205,329	193,345

Irwin Home Equity Corp. 2003-A M2

2.90%	10/25/27	[2]	732,109	611,736

Keystone Owner Trust 1998-P1 M2

7.93%	05/25/25	[3]	9,406	9,271

Lehman XS Trust 2006-14N 3A2

0.37%	08/25/36	[2]	1,651,211	799,927

Mid-State Trust 6 A4

7.79%	07/01/35		46,747	43,829

Morgan Stanley ABS Capital I 2004-NC2 M2

2.05%	12/25/33	[2]	1,055,914	564,157

Morgan Stanley IXIS Real Estate Capital Trust 2006-2 A1

0.30%	11/25/36	[2]	99,538	96,732

Oakwood Mortgage Investors, Inc. 1998-A A4

6.20%	05/15/28		3,925	3,930

Oakwood Mortgage Investors, Inc. 1998-B A3

6.20%	01/15/15		6,567	6,429

Oakwood Mortgage Investors, Inc. 1998-B A4

6.35%	03/15/17		328,776	322,639

Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)

6.00%	05/15/10	4,†	57,599	1,574

Origen Manufactured Housing 2006-A A1

0.38%	11/15/18	[2]	1,043,665	993,129

Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)

8.60%	09/25/29		145,873	105,021

Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)

8.79%	02/25/25		13,548	11,488

Saxon Asset Securities Trust 2002-1 M2

2.05%	11/25/31	[2]	189,045	52,286

Soundview Home Equity Loan Trust 2006-WF2 A2C

0.39%	12/25/36	[2]	1,055,000	796,102

Structured Asset Securities Corp. 2007-EQ1 A4

0.50%	03/25/37	[2]	3,000,000	1,122,548

Terwin Mortgage Trust 2004-13AL 2PX (IO)

0.34%	08/25/34	[3,4]	8,759,843	72,395

UCFC Home Equity Loan 1998-D BF1

8.97%	04/15/30	[2]	1,243	496

Vanderbilt Mortgage Finance 1997-B 1A6

7.60%	06/07/25		1,601,974	1,633,595

See accompanying notes to financial statements.

Annual Report March 2010 / 15

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Wells Fargo Home Equity Trust 2006-1 A3

0.40%	05/25/36	[2]	$263,999	$258,073

Wells Fargo Home Equity Trust 2007-1 A1

0.35%	03/25/37	[2]	41,881	41,611

Total Asset-Backed Securities (Cost $20,073,020)				16,306,439

CORPORATES — 10.90%*

Banking — 0.65%

Bank of America N.A.

0.56%	06/15/17	[2]	750,000	660,092

Communications — 0.82%

Qwest Corp.

7.88%	09/01/11		500,000	532,500

Sprint Nextel Corp.

0.69%	06/28/10	[2]	300,000	298,953

				831,453

Electric — 0.44%

KCP&L Greater Missouri Operations Co.

11.88%	07/01/12		385,000	448,292

Finance — 6.83%

Citigroup Funding, Inc. 2

0.58%	04/30/12	[2]	900,000	906,808

Citigroup, Inc.

5.30%	10/17/12		600,000	630,551

Discover Financial Services

0.79%	06/11/10	[2]	500,000	499,496

General Electric Capital Corp. (MTN)

0.41%	06/20/14	[2]	250,000	237,525

General Electric Capital Corp. A (MTN)

0.52%	09/15/14	[2]	300,000	285,000

Goldman Sachs Group, Inc. (The)

1.05%	12/05/11	[2]	690,000	699,989

4.50%	06/15/10		400,000	403,004

5.45%	11/01/12		500,000	540,048

Goldman Sachs Group, Inc. B (The) (MTN)

0.65%	07/22/15	[2]	200,000	193,634

Lehman Brothers Holdings, Inc. H (MTN)

0.00%	11/30/10	[5,6]	883,000	194,260

Morgan Stanley

0.50%	01/18/11	[2]	395,000	395,108

0.62%	06/20/12	[2]	620,000	624,841

5.05%	01/21/11		395,000	407,855

6.75%	04/15/11		155,000	163,666

Morgan Stanley (MTN)

0.70%	10/18/16	[2]	260,000	237,709

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)

Morgan Stanley 1

1.10%	12/01/11	[2]	$535,000	$543,346

				6,962,840

Transportation — 2.16%

American Airlines Pass-Through Trust 2003-1 (AMBAC)

3.86%	07/09/10		1,168,554	1,161,671

Delta Air Lines, Inc. 2001 A2

7.11%	09/18/11	[7]	600,000	627,000

JetBlue Airways Pass-Through Trust 2004-2 G1

0.63%	08/15/16	[2]	517,323	410,030

				2,198,701

Total Corporates (Cost $11,146,081)				11,101,378

BANK LOANS — 0.61%*

Health Care — 0.61%

HCA Term Loan A

1.79%	11/19/12	[8]	640,641	623,868

Total Bank Loans (Cost $581,712)

MORTGAGE-BACKED — 43.59%**

Commercial Mortgage-Backed — 4.24%

Bayview Commercial Asset Trust 2007-3 A1

0.49%	07/25/37	[2,3]	1,396,135	973,814

Chase Commercial Mortgage Securities Corp. 2000-3 A2

7.32%	10/15/32		858,523	871,209

Credit Suisse Mortgage Capital Certificates 2007-C2 A2

5.45%	01/15/49	[2]	560,000	574,193

GE Capital Commercial Mortgage Corp. 2005-C4 A3A

5.33%	11/10/45	[2]	110,000	114,996

GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2

6.96%	09/15/35		445,286	453,809

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2

5.80%	06/15/49	[2]	290,000	295,024

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A2

5.83%	02/15/51		500,000	518,548

Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4

5.75%	06/12/50	[2]	565,000	519,081

				4,320,674

See accompanying notes to financial statements.

16  /  Annual Report March 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 19.86%

Adjustable Rate Mortgage Trust 2005-1 1A1

3.68%	05/25/35	2,†	$1,333,798	$849,138

American Home Mortgage Investment Trust 2004-3 3A

2.35%	10/25/34	[2]	983,888	686,319

Banc of America Funding Corp. 2003-2 1A1

6.50%	06/25/32		25,534	26,157

Banc of America Funding Corp. 2007-8 2A1

7.00%	10/25/37		775,029	510,368

Banc of America Mortgage Securities, Inc. 2003-A 2A2

3.62%	02/25/33	[2]	5,932	5,020

Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41

5.09%	02/25/34	[2]	322,243	303,762

Countrywide Alternative Loan Trust 2004-J6 2A1

6.50%	11/25/31		390,254	363,888

Countrywide Alternative Loan Trust 2005-16 A5

0.53%	06/25/35	[2]	828,445	245,232

Countrywide Alternative Loan Trust 2005-27 2A1

1.81%	08/25/35	[2]	1,698,848	773,089

Countrywide Alternative Loan Trust 2005-61 2A1

0.53%	12/25/35	[2]	1,271,439	828,288

CS First Boston Mortgage Securities Corp. 2002-AR31 4A2

3.50%	11/25/32	[2]	200,000	123,518

CS First Boston Mortgage Securities Corp. 2004-1 2A1

6.50%	02/25/34		874,276	818,293

Deutsche Bank Alternate Loan Trust 2006-AR6 A3

0.34%	02/25/37	[2]	221,113	216,977

Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A

0.61%	07/19/44	[2]	631,259	382,066

First Horizon Asset Securities, Inc. 2002-AR2 2A1

3.12%	12/27/32	[2]	28,042	24,947

First Horizon Asset Securities, Inc. 2003-AR2 1A1

3.50%	07/25/33	[2]	99,171	89,794

GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)

5.60%	07/25/34		65,226	63,932

IndyMac Index Mortgage Loan Trust 2004-AR12 A1

0.64%	12/25/34	2,†	1,030,480	597,660

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A

0.47%	04/25/46	[2]	$1,597,653	$834,852

JPMorgan Mortgage Trust 2005-A2 9A1

3.68%	04/25/35	[2]	610,185	441,606

MASTR Adjustable Rate Mortgages Trust 2004-1 2A1

4.95%	01/25/34	[2]	68,065	60,163

MASTR Adjustable Rate Mortgages Trust 2004-12 5A1

4.09%	10/25/34	[2]	1,067,730	877,142

MASTR Adjustable Rate Mortgages Trust 2004-5 3A1

3.84%	06/25/34	[2]	52,045	46,129

MASTR Seasoned Securities Trust 2004-1 4A1

3.51%	10/25/32	[2]	165,362	141,702

MASTR Seasoned Securities Trust 2004-2 A2

6.50%	08/25/32		649,711	654,074

Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A

2.47%	12/25/32	[2]	473,575	436,564

Residential Asset Mortgage Products, Inc. 2003-SL1 A11

7.13%	03/25/16		208,454	206,635

Residential Asset Mortgage Products, Inc. 2004-SL1 A2

8.50%	11/25/31		157,014	152,820

Residential Asset Mortgage Products, Inc. 2004-SL1 A8

6.50%	11/25/31		292,865	285,398

Residential Asset Securitization Trust 2004-IP2 2A1

3.10%	12/25/34	[2]	573,573	502,026

Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A

0.45%	10/25/36	[2]	2,008,091	1,063,832

Structured Asset Mortgage Investments, Inc. 2007-AR3 2A1

0.44%	09/25/47	[2]	2,544,584	1,461,532

Structured Asset Securities Corp. 2001-15A 4A1

6.00%	10/25/31	[2]	42,715	38,301

Structured Asset Securities Corp. 2004-S4 M4

2.05%	12/25/34	[2]	717,135	661,025

Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-4 CB13

0.75%	06/25/35	[2]	747,987	505,459

Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1

1.23%	04/25/47	[2]	3,046,043	1,567,815

See accompanying notes to financial statements.

Annual Report March 2010  /  17

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A

1.87%	06/25/42	[2]	$141,332	$110,127

Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1

3.04%	06/25/33	[2]	549,453	514,110

Washington Mutual Mortgage Pass-Through Certificates 2007-HY4 1A1

5.45%	04/25/37	[2]	1,233,101	881,585

Washington Mutual Mortgage Pass-Through Certificates 2007-OA4 1A

1.23%	05/25/47	[2]	1,273,607	716,819

Washington Mutual Mortgage Pass-Through Certificates 2007-OA6 1A

1.27%	07/25/47	[2]	1,807,205	1,068,912

Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A

7.00%	04/25/33		90,974	91,022

				20,228,098

U.S. Agency Mortgage-Backed — 19.49%

Fannie Mae 1988-12 A

4.99%	02/25/18	[2]	109,639	113,669

Fannie Mae 1993-80 S

10.53%	05/25/23	[2]	9,127	10,016

Fannie Mae 1997-23 PB

6.63%	01/25/22		15,903	17,355

Fannie Mae 2000-27 AN

6.00%	08/25/30		11,443	12,346

Fannie Mae 2001-42 SB

8.50%	09/25/31	[2]	6,294	7,007

Fannie Mae 2003-124 IO (IO)

5.25%	03/25/31		64,688	5,696

Fannie Mae 2003-124 TS

9.80%	01/25/34	[2]	118,404	139,381

Fannie Mae 2003-30 ET

3.50%	08/25/16		598,415	606,106

Fannie Mae 2003-37 IG (IO)

5.50%	05/25/32		155,810	18,705

Fannie Mae 2003-85 IE (IO)

5.50%	06/25/29		38,471	855

Fannie Mae 2004-96 MT

7.00%	12/25/34	[2]	149,050	149,772

Fannie Mae 2005-39 BN

4.55%	06/25/28		641,032	662,270

Fannie Mae 2005-47 SL

7.50%	06/25/35	[2]	213,157	208,318

Fannie Mae 2007-65 PA

6.00%	03/25/31		660,594	695,063

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Fannie Mae Pool 111643

5.69%	09/01/20	[2]	$26,940	$27,675

Fannie Mae Pool 190656

6.50%	02/01/14		150,926	163,517

Fannie Mae Pool 523829

8.00%	11/01/19		208,687	242,325

Fannie Mae Pool 555098

3.26%	11/01/32	[2]	116,221	121,631

Fannie Mae Pool 555177

2.55%	01/01/33	[2]	123,445	127,194

Fannie Mae Pool 555207

7.00%	11/01/17		38,330	41,671

Fannie Mae Pool 567002

8.00%	05/01/23		128,163	147,259

Fannie Mae Pool 646884

2.17%	05/01/32	[2]	7,402	7,550

Fannie Mae Pool 647903

2.08%	04/01/27	[2]	61,271	63,316

Fannie Mae Pool 648860

6.50%	05/01/17		662,987	722,250

Fannie Mae Pool 655127

7.00%	07/01/32		38,060	42,298

Fannie Mae Pool 655133

7.00%	08/01/32		50,206	55,791

Fannie Mae Pool 655151

7.00%	08/01/32		45,732	50,801

Fannie Mae Pool 754001

3.61%	12/01/33	[2]	626,917	650,594

Fannie Mae Pool 762525

6.50%	11/01/33		177,883	193,130

Fannie Mae Pool 770900

3.58%	04/01/34	[2]	554,982	571,637

Fannie Mae Pool 805268

2.18%	01/01/35	[2]	594,323	604,807

Fannie Mae Pool 811267

3.01%	12/01/34	[2]	214,856	221,264

Fannie Mae Pool 893489

6.20%	09/01/36	[2]	673,795	715,065

Fannie Mae Pool AD0546

6.01%	11/01/37	[2]	969,021	1,015,220

Freddie Mac 1214 KA

1.08%	02/15/22	[2]	26,969	26,972

Freddie Mac 1526 L

6.50%	06/15/23		28,016	30,066

Freddie Mac 2043 CJ

6.50%	04/15/28		59,698	63,373

Freddie Mac 2527 TI (IO)

6.00%	02/15/32		208,545	12,341

See accompanying notes to financial statements.

18  /  Annual Report March 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac 2561 BX (IO)

5.00%	05/15/17		$270,002	$13,027

Freddie Mac 2594 VK

5.00%	02/15/23		2,987	2,987

Freddie Mac 2642 BW (IO)

5.00%	06/15/23		52,237	7,139

Freddie Mac 2657 LX (IO)

6.00%	05/15/18		217,325	24,594

Freddie Mac 2856 ST

7.00%	09/15/23	[2]	368,543	371,591

Freddie Mac 2877 MV

4.75%	12/15/28		525,062	540,848

Freddie Mac 2906 NX (IO)

5.27%	12/15/34	[2]	3,257,053	122,562

Freddie Mac 2971 AB

5.00%	05/15/20		21,211	21,097

Freddie Mac 3202 HS (IO)

6.42%	08/15/36	[2]	1,807,571	40,023

Freddie Mac 3330 PA

5.50%	02/15/26		652,240	653,235

Freddie Mac 3346 FA

0.46%	02/15/19	[2]	1,367,073	1,372,493

Freddie Mac 3626 MA

5.00%	02/15/30		1,044,977	1,118,109

Freddie Mac Gold C90237

6.50%	11/01/18		141,846	156,254

Freddie Mac Gold C90474

7.00%	08/01/21		189,465	213,523

Freddie Mac Gold D93410

6.50%	04/01/19		109,016	120,090

Freddie Mac Gold O30092

5.50%	10/01/15		78,162	82,821

Freddie Mac Gold P20295

7.00%	10/01/29		62,677	67,847

Freddie Mac Non Gold Pool 1G2627

6.02%	03/01/37	[2]	607,196	634,803

Freddie Mac Non Gold Pool 1J1393

6.29%	10/01/36	[2]	707,606	747,076

Freddie Mac Non Gold Pool 1J1509

6.32%	11/01/36	[2]	799,463	846,164

Freddie Mac Non Gold Pool 1J1534

5.73%	03/01/37	[2]	1,010,515	1,068,715

Freddie Mac Non Gold Pool 1N1446

4.76%	01/01/37	[2]	604,367	630,141

Freddie Mac Non Gold Pool 775554

4.02%	10/01/18	[2]	6,083	6,297

Freddie Mac Non Gold Pool 782824

2.72%	11/01/34	[2]	699,716	715,461

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac Non Gold Pool 865369

4.86%	06/01/22	[2]	$4,790	$4,895

Ginnie Mae 2003-28 LI (IO)

5.50%	02/20/32		160,448	7,990

Ginnie Mae 2004-2 FW

1.63%	01/16/34	[2]	332,972	338,478

Ginnie Mae 2004-41 IE (IO)

5.50%	05/20/30		1,074,779	21,271

Ginnie Mae II Pool 80546

3.00%	10/20/31	[2]	41,280	41,943

Ginnie Mae II Pool 80610

4.38%	06/20/32	[2]	497,245	514,376

Ginnie Mae II Pool 80614

3.63%	07/20/32	[2]	63,031	64,926

Ginnie Mae II Pool 80687

4.50%	04/20/33	[2]	287,676	298,021

Ginnie Mae II Pool 81018

3.63%	08/20/34	[2]	212,863	217,504

Ginnie Mae II Pool 8339

3.13%	12/20/23	[2]	79,185	80,472

Ginnie Mae II Pool 8684

3.63%	08/20/25	[2]	108,644	111,868

				19,842,947

Total Mortgage-Backed (Cost $49,856,183)				44,391,719

U.S. AGENCY SECURITIES — 3.10%

U.S. Agency Securities — 3.10%

Fannie Mae (STEP)

0.75%	01/22/13		1,240,000	1,241,120

Freddie Mac

0.37%	02/03/12	[2]	1,015,000	1,016,564

1.25%	01/26/12		900,000	899,530

Total U.S. Agency Securities (Cost $3,158,054)				3,157,214

Total Bonds – 74.21%
(Cost $84,815,050)				75,580,618

See accompanying notes to financial statements.

Annual Report March 2010  /  19

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 33.00%

Commercial Paper — 2.97%

BNP Paribas Finance, Inc.

0.19%[9]	04/27/10	$1,025,000	$1,024,860

Credit Agricole North America, Inc.

0.20%[9]	05/03/10	1,025,000	1,024,822

Lloyds Banking Group Plc

0.21%[9]	04/26/10	975,000	974,858

			3,024,540

Money Market Fund — 17.24%

Dreyfus Cash Advantage Fund

0.11%[10]		3,627,000	3,627,000

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[10]		4,619,000	4,619,000

Goldman Sachs Financial Square Funds - Prime Obligations Fund

0.05%[10,11]		9,310,000	9,310,000

			17,556,000

U.S. Agency Discount Notes — 6.66%

Freddie Mac

0.10%[9]	05/18/10	$5,810,000	5,808,939

0.11%[9]	05/04/10	645,000	644,947

0.11%[9]	05/10/10	335,000	334,953

			6,788,839

U.S. Treasury Bills — 6.13%

U.S. Treasury Bills

0.11%[9]	05/06/10	6,240,000	6,239,342

Total Short Term Investments (Cost $33,609,018)			33,608,721

Total Investments – 107.21% (Cost $118,424,068)[1]			109,189,339

Liabilities in Excess of Other Assets – (7.21)%			(7,338,674)

Net Assets – 100.00%			$101,850,665

Expiration Date	Notional Amount (000’s)	Appreciation/ Depreciation	Value
SWAPS: INTEREST RATE

Six month forward rate swap based upon the spread between the CMM30-FNMA rate and 10 year CMS rate plus 0.49%. The Fund receives an amount equal to the difference between the CMM30-FNMA rate minus the 10 year CMS rate plus 0.49% times the notional amount if positive. The Fund owes a comparable amount if negative. Counterparty: Goldman Sachs Group, Inc. (The)

05/27/10	$710	$11,839	$11,839

	$710	$11,839	$11,839

Expiration Date	Credit Rating [a]	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$–	$640	$28,458	$28,458

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

03/20/11	AAA	–	500	17,909	17,909

		$–	$1,140	$46,367	$46,367

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	$(622,804)	$1,160	$(107,895)	$(730,699)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

08/25/37	(1,122,264)	2,300	(326,536)	(1,448,800)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	(951,485)	1,950	(276,845)	(1,228,330)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(2,883,633)	4,700	92,933	(2,790,700)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

05/25/46	(363,462)	465	(38,437)	(401,899)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(726,923)	929	(76,875)	(803,798)

See accompanying notes to financial statements.

20  /  Annual Report March 2010

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	$(432,140)	$557	$(50,139)	$(482,279)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

05/25/46	(363,462)	465	(38,437)	(401,899)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

05/25/46	(289,877)	372	(31,642)	(321,519)

	$(7,756,050)	$12,898	$(853,873)	$(8,609,923)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $118,448,808 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$3,366,280
Gross unrealized depreciation	(12,625,749)

Net unrealized depreciation	$(9,259,469)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $2,753,537 representing 2.70% of total net assets.

[4]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $73,969 which is 0.07% of total net assets.
[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Non-income producing security.
[7]	Expected maturity date.
[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA Term Loan A, 1.79%, 11/19/12	$581,712	$623,868	0.61%

[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of March 31, 2010.
[11]	Securities, or a portion there of, pledged as collateral for swaps. The total market value of collateral pledged is $9,310,000.
†

Fair valued security. The aggregate value of fair valued securities is $1,448,372 which is 1.42% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

See accompanying notes to financial statements.

Annual Report March 2010  /  21

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BONDS – 74.07%

ASSET-BACKED SECURITIES — 14.40%**

ABFS Mortgage Loan Trust 2002-2 A7 (STEP)

5.72%	07/15/33		$63,536	$62,968

Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)

7.57%	10/25/27		41,139	39,364

Bayview Financial Acquisition Trust 2005-A A1

1.25%	02/28/40	2,3,†	5,827,197	2,914,008

Bayview Financial Acquisition Trust 2006-B 2A2

0.45%	04/28/36	[2]	151,581	149,900

Bayview Financial Revolving Mortgage Loan Trust 2005-E A1

1.25%	12/28/40	2,3,†	8,751,663	4,420,205

Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)

8.28%	08/25/30		3,282,536	3,031,435

Bear Stearns Asset Backed Securities Trust 2007-HE1 1A1

0.37%	02/25/37	[2]	1,279,765	1,152,482

Carrington Mortgage Loan Trust 2004-NC2 M1

0.94%	08/25/34	[2]	218,633	129,145

Carrington Mortgage Loan Trust 2007-FRE1 A3

0.51%	02/25/37	[2]	14,875,000	6,498,966

Castle Trust 2003-1AW A1

0.98%	05/15/27	2,3,†	3,108,584	2,238,124

Chase Funding Mortgage Loan Asset-Backed Certificates 2001-4 1A6

6.24%	01/25/13	[2]	4,037,817	3,784,360

Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2 2M1

1.15%	02/25/32	[2]	748,923	226,798

Citigroup Mortgage Loan Trust, Inc. 2006-AMC1 A2B

0.41%	09/25/36	[2]	7,414,752	3,508,876

Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A2

0.35%	01/25/37	[2]	249,637	232,979

Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3

0.43%	03/25/37	[2]	150,000	65,345

Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C

1.55%	07/25/37	[2]	90,000	36,780

Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M1

1.90%	07/25/37	2,†	8,520,000	295,666

Conseco Finance 2001-D A5

6.69%	11/15/32	[2]	433,886	437,366

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Conseco Financial Corp. 1994-1 A5

7.65%	04/15/19		$433,940	$444,080

Conseco Financial Corp. 1998-2 A5

6.24%	12/01/28	[2]	36,383	33,813

Countrywide Asset-Backed Certificates 2007-11 2A1

0.31%	06/25/47	[2]	488,652	466,977

Countrywide Asset-Backed Certificates 2007-4 A1A

0.35%	09/25/37	[2]	5,500,736	5,277,033

Countrywide Asset-Backed Certificates 2007-7 2A1

0.33%	10/25/47	[2]	435,984	399,472

Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)

5.24%	01/25/36		3,306,047	2,215,197

Credit-Based Asset Servicing and Securitization LLC 2006-CB9 A4

0.48%	11/25/36	[2]	6,000,000	2,114,880

Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)

5.51%	02/25/37	†	20,580,000	11,936,030

Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1

0.31%	04/25/37	[2]	3,320,181	2,329,599

First Alliance Mortgage Loan Trust 1994-3 A1

7.83%	10/25/25		1,560	1,339

First Union Home Equity Loan Trust 1997-3 B

7.39%	03/25/29		45,054	6,761

GE Dealer Floorplan Master Note Trust 2007-2 A

0.25%	07/20/12	[2]	6,525,000	6,515,599

GE SeaCo Finance SRL 2004-1A A (Barbados)

0.53%	04/17/19	2,3,4,†	1,960,000	1,759,065

GE SeaCo Finance SRL 2005-1A A (Barbados)

0.48%	11/17/20	2,3,4,†	2,550,000	2,199,329

Genesis Funding Ltd. 2006-1A G1 (Bermuda)

0.48%	12/19/32	2,3,4,†	8,531,387	6,312,920

GMAC Mortgage Corp. Loan Trust 2000-HE2 A1

0.69%	06/25/30	[2]	3,012,400	1,596,699

Green Tree Home Improvement Loan Trust 1997-E HEB1

7.53%	01/15/29		3,301,229	3,145,488

Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates

7.24%	12/15/22		125,882	89,532

GSAA Trust 2006-9 A4A

0.49%	06/25/36	[2]	13,500,000	6,542,316

Home Equity Mortgage Trust 2006-1 A1B

0.38%	05/25/36	[2]	1,002,656	658,465

See accompanying notes to financial statements.

22  /  Annual Report March 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

HSBC Home Equity Loan Trust 2005-3 M1

0.66%	01/20/35	[2]	$4,376,718	$3,863,347

HSBC Home Equity Loan Trust 2006-3 A4

0.48%	03/20/36	[2]	8,680,000	6,691,338

HSBC Home Equity Loan Trust 2007-1 AS

0.44%	03/20/36	[2]	11,248,172	9,673,135

HSI Asset Securitization Corp. Trust 2006-OPT2 2A3

0.44%	01/25/36	[2]	2,558,166	2,296,925

JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)

5.45%	10/25/36		12,415,000	11,892,979

JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)

5.48%	01/25/37		15,300,000	11,248,035

JPMorgan Mortgage Acquisition Corp. 2007-CH5 A2

0.30%	05/25/37	[2]	3,103,022	2,787,997

JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV1

0.31%	03/25/47	[2]	6,722,834	4,885,330

JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV4

0.53%	03/25/47	[2]	50,000	19,658

Lehman ABS Manufactured Housing Contract Trust 2001-B AIOC (IO)

0.55%	05/15/41	2,5,†	368,410,783	5,499,682

Lehman XS Trust 2006-GP1 A4A

0.58%	05/25/46	[2]	12,240,489	2,751,610

MASTR Asset Backed Securities Trust 2007-HE1 A2

0.40%	05/25/37	[2]	6,575,000	4,422,115

MASTR Asset Backed Securities Trust 2007-HE1 A3

0.46%	05/25/37	[2]	55,000	24,856

Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C

0.43%	06/25/37	[2]	19,057,200	7,447,197

Mid-State Trust 2004-1 B

8.90%	08/15/37		951,258	878,917

Mid-State Trust 2006-1 A

5.79%	10/15/40	[3]	9,488,020	9,451,115

Morgan Stanley ABS Capital I 2004-NC2 M2

2.05%	12/25/33	[2]	258,699	138,218

Morgan Stanley ABS Capital I 2007-HE7 M2

2.25%	07/25/37	[2]	3,525,000	258,398

Morgan Stanley Mortgage Loan Trust 2007-10XS A18

6.00%	07/25/47	[2]	15,432,101	10,572,239

Nationstar Home Equity Loan Trust 2007-A AV1

0.31%	03/25/37	[2]	3,464	3,326

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Nationstar Home Equity Loan Trust 2007-A AV4

0.48%	03/25/37	[2]	$5,928,000	$2,773,101

Nationstar Home Equity Loan Trust 2007-B 2AV1

0.37%	04/25/37	[2]	421,525	400,042

Nationstar Home Equity Loan Trust 2007-C 2AV1

0.31%	06/25/37	[2]	47,159	45,774

Nationstar Home Equity Loan Trust 2007-C 2AV3

0.43%	06/25/37	[2]	7,807,200	3,661,662

Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)

6.00%	05/15/10	5,†	8,470,395	231,414

Pegasus Aviation Lease Securitization 2000-1 B1

8.08%	03/25/30	[3,6,7]	8,806,150	2,810

Popular ABS Mortgage Pass-Through Trust 2007-A A3

0.56%	06/25/47	[2]	70,000	29,138

Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)

8.79%	02/25/25		10,035	8,510

Resmae Mortgage Loan Trust 2006-1 A1B

0.52%	02/25/36	[2,3]	2,198,758	378,852

Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A

0.38%	05/25/37	[2]	9,546,335	6,646,491

SG Mortgage Securities Trust 2006-FRE1 A1B

0.52%	02/25/36	[2]	1,816,789	1,134,649

Soundview Home Equity Loan Trust 2006-OPT1 2A4

0.52%	03/25/36	[2]	7,300,000	3,800,980

Soundview Home Equity Loan Trust 2006-WF2 A2C

0.39%	12/25/36	[2]	12,000,000	9,055,186

Soundview Home Equity Loan Trust 2007-OPT5 M2

2.40%	10/25/37	[2,3]	90,000	9,598

Specialty Underwriting & Residential Finance 2005-AB1 A1C

0.59%	03/25/36	[2]	7,444,367	6,655,005

Structured Asset Securities Corp. 2007-BC2 A3

0.38%	03/25/37	[2]	1,000,000	680,515

Terwin Mortgage Trust 2004-7HE A1

0.80%	07/25/34	[2,3]	142,962	119,417

Terwin Mortgage Trust 2005-9HGS A1

4.00%	08/25/35	[2,3]	417,691	390,327

Triton Container Finance LLC 2006-1A Note

0.42%	11/26/21	[2,3]	2,800,000	2,441,250

See accompanying notes to financial statements.

Annual Report March 2010  /  23

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Wells Fargo Home Equity Trust 2007-1 A1

0.35%	03/25/37	[2]	$58,852	$58,474

Wells Fargo Home Equity Trust 2007-2 A1

0.34%	04/25/37	[2]	783,208	758,653

Total Asset-Backed Securities
(Cost $290,928,832)				217,357,626

CORPORATES — 27.09%*

Banking — 5.42%

Bank of America Corp. L (MTN)

5.65%	05/01/18		300,000	303,989

Bank of America N.A.

0.56%	06/15/17	[2]	2,500,000	2,200,308

BankAmerica Capital III

0.82%	01/15/27	[2]	2,881,000	2,009,498

BankAmerica Institutional Capital A

8.07%	12/31/26	[3]	5,250,000	5,328,750

Capital One Financial Corp.

7.38%	05/23/14		5,000,000	5,718,815

Chase Capital II B

0.75%	02/01/27	[2]	6,655,000	5,212,728

Credit Suisse/Guernsey 1 (Switzerland)

0.94%	05/29/49	[2,4]	8,390,000	6,596,638

Credit Suisse/New York (MTN) (Switzerland)

3.45%	07/02/12	[4]	1,825,000	1,890,242

5.00%	05/15/13	[4]	11,000,000	11,831,094

Deutsche Bank AG/London (Germany)

4.88%	05/20/13	[4]	7,640,000	8,193,174

JPMorgan Chase & Co.

4.75%	05/01/13		30,000	31,999

JPMorgan Chase & Co. C (MTN)

0.00%	07/23/13	[2]	1,500,000	1,416,150

National Australia Bank Ltd. A (Australia)

8.60%	05/19/10	[4]	9,250,000	9,342,981

Nationsbank Capital Trust III

0.80%	01/15/27	[2]	7,650,000	5,383,014

NB Capital Trust II

7.83%	12/15/26		3,200,000	3,184,000

Royal Bank of Scotland Plc (The) (United Kingdom)

4.88%	03/16/15	[4]	7,117,000	7,122,985

Wachovia Corp. (MTN)

5.50%	05/01/13		5,655,000	6,111,545

				81,877,910

Communications — 1.18%

Cellco Partnership/Verizon Wireless Capital LLC

3.75%	05/20/11		5,440,000	5,610,887

Qwest Corp.

7.88%	09/01/11		7,220,000	7,689,300

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications (continued)

Sprint Nextel Corp.

0.69%	06/28/10	[2]	$4,275,000	$4,260,080

Visant Holding Corp.

8.75%	12/01/13		200,000	206,000

				17,766,267

Electric — 2.24%

AES Corp. (The)

8.75%	05/15/13	[3]	219,000	223,380

Cedar Brakes I LLC

8.50%	02/15/14	[3]	1,772,066	1,785,526

Cedar Brakes II LLC

9.88%	09/01/13	[3]	6,004,583	6,118,820

FPL Energy National Wind Portfolio LLC

6.13%	03/25/19	[3]	109,751	105,775

KCP&L Greater Missouri Operations Co.

7.95%	02/01/11		2,500,000	2,628,170

11.88%	07/01/12		5,714,000	6,653,348

Mirant Mid Atlantic Pass-Through Trust A

8.63%	06/30/12		4,024,471	4,155,266

NiSource Finance Corp.

7.88%	11/15/10		2,050,000	2,128,964

TECO Energy, Inc.

2.25%	05/01/10	[2]	5,665,000	5,668,954

W3A Funding Corp.

8.09%	01/02/17		4,332,070	4,362,004

				33,830,207

Energy — 1.18%

Allis-Chalmers Energy, Inc.

9.00%	01/15/14		450,000	434,250

Aquila Canada Finance Corp. (Canada)

7.75%	06/15/11	[4]	1,835,000	1,942,509

Chesapeake Energy Corp.

7.00%	08/15/14		250,000	254,687

Comstock Resources, Inc.

6.88%	03/01/12		150,000	150,375

Corral Petroleum Holdings AB (Sweden) (PIK)

1.75%	04/15/10	3,4,†	275,641	209,482

Hilcorp Energy I LP/Hilcorp Finance Co.

7.75%	11/01/15	[3]	575,000	570,687

Massey Energy Co.

6.88%	12/15/13		375,000	382,031

OPTI Canada, Inc. (Canada)

7.88%	12/15/14	[4]	250,000	233,438

Premcor Refining Group, Inc. (The)

6.13%	05/01/11		8,000,000	8,337,624

See accompanying notes to financial statements.

24 / Annual Report March 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Energy (continued)

Sempra Energy Employee Stock Ownership Plan & Trust

5.78%	11/01/14	3,†	$5,000,000	$4,972,266

Sonat, Inc.

7.63%	07/15/11		350,000	367,230

				17,854,579

Finance — 10.73%

Bear Stearns Cos., Inc. (The) (MTN)

6.95%	08/10/12		10,000,000	11,104,065

Citigroup, Inc.

5.30%	10/17/12		1,399,000	1,470,236

5.50%	04/11/13		11,034,000	11,602,350

5.50%	10/15/14		3,510,000	3,636,142

6.01%	01/15/15		2,485,000	2,613,365

6.38%	08/12/14		8,000,000	8,523,074

Countrywide Financial Corp. (MTN)

5.80%	06/07/12		5,660,000	6,026,367

Discover Financial Services

0.79%	06/11/10	[2]	6,905,000	6,898,033

General Electric Capital Corp. (MTN)

0.41%	06/20/14	[2]	3,500,000	3,325,357

0.63%	05/05/26	[2]	6,300,000	5,186,053

General Electric Capital Corp. A (MTN)

0.52%	09/15/14	[2]	10,169,000	9,660,550

General Electric Capital Corp. E (MTN)

0.38%	03/20/14	[2]	5,500,000	5,212,592

GMAC LLC

2.45%	12/01/14	[2]	1,424,000	1,247,780

Goldman Sachs Group, Inc. (The)

0.75%	01/12/15	[2]	2,500,000	2,447,512

1.05%	12/05/11	[2]	10,970,000	11,128,813

5.45%	11/01/12		8,000,000	8,640,770

6.15%	04/01/18		2,500,000	2,649,380

Goldman Sachs Group, Inc. B (The) (MTN)

0.65%	07/22/15	[2]	800,000	774,536

JPMorgan Chase Capital XIII M

1.24%	09/30/34	[2]	2,465,000	1,934,734

JPMorgan Chase Capital XXI U

1.20%	02/02/37	[2]	3,250,000	2,499,633

Lehman Brothers Holdings, Inc. (MTN)

0.00%	06/20/16	[6,7]	4,835,000	1,063,700

0.00%	11/07/16	[6,7]	6,776,000	1,490,720

0.00%	02/16/17	[6,7]	4,198,000	923,560

MBNA Capital A

8.28%	12/01/26		1,074,000	1,090,110

MBNA Capital B

1.05%	02/01/27	[2]	2,891,000	1,994,987

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)

Merrill Lynch & Co., Inc. (MTN)

8.68%	05/02/17	[2]	$30,000	$32,175

8.95%	05/18/17	[2]	30,000	32,382

9.57%	06/06/17	[2]	5,184,000	5,673,370

Morgan Stanley

0.50%	01/18/11	[2]	4,405,000	4,406,203

0.62%	06/20/12	[2]	9,655,000	9,730,387

0.73%	10/15/15	[2]	2,830,000	2,625,020

4.20%	11/20/14		750,000	752,438

6.00%	05/13/14		1,325,000	1,433,594

Morgan Stanley (MTN)

5.63%	01/09/12		5,000,000	5,328,366

Morgan Stanley 1

1.10%	12/01/11	[2]	4,115,000	4,179,198

Morgan Stanley G (MTN)

0.55%	01/09/14	[2]	1,405,000	1,344,553

Pemex Finance Ltd. (Cayman Islands)

8.88%	11/15/10	[4]	1,466,800	1,512,696

Power Receivable Finance LLC

6.29%	01/01/12	[3]	889,947	913,630

6.29%	01/01/12		934,129	958,987

Prudential Holdings LLC (AGM)

1.14%	12/18/17	[2,3]	10,665,000	9,049,071

Woodbourne Capital Trust I

2.73%	04/08/49	[2,3,5]	1,000,000	220,000

Woodbourne Capital Trust II

2.73%	04/08/49	[2,3,5]	1,000,000	220,000

Woodbourne Capital Trust III

2.73%	04/08/49	[2,3,5]	1,000,000	220,000

Woodbourne Capital Trust IV

2.73%	04/08/49	[2,3,5]	1,000,000	220,000

				161,996,489

Health Care — 0.54%

CHS/Community Health Systems, Inc.

8.88%	07/15/15		250,000	259,375

UnitedHealth Group, Inc.

4.88%	02/15/13		7,348,000	7,863,462

				8,122,837

Insurance — 1.57%

Berkshire Hathaway, Inc.

0.68%	02/11/13	[2]	5,475,000	5,499,528

Farmers Insurance Exchange

6.00%	08/01/14	[3]	2,000,000	2,014,129

Metropolitan Life Global Funding I

1.03%	06/25/10	[2,3]	50,000	50,086

2.15%	06/10/11	[2,3]	2,000,000	2,033,608

2.88%	09/17/12	[3]	2,810,000	2,835,600

See accompanying notes to financial statements.

Annual Report March 2010 / 25

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Insurance (continued)

5.13%	04/10/13	[3]	$4,550,000	$4,888,283

5.13%	06/10/14	[3]	3,230,000	3,424,391

Nationwide Mutual Insurance Co.

5.81%	12/15/24	[2,3]	3,550,000	3,044,849

				23,790,474

Real Estate Investment Trust (REIT) — 2.57%

AvalonBay Communities, Inc. (MTN)

6.13%	11/01/12		1,057,000	1,144,217

Duke Realty LP

5.63%	08/15/11		8,550,000	8,861,793

6.25%	05/15/13		9,000,000	9,488,457

HCP, Inc.

6.45%	06/25/12		4,000,000	4,243,196

HCP, Inc. (MTN)

6.30%	09/15/16		3,100,000	3,154,613

Shurgard Storage Centers LLC

7.75%	02/22/11		1,500,000	1,557,063

WEA Finance LLC/WT Finance

7.50%	06/02/14	[3]	4,000,000	4,524,284

Westfield Capital Corp. Ltd. (Multinational)

4.38%	11/15/10	[3,4]	5,690,000	5,779,407

				38,753,030

Services — 0.03%

Mobile Mini, Inc.

6.88%	05/01/15		375,000	351,563

United Rentals North America, Inc.

7.00%	02/15/14		125,000	116,250

				467,813

Transportation — 1.63%

American Airlines Pass-Through Trust 2001-02

6.98%	04/01/11	[8]	15,017	15,092

American Airlines Pass-Through Trust 2003-1 (AMBAC)

3.86%	07/09/10		4,709,273	4,681,535

Continental Airlines Pass-Through Trust

1997-4 A

6.90%	01/02/18		185,249	186,639

Delta Air Lines, Inc. 2000 A1

7.38%	05/18/10		746,020	748,817

Delta Air Lines, Inc. 2001 A1

6.62%	03/18/11		3,125,920	3,133,734

Delta Air Lines, Inc. 2001 A2

7.11%	09/18/11		8,751,000	9,144,795

Northwest Airlines, Inc. 2001 1A-2

6.84%	04/01/11		1,500,000	1,511,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Transportation (continued)

UAL Pass-Through Trust 2009-1

10.40%	11/01/16		$4,767,000	$5,160,278

				24,582,140

Total Corporates

(Cost $404,100,403)				409,041,746

BANK LOANS — 0.74%*

Communications — 0.13%

Cebridge 2nd Lien (PIK)

6.25%	05/05/14	[9]	480,677	483,306

Charter Communications, Inc. Term Loan 3rd Lien

2.75%	09/06/14	[9]	500,000	458,303

Dex Media West LLC

7.50%	10/24/14	[2,9]	904,386	864,960

Univision Communications, Inc. 1st Lien Strip

2.54%	09/29/14	[9]	125,000	111,656

				1,918,225

Electric — 0.04%

TPF Generation Holdings LLC 2nd Lien

4.54%	12/15/14	[9]	250,000	224,062

TXU Energy Term Loan B3

3.73%	10/10/14	[9]	487,500	397,073

				621,135

Health Care — 0.42%

Carestream Health, Inc. Term Loan

5.50%	10/30/13	[9]	500,000	457,125

HCA Term Loan A

1.79%	11/19/12	[9]	6,081,382	5,922,160

				6,379,285

Insurance — 0.02%

Asurion Corp. Term Loan

3.23%	07/03/14	[9]	248,750	246,625

Materials — 0.01%

Lyondell Chemical Co. New Money (DIP)

13.00%	06/03/10	[9]	93,852	97,547

Lyondell Chemical Co. Roll Up L (DIP)

5.80%	06/03/10	[9]	93,569	100,002

				197,549

Services — 0.04%

Cengage Learning Term Loan B

2.79%	07/03/14	[9]	731,250	646,284

Transportation — 0.08%

Delta Air Lines, Inc. Term Loan 1st Lien

2.25%	04/30/12	[9]	960,102	927,458

See accompanying notes to financial statements.

26 / Annual Report March 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Transportation (continued)

United Air Lines, Inc.

2.25%	02/01/14	[9]	$346,111	$301,364

				1,228,822

Total Bank Loans
(Cost $11,241,180)				11,237,925

MORTGAGE-BACKED — 28.81%**

Commercial Mortgage-Backed — 5.86%

Bayview Commercial Asset Trust 2005-1A A1

0.55%	04/25/35	[2,3]	1,202,304	894,652

Bayview Commercial Asset Trust 2005-2A A1

0.56%	08/25/35	[2,3]	615,016	447,386

Bayview Commercial Asset Trust 2006-3A A1

0.50%	10/25/36	[2,3]	5,082,104	3,300,537

Bayview Commercial Asset Trust 2007-1 A1

0.47%	03/25/37	[2,3]	145,663	106,334

Bayview Commercial Asset Trust 2007-3 A1

0.49%	07/25/37	[2,3]	698,068	486,907

Chase Commercial Mortgage Securities Corp. 2000-3 A2

7.32%	10/15/32		12,806,306	12,995,541

Commercial Mortgage Loan Trust 2008-LS1 A4B

6.02%	12/10/49	[2]	10,025,000	9,873,993

Credit Suisse Mortgage Capital Certificates 2007-C2 A2

5.45%	01/15/49	[2]	8,000,000	8,202,763

CS First Boston Mortgage Securities Corp. 2004-C5 A2

4.18%	11/15/37		3,047,138	3,044,457

GE Capital Commercial Mortgage Corp. 2005-C4 A3A

5.33%	11/10/45	[2]	2,235,000	2,336,509

GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2

6.96%	09/15/35		6,586,529	6,712,584

GMAC Commercial Mortgage Securities, Inc. 2004-C1 A4

4.91%	03/10/38		410,000	423,640

Greenwich Capital Commercial Funding Corp. 2006-GG7 A4

5.89%	07/10/38	[2]	5,955,000	6,080,603

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4

5.75%	02/12/49	[2]	1,918,000	1,909,763

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD11 A2

5.80%	06/15/49	[2]	4,179,000	4,251,399

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Commercial Mortgage-Backed (continued)

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A2

5.83%	02/15/51		$7,450,000	$7,726,366

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4

5.88%	02/15/51	[2]	3,030,000	2,968,295

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3

5.42%	01/15/49		2,830,000	2,731,521

Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3

5.17%	12/12/49	[2]	4,840,000	4,691,294

Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4

5.75%	06/12/50	[2]	7,300,000	6,706,711

Morgan Stanley Capital I 2007-IQ16 A4

5.81%	12/12/49		2,570,000	2,532,547

				88,423,802

Non-Agency Mortgage-Backed — 12.57%

Adjustable Rate Mortgage Trust 2005-1 1A1

3.68%	05/25/35	2,†	11,320,611	7,207,060

American Home Mortgage Assets 2007-2 A1

0.37%	03/25/47	[2]	21,908,527	11,939,760

American Home Mortgage Assets 2007-4 A2

0.44%	08/25/37	[2]	22,500,000	12,370,797

American Home Mortgage Investment Trust 2004-2 2A

2.39%	02/25/44	[2]	14,989,827	13,146,573

Banc of America Funding Corp. 2007-5 3A1

6.00%	07/25/37		10,696,460	7,649,375

Banc of America Funding Corp. 2007-8 2A1

7.00%	10/25/37		9,300,353	6,124,421

Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)

8.00%	05/31/10	[3,4,5]	643,421	64,342

Bear Stearns Mortgage Funding Trust 2006-AR3 2A1

0.45%	11/25/36	[2]	13,670,323	7,056,562

Bear Stearns Mortgage Funding Trust 2007-AR4 2A1

0.46%	06/25/37	[2]	16,765,872	9,132,225

BHN I Mortgage Fund 2000-1 AF (Argentina)

8.00%	03/31/11	[3,4,5]	9,000	1,080

BlackRock Capital Finance LP 1997-R2 AP

1.23%	12/25/35	[2,3,5]	14,653	14,661

Chase Mortgage Finance Corp. 2007-A2 2A3

3.56%	07/25/37	[2]	12,060,082	11,493,196

Chase Mortgage Finance Corp. 2007-S2 1A7

6.00%	03/25/37		7,907,340	7,701,974

See accompanying notes to financial statements.

Annual Report March 2010 / 27

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

Chevy Chase Mortgage Funding Corp. 2005-2A A1

0.43%	05/25/36	[2,3]	$3,531,124	$1,929,664

Chevy Chase Mortgage Funding Corp. 2005-AA B2

0.87%	01/25/36	[2,3]	708,282	–

Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41

5.09%	02/25/34	[2]	686,556	647,182

Countrywide Alternative Loan Trust 2005-27 2A1

1.81%	08/25/35	[2]	2,393,499	1,089,201

Countrywide Alternative Loan Trust 2005-51 2A2A

0.53%	11/20/35	[2]	72,000	68,476

Countrywide Alternative Loan Trust 2005-59 1A1

0.56%	11/20/35	[2]	10,119,167	5,349,708

Countrywide Alternative Loan Trust 2005-72 A1

0.52%	01/25/36	[2]	906,506	550,050

Countrywide Alternative Loan Trust 2006-46 A4

6.00%	02/25/47		9,448,261	8,119,871

Countrywide Alternative Loan Trust 2006-OA12 A2

0.45%	09/20/46	[2]	4,988,645	2,140,491

Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1

5.10%	08/25/34	[2]	118,771	113,426

DLJ Mortgage Acceptance Corp. 1996-QA S (IO)

2.78%	01/25/26	[2,3,5]	98,802	62

Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A

0.45%	03/19/45	[2]	3,928,296	2,299,268

Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A

1.41%	04/19/47	[2]	91,902	51,467

First Horizon Alternative Mortgage Securities 2004-AA3 A1

2.33%	09/25/34	[2]	35,373	28,325

First Horizon Asset Securities, Inc. 2002-7 2A2

5.25%	12/25/17		28,831	28,425

Harborview Mortgage Loan Trust 2006-3 2A1A

6.34%	06/19/36	[2]	3,008,480	1,720,442

Harborview Mortgage Loan Trust 2007-2 2A1A

0.41%	05/25/38	[2]	16,623,719	8,438,951

Impac CMB Trust 2005-5 A1

0.57%	08/25/35	[2]	5,733,925	3,871,787

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

IndyMac Index Mortgage Loan Trust 2004-AR12 A1

0.64%	12/25/34	2,†	$662,659	$384,330

IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A

0.65%	11/25/34	[2]	2,537,887	1,641,198

JPMorgan Mortgage Trust 2005-A3 5A3

3.30%	06/25/35	[2]	159,023	128,264

MASTR Adjustable Rate Mortgages Trust 2003-6 4A2

5.18%	01/25/34	[2]	137,884	134,056

MASTR Adjustable Rate Mortgages Trust 2004-1 2A1

4.95%	01/25/34	[2]	268,062	236,943

MASTR Adjustable Rate Mortgages Trust 2004-5 3A1

3.84%	06/25/34	[2]	275,094	243,827

MASTR Seasoned Securities Trust 2004-1 4A1

3.51%	10/25/32	[2]	851,616	729,763

Merrill Lynch Alternative Note Asset 2007-AF1 AV1

5.44%	06/25/37	[2]	7,907,632	3,891,848

Residential Asset Mortgage Products, Inc. 2004-SL4 A3

6.50%	07/25/32		2,630,350	2,618,136

Residential Asset Mortgage Products, Inc. 2005-SL1 A5

6.50%	05/25/32		5,098,837	4,764,263

Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1

2.76%	12/27/35	[2]	17,865,461	9,812,729

Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A

0.45%	10/25/36	[2]	15,813,716	8,377,675

Structured Asset Securities Corp. 2002-5A 6A

6.16%	04/25/32	[2]	24,965	21,900

Thornburg Mortgage Securities Trust 2007-1 A2B

0.35%	03/25/37	[2]	14,329,939	14,003,878

Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1

1.23%	04/25/47	[2]	16,119,138	8,296,611

Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A

2.77%	01/25/33	[2]	485,117	447,696

Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21

0.58%	01/25/45	[2]	1,515,718	1,097,227

See accompanying notes to financial statements.

28 / Annual Report March 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B

3.33%	07/25/46	[2]	$11,110,016	$2,618,582

				189,797,748

U.S. Agency Mortgage-Backed — 10.38%

Fannie Mae 1997-76 FS

0.70%	09/17/27	[2]	59,099	58,078

Fannie Mae 2006-B2 AB

5.50%	05/25/14		7,461,164	7,727,074

Fannie Mae 2007-64 FA

0.72%	07/25/37	[2]	9,833,780	9,451,258

Fannie Mae G92-10 Z

7.75%	01/25/22		17,638	19,590

Fannie Mae Pool 555177

2.55%	01/01/33	[2]	77,359	79,708

Fannie Mae Pool 555284

7.50%	10/01/17		5,238	5,662

Fannie Mae Pool 567002

8.00%	05/01/23		134,267	154,272

Fannie Mae Pool 735861

6.50%	09/01/33		59,313	65,542

Fannie Mae Pool 745383

3.03%	12/01/35	[2]	3,134,905	3,231,959

Fannie Mae Pool 770900

3.58%	04/01/34	[2]	827,297	852,125

Fannie Mae Pool 805256

3.28%	01/01/35	[2]	1,173,880	1,210,963

Fannie Mae Pool 942553

5.93%	08/01/37	[2]	22,441,656	23,583,780

Freddie Mac 2174 PN

6.00%	07/15/29		3,575,940	3,866,026

Freddie Mac 2454 FQ

1.23%	06/15/31	[2]	61,402	62,677

Freddie Mac 2561 BX (IO)

5.00%	05/15/17		561,191	27,077

Freddie Mac 2657 LX (IO)

6.00%	05/15/18		37,670	4,263

Freddie Mac 3346 FA

0.46%	02/15/19	[2]	19,746,314	19,824,599

Freddie Mac 3626 MA

5.00%	02/15/30		10,172,691	10,884,619

Freddie Mac Gold A45796

7.00%	01/01/33		41,391	46,820

Freddie Mac Gold C46104

6.50%	09/01/29		46,778	51,639

Freddie Mac Gold G13032

6.00%	09/01/22		12,493,376	13,583,618

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac Gold G13475

6.00%	01/01/24		$1,540,936	$1,666,335

Freddie Mac Non Gold Pool 1B1928

3.46%	08/01/34	[2]	2,508,883	2,596,743

Freddie Mac Non Gold Pool 1G2627

6.02%	03/01/37	[2]	8,723,844	9,120,483

Freddie Mac Non Gold Pool 1J1393

6.29%	10/01/36	[2]	9,892,271	10,444,054

Freddie Mac Non Gold Pool 1J1509

6.32%	11/01/36	[2]	7,492,789	7,930,487

Freddie Mac Non Gold Pool 1L0113

3.61%	05/01/35	[2]	2,649,261	2,760,978

Freddie Mac Non Gold Pool 1N0371

6.20%	01/01/37	[2]	9,225,445	9,784,488

Freddie Mac Non Gold Pool 1N1446

4.76%	01/01/37	[2]	6,913,780	7,208,635

Freddie Mac Non Gold Pool 1Q0196

5.79%	02/01/37	[2]	6,270,183	6,640,601

Freddie Mac Non Gold Pool 786781

3.51%	08/01/29	[2]	174,916	180,943

Ginnie Mae 2003-28 LI (IO)

5.50%	02/20/32		665,272	33,130

Ginnie Mae GNSF (TBA)

4.50%	04/15/40		854,000	864,274

5.00%	04/15/40		1,020,000	1,059,764

Ginnie Mae I Pool 422972

6.50%	07/15/29		71,383	78,586

Ginnie Mae II Pool 1849

8.50%	08/20/24		1,884	2,177

Ginnie Mae II Pool 2020

8.50%	06/20/25		4,082	4,724

Ginnie Mae II Pool 2286

8.50%	09/20/26		4,182	4,847

Ginnie Mae II Pool 2487

8.50%	09/20/27		22,776	26,427

Ginnie Mae II Pool 80059

4.38%	04/20/27	[2]	58,476	60,357

Ginnie Mae II Pool 80589

4.50%	03/20/32	[2]	177,131	183,148

Ginnie Mae II Pool 80610

4.38%	06/20/32	[2]	41,856	43,298

Ginnie Mae II Pool 80968

3.63%	07/20/34	[2]	1,159,547	1,196,574

Ginnie Mae II Pool 81201

4.00%	01/20/35	[2]	29,368	30,681

See accompanying notes to financial statements.

Annual Report March 2010 / 29

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Ginnie Mae II Pool 8599

4.38%	02/20/25	[2]	$49,995	$52,532

				156,765,615

Total Mortgage-Backed

(Cost $494,841,530)				434,987,165

MUNICIPAL BONDS — 0.54%*

California — 0.54%

State of California, Recreational Facility Improvements, G.O., Taxable Variable Purpose 3

5.45%	04/01/15		1,715,000	1,790,151

State of California, Refunding Bonds, G.O., Taxable Variable Purpose

4.85%	10/01/14		4,500,000	4,611,060

State of California, School Improvements, G.O., Taxable Variable Purpose

5.50%	03/01/16		1,775,000	1,806,187

				8,207,398

Total Municipal Bonds
(Cost $8,022,112)				8,207,398

U.S. AGENCY SECURITIES — 2.49%

Freddie Mac

0.37%	02/03/12	[2]	14,440,000	14,462,252

1.25%	01/26/12		16,405,000	16,396,437

2.00%	10/01/12		6,660,000	6,660,000

Total U.S. Agency Securities
(Cost $37,559,758)				37,518,689

Total Bonds – 74.07%
(Cost $1,246,693,815)				1,118,350,549

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 28.32%

Commercial Paper — 4.92%

BNP Paribas Finance, Inc.

0.19%[10]	04/27/10		$25,485,000	25,481,503

Credit Agricole North America, Inc.

0.20%[10]	05/03/10		26,300,000	26,295,442

Lloyds Banking Group Plc

0.21%[10]	04/26/10		22,490,000	22,486,720

				74,263,665

Money Market Fund — 14.85%

BlackRock Liquidity Funds TempFund Portfolio

0.12%			31,102,000	31,102,000

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)

Money Market Fund (continued)

Dreyfus Cash Advantage Fund

0.11%[11]			67,771,000	$67,771,000

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[11]			67,848,000	67,848,000

Goldman Sachs Financial Square Funds - Prime Obligations Fund

0.05%[11,12]			57,608,100	57,608,100

				224,329,100

U.S. Agency Discount Notes — 1.81%

Freddie Mac

0.14%[10]	05/24/10		$27,295,000	27,289,768

U.S. Treasury Bills — 6.74%

U.S. Treasury Bills

0.09%[10]	05/13/10	[13]	1,545,000	1,544,766

0.11%[10]	05/06/10		100,225,000	100,214,427

				101,759,193

Total Short Term Investments
(Cost $427,641,400)				427,641,726

Total Investments – 102.39%
(Cost $1,674,335,215)[1]				1,545,992,275

Liabilities in Excess of Other Assets – (2.39)%				(36,064,776)

Net Assets – 100.00%				$1,509,927,499

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
1,496	U.S. Treasury Two Year Note,
	Expiration June 2010	$155,345
352	U.S. Treasury Five Year Note,
	Expiration June 2010	(94,517)

	Net unrealized appreciation	$60,828

Expiration Date	Notional Amount (000’s)	Appreciation/ Depreciation	Value
SWAPS: INTEREST RATE

Six month forward rate swap based upon the spread between the CMM30-FNMA rate and 10 year CMS rate plus 0.49%. The Fund receives an amount equal to the difference between the CMM30-FNMA rate minus the 10 year CMS rate plus 0.49% times the notional amount if positive. The Fund owes a comparable amount if negative. Counterparty: Goldman Sachs Group, Inc. (The)

05/27/10	$10,060	$167,741	$167,741

	$10,060	$167,741	$167,741

See accompanying notes to financial statements.

30 / Annual Report March 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$—	$4,250	$(17,695)	$(17,695)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

12/20/12	—	1,425	(13,507)	(13,507)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	1,325	(11,835)	(11,835)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	1,850	(144,960)	(144,960)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	2,800	(212,568)	(212,568)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	1,250	(932)	(932)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	2,750	(5,056)	(5,056)

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

12/20/12	—	2,550	(42,943)	(42,943)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

12/20/12	—	2,725	4,504	4,504

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

12/20/12	—	295	(316)	(316)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	—	900	(43,869)	(43,869)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	—	900	(43,869)	(43,869)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

06/20/13	—	1,600	(62,493)	(62,493)

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

12/20/13	$—	$275	$(34,731)	$(34,731)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	—	275	(15,710)	(15,710)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

03/20/14	—	1,905	21,466	21,466

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

03/20/14	—	1,905	(26,195)	(26,195)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Deutsche Bank AG

12/20/14	(8,839)	2,935	(38,544)	(47,383)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Morgan Stanley

12/20/14	(10,089)	2,930	(37,213)	(47,302)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(44,660)	2,930	(45,021)	(89,681)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(44,736)	2,935	(45,098)	(89,834)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	—	1,800	(127,586)	(127,586)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	47,119	1,170	16,978	64,097

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	49,940	895	(908)	49,032

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	49,661	890	(903)	48,758

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	27,547	9,950	333,558	361,105

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the KB Homes, Inc., 5.75%, due 02/01/14. Counterparty: Citigroup, Inc.

09/20/16	82,078	1,170	51,738	133,816

See accompanying notes to financial statements.

Annual Report March 2010 / 31

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

	Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	09/20/16	$148,629	$4,200	$84,556	$233,185

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	09/20/16	136,633	3,600	63,240	199,873

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

	09/20/16	36,748	1,900	68,741	105,489

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

	09/20/16	70,224	1,900	35,265	105,489

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

	09/20/16	86,272	2,275	40,037	126,309

		$626,527	$70,460	$(251,869)	$374,658

Expiration Date	Credit Rating [a]	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$—	$3,250	$144,517	$144,517

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

03/20/11	AAA	—	5,500	196,999	196,999

		$—	$8,750	$341,516	$341,516

	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Depreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

	08/25/37	$(744,002)	$2,000	$(515,824)	$(1,259,826)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(1,986,529)	3,700	(344,149)	(2,330,678)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(3,220,410)	6,600	(937,016)	(4,157,426)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Depreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	$(1,534,917)	$3,200	$(480,805)	$(2,015,722)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	(2,732,469)	5,600	(795,044)	(3,527,513)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	(1,898,527)	11,630	(5,427,362)	(7,325,889)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(13,405,828)	21,850	432,043	(12,973,785)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(2,606,434)	4,000	231,370	(2,375,064)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(4,089,641)	6,000	527,046	(3,562,595)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

05/25/46	(3,198,462)	4,089	(338,249)	(3,536,711)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(4,361,539)	5,576	(461,248)	(4,822,787)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(3,024,981)	3,904	(350,970)	(3,375,951)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

05/25/46	(2,544,231)	3,253	(269,062)	(2,813,293)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

05/25/46	(2,391,488)	3,067	(261,045)	(2,652,533)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

05/25/46	(1,789,649)	4,930	(662,347)	(2,451,996)

	$(49,529,107)	$89,399	$(9,652,662)	$(59,181,769)

See accompanying notes to financial statements.

32  /  Annual Report March 2010

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2010

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,675,177,795 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$53,584,695
Gross unrealized depreciation	(182,770,215)

Net unrealized depreciation	$(129,185,520)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $98,634,669 representing 6.53% of total net assets.

[4]	U.S. dollar denominated security issued by foreign domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $6,691,241 which is 0.44% of total net assets.
[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Expected maturity date.
[9]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.23%, 07/03/14	$247,232	$246,625	0.02%
06/01/07	Carestream Health, Inc. Term Loan, 5.50%, 10/30/13	503,856	457,125	0.03%
02/01/08	Cebridge 2nd Lien (PIK), 6.25%, 05/05/14	480,677	483,306	0.03%
06/27/07	Cengage Learning Term Loan B, 2.79%, 07/03/14	726,776	646,284	0.04%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 2.75%, 09/06/14	501,915	458,303	0.03%
04/25/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.25%, 04/30/12	960,102	927,458	0.06%
12/30/08	Dex Media West LLC, 7.50%, 10/24/14	532,345	864,960	0.06%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA Term Loan A, 1.79%, 11/19/12	$5,907,719	$5,922,160	0.39%
03/04/09	Lyondell Chemical Co. New Money (DIP), 13.00%, 06/03/10	93,853	97,547	0.01%
03/05/09	Lyondell Chemical Co. Roll Up L (DIP), 5.80%, 06/03/10	91,354	100,002	0.01%
11/06/07	TPF Generation Holdings LLC 2nd Lien, 4.54%, 12/15/14	242,937	224,062	0.01%
10/31/07	TXU Energy Term Loan B3, 3.73%, 10/10/14	487,500	397,073	0.02%
02/01/07	United Air Lines, Inc., 2.25%, 02/01/14	346,111	301,364	0.02%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.54%, 09/29/14	118,803	111,656	0.01%

		$11,241,180	$11,237,925	0.74%

[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of March 31, 2010.
†	Fair valued security. The aggregate value of fair valued securities is $50,579,581 which is 3.35% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.
[12]	Securities, or a portion there of, pledged as collateral for swaps. The total market value of collateral pledged is $57,608,100.
[13]	Securities, or a portion there of, pledged as collateral for futures. The total market value of collateral pledged is $1,544,737.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.)

(AMBAC): American Municipal Bond Assurance Corp.

(DIP): Defaulted interest payment

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to financial statements.

Annual Report March 2010  /  33

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.10%
ASSET-BACKED SECURITIES — 11.46%**

ABFS Mortgage Loan Trust 2002-2 A7 (STEP)

5.72%	07/15/33		$5,718	$5,667

Aerco Ltd. 2A A3 (United Kingdom)

0.69%	07/15/25	[2,3,4]	1,266,054	746,972

Ameriquest Mortgage Securities, Inc. 2005-R6 A2

0.45%	08/25/35	[3]	936,540	868,302

Bayview Financial Acquisition Trust 2005-A A1

1.25%	02/28/40	3,4,†	726,796	363,449

Bayview Financial Revolving Mortgage Loan Trust 2005-E A1

1.25%	12/28/40	3,4,†	1,185,327	598,673

Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)

6.89%	12/25/34		14,615	13,427

Birch Real Estate CDO Ltd. 1A A1 (Cayman Islands)

5.16%	02/10/38	2,4,†	650,000	594,963

Chase Funding Mortgage Loan Asset-Backed Certificates 2004-2 1A4

5.32%	02/25/35		16,953	15,969

Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3

0.43%	03/25/37	[3]	1,376,500	599,646

Conseco Finance 2001-D A5

6.69%	11/15/32	[3]	159,092	160,367

Conseco Finance 2002-A A5 (STEP)

7.55%	04/15/32		285,108	292,036

Conseco Finance 2002-C BF2

8.00%	06/15/32	[3,4]	314,654	161,955

Conseco Finance 2002-C MF2

6.98%	06/15/32	[3]	23,898	23,764

Conseco Finance Home Loan Trust 2000-E M1

8.13%	08/15/31	[3]	122,094	114,921

Countrywide Asset-Backed Certificates 2004-AB1 2A3

0.77%	02/25/35	[3]	772,640	751,097

Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1

0.31%	04/25/37	[3]	532,270	373,466

First Franklin Mortgage Loan Asset Backed Certificates 2006-FF18 M1

0.48%	12/25/37	[3]	2,500,000	71,818

GE SeaCo Finance SRL 2004-1A A (Barbados)

0.53%	04/17/19	2,3,4,†	449,167	403,119

GE SeaCo Finance SRL 2005-1A A (Barbados)

0.48%	11/17/20	2,3,4,†	170,000	146,622

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Green Tree Home Improvement Loan Trust 1995-C B2

7.60%	07/15/20		$36	$28

Green Tree Home Improvement Loan Trust 1997-E HEB1

7.53%	01/15/29		525,673	500,874

GSAMP Trust 2007-HE2 A2A

0.35%	03/25/47	[3]	826,399	748,480

HSBC Home Equity Loan Trust 2006-4 A3V

0.39%	03/20/36	[3]	1,500,000	1,381,036

HSBC Home Equity Loan Trust 2007-2 M1

0.55%	07/20/36	3,†	825,000	495,006

IndyMac Manufactured Housing Contract 1997-1 A3

6.61%	02/25/28		569,284	402,542

IndyMac Manufactured Housing Contract 1997-1 A4

6.75%	02/25/28		188,601	134,090

JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3

0.44%	05/25/35	[3]	1,128,607	987,475

JPMorgan Mortgage Acquisition Corp. 2007-CH4 A3

0.36%	05/25/37	[3]	1,195,000	701,153

Keystone Owner Trust 1998-P1 M2

7.93%	05/25/25	[4]	17,558	17,306

MASTR Asset Backed Securities Trust 2007-HE1 A1

0.33%	05/25/37	[3]	359,596	343,175

Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C

0.43%	06/25/37	[3]	811,700	317,197

Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D

0.50%	06/25/37	[3]	1,500,000	592,062

Mid-State Trust 11 A1

4.86%	07/15/38		1,375,586	1,246,226

Mid-State Trust 2004-1 A

6.01%	08/15/37		325,430	301,706

Mid-State Trust 2004-1 B

8.90%	08/15/37		237,815	219,729

Mid-State Trust 2005-1 M2

7.08%	01/15/40		1,075,651	935,447

Morgan Stanley ABS Capital I 2006-HE6 A2B

0.35%	09/25/36	[3]	251,798	225,034

Nationstar Home Equity Loan Trust 2006-B AV4

0.53%	09/25/36	[3]	2,450,000	1,151,155

Nationstar Home Equity Loan Trust 2007-C 2AV2

0.38%	06/25/37	[3]	1,150,000	744,528

See accompanying notes to financial statements.

34 / Annual Report March 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Oakwood Mortgage Investors, Inc. 1998-B A4

6.35%	03/15/17		$39,852	$39,108

Option One Mortgage Loan Trust 2007-6 2A4

0.50%	07/25/37	[3]	2,159,800	887,324

Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 (STEP)

6.16%	08/25/32		2,220	944

Residential Asset Mortgage Products, Inc. 2003-RS1 AI5 (STEP)

5.69%	03/25/33		15,836	7,617

Residential Funding Mortgage Securities II, Inc. 2003-HS2 AI4 (STEP)

3.87%	07/25/33		26,222	23,295

Resmae Mortgage Loan Trust 2006-1 A1B

0.52%	02/25/36	[3,4]	124,596	21,468

Securitized Asset Backed Receivables LLC Trust 2006-HE2 A2C

0.40%	07/25/36	[3]	2,700,000	933,833

SG Mortgage Securities Trust 2006-FRE1 A1B

0.52%	02/25/36	[3]	93,169	58,187

Soundview Home Equity Loan Trust 2006-WF2 A2C

0.39%	12/25/36	[3]	1,680,000	1,267,726

Soundview Home Equity Loan Trust 2007-OPT1 2A2

0.40%	06/25/37	[3]	1,872,000	803,748

Soundview Home Equity Loan Trust 2007-OPT3 2A2

0.38%	08/25/37	[3]	1,170,000	716,563

Soundview Home Equity Loan Trust 2007-OPT4 2A1

1.15%	09/25/37	[3]	205,894	205,700

SVO VOI Mortgage Corp. 2003-AA A

3.95%	02/20/19	[4]	58,587	55,367

Terwin Mortgage Trust 2005-9HGS A1

4.00%	08/25/35	[3,4]	29,186	27,274

Triton Container Finance LLC 2006-1A Note

0.42%	11/26/21	[3,4]	366,667	319,688

UCFC Home Equity Loan 1998-D BF1

8.97%	04/15/30	[3]	3,657	1,458

UCFC Home Equity Loan 1998-D MF1

6.91%	04/15/30		118,429	103,992

Wells Fargo Home Equity Trust 2006-1 A3

0.40%	05/25/36	[3]	527,481	515,640

Total Asset-Backed Securities
(Cost $25,868,573)				23,739,414

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 28.48%*
Banking — 6.10%

ANZ National International Ltd. (New Zealand)

6.20%	07/19/13	[2,4]	$600,000	$661,722

BAC Capital Trust XV

1.05%	06/01/56	[3]	1,432,000	976,182

Bank of America N.A.

0.56%	06/15/17	[3]	600,000	528,074

Barclays Bank Plc (United Kingdom)

5.20%	07/10/14	[2]	850,000	908,531

Capital One Financial Corp. (MTN)

5.70%	09/15/11		876,000	919,563

Credit Suisse/Guernsey 1 (Switzerland)

0.94%	05/29/49	[2,3]	770,000	605,412

Credit Suisse/New York (MTN) (Switzerland)

5.00%	05/15/13	[2]	700,000	752,888

Credit Suisse/New York (Switzerland)

5.50%	05/01/14	[2]	500,000	544,714

6.00%	02/15/18	[2]	575,000	609,754

Deutsche Bank AG/London (Germany)

4.88%	05/20/13	[2]	760,000	815,028

Deutsche Bank Capital Funding Trust VII

5.63%	01/19/49	[3,4]	120,000	101,400

HBOS Plc (United Kingdom)

6.75%	05/21/18	[2,4]	915,000	841,976

JPMorgan Chase Bank N.A.

0.59%	06/13/16	[3]	600,000	560,397

6.00%	07/05/17		600,000	640,499

Lloyds Banking Group Capital No. 1 Plc (United Kingdom)

8.00%	12/29/49	[2,3]	775,000	678,125

Nationsbank Capital Trust III

0.80%	01/15/27	[3]	616,000	433,456

Svenska Handelsbanken AB (Sweden)

4.88%	06/10/14	[2,4]	825,000	869,188

Wachovia Bank N.A.

6.00%	11/15/17		643,000	698,015

Wachovia Corp.

0.59%	10/28/15	[3]	250,000	231,883

Wachovia Corp. (MTN)

5.50%	05/01/13		239,000	258,295

				12,635,102

Communications — 0.66%

Cellco Partnership/Verizon Wireless Capital LLC

5.55%	02/01/14		350,000	382,826

Qwest Corp.

7.88%	09/01/11		575,000	612,375

See accompanying notes to financial statements.

Annual Report March 2010 / 35

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications (continued)

Sprint Nextel Corp.

0.69%	06/28/10	[3]	$385,000	$383,656

				1,378,857

Electric — 3.06%

Cedar Brakes II LLC

9.88%	09/01/13	[4]	323,136	329,284

CenterPoint Energy Houston Electric LLC U

7.00%	03/01/14		300,000	341,088

Entergy Louisiana LLC

5.83%	11/01/10		758,000	759,797

KCP&L Greater Missouri Operations Co.

11.88%	07/01/12		1,060,000	1,234,258

NiSource Finance Corp.

10.75%	03/15/16		450,000	572,673

PG&E Corp.

5.75%	04/01/14		910,000	994,943

Public Service Co. of New Mexico

7.95%	05/15/18		475,000	496,302

Southwestern Electric Power Co.

6.45%	01/15/19		534,000	576,284

Texas-New Mexico Power Co.

9.50%	04/01/19	[4]	800,000	976,206

Union Electric Co.

6.70%	02/01/19		54,000	59,836

				6,340,671

Energy — 1.76%

CenterPoint Energy Resources Corp. B

7.88%	04/01/13		450,000	515,624

Sabine Pass LNG LP

7.25%	11/30/13		935,000	883,575

Southern Union Co.

7.20%	11/01/66	[3]	910,000	844,025

Valero Energy Corp.

9.38%	03/15/19		1,071,000	1,277,071

Williams Cos., Inc. (The)

7.88%	09/01/21		112,000	132,129

				3,652,424

Finance — 9.86%

Bear Stearns Cos. LLC (The)

7.25%	02/01/18		1,140,000	1,319,496

Citigroup Funding, Inc. 2

0.58%	04/30/12	[3]	655,000	659,954

Citigroup, Inc.

0.53%	11/05/14	[3]	625,000	579,879

0.80%	08/25/36	[3]	205,000	124,394

5.50%	04/11/13		451,000	474,231

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)

5.50%	10/15/14		$371,000	$384,333

6.01%	01/15/15		250,000	262,914

6.38%	08/12/14		535,000	569,981

6.50%	08/19/13		408,000	440,163

8.50%	05/22/19		300,000	350,730

Countrywide Financial Corp. (MTN)

5.80%	06/07/12		625,000	665,456

Ford Motor Credit Co. LLC

8.63%	11/01/10		319,000	326,787

General Electric Capital Corp.

5.63%	05/01/18		730,000	763,446

General Electric Capital Corp. (MTN)

1.15%	05/22/13	[3]	340,000	338,932

6.88%	01/10/39		300,000	324,639

General Electric Capital Corp. A (MTN)

0.52%	09/15/14	[3]	1,394,000	1,324,300

General Electric Capital Corp. E (MTN)

0.38%	03/20/14	[3]	300,000	284,323

Goldman Sachs Group, Inc. (The)

0.43%	02/06/12	[3]	210,000	208,980

1.05%	12/05/11	[3]	785,000	796,364

5.13%	01/15/15		750,000	791,953

6.15%	04/01/18		600,000	635,851

7.50%	02/15/19		800,000	913,775

Goldman Sachs Group, Inc. (The) (MTN)

6.00%	05/01/14		250,000	273,994

Goldman Sachs Group, Inc. B (The) (MTN)

0.65%	07/22/15	[3]	100,000	96,817

JPMorgan Chase Capital XIII M

1.24%	09/30/34	[3]	1,070,000	839,824

Lehman Brothers Holdings, Inc. (MTN)

0.00%	06/20/16	[5,6]	452,000	99,440

0.00%	11/07/16	[5,6]	502,000	110,440

0.00%	02/16/17	[5,6]	260,000	57,200

Lehman Brothers Holdings, Inc. H (MTN)

0.00%	11/30/10	[5,6]	271,000	59,620

Merrill Lynch & Co., Inc. (MTN)

8.68%	05/02/17	[3]	510,000	546,975

8.95%	05/18/17	[3]	410,000	442,554

9.57%	06/06/17	[3]	319,000	349,114

Morgan Stanley

0.50%	01/18/11	[3]	345,000	345,094

0.62%	06/20/12	[3]	1,150,000	1,158,979

0.73%	10/15/15	[3]	187,000	173,455

5.38%	10/15/15		800,000	831,906

6.75%	04/15/11		180,000	190,064

Morgan Stanley (MTN)

0.70%	10/18/16	[3]	570,000	521,131

See accompanying notes to financial statements.

36 / Annual Report March 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)

Morgan Stanley G (MTN)

0.55%	01/09/14	[3]	$615,000	$588,541

Pemex Finance Ltd. (Cayman Islands)

8.88%	11/15/10	[2]	75,000	77,347

Power Receivable Finance LLC

6.29%	01/01/12		192,506	197,629

Prudential Holdings LLC (AGM)

1.14%	12/18/17	[3,4]	500,000	424,242

ZFS Finance USA Trust I

6.15%	12/15/65	[3,4]	500,000	492,500

				20,417,747

Health Care — 1.04%

HCA, Inc.

8.50%	04/15/19	[4]	430,000	464,400

UnitedHealth Group, Inc.

4.88%	02/15/13		760,000	813,314

WellPoint, Inc.

6.00%	02/15/14		800,000	880,224

				2,157,938

Insurance — 1.50%

Allied World Assurance Co. Holdings Ltd. (Bermuda)

7.50%	08/01/16	[2]	244,000	264,492

Fairfax Financial Holdings Ltd. (Canada)

7.75%	04/26/12	[2]	375,000	395,625

MetLife, Inc.

7.72%	02/15/19		270,000	315,789

Metropolitan Life Global Funding I

5.13%	06/10/14	[4]	800,000	848,147

Nationwide Mutual Insurance Co.

6.60%	04/15/34	[4]	440,000	370,802

Pricoa Global Funding I

5.45%	06/11/14	[4]	850,000	912,974

				3,107,829

Real Estate Investment Trust (REIT) — 2.49%

Duke Realty LP

6.25%	05/15/13		790,000	832,876

HCP, Inc.

7.07%	06/08/15		200,000	214,477

HCP, Inc. (MTN)

5.95%	09/15/11		820,000	855,608

Prime Property Funding II, Inc.

5.60%	06/15/11	[4]	206,000	213,967

Shurgard Storage Centers LLC

5.88%	03/15/13		68,000	71,619

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)

Simon Property Group LP

4.20%	02/01/15		$400,000	$400,332

UDR, Inc. (MTN)

5.00%	01/15/12		80,000	81,303

5.25%	01/15/15		1,000,000	997,293

WEA Finance LLC

7.13%	04/15/18	[4]	775,000	839,717

WEA Finance LLC/WT Finance

7.50%	06/02/14	[4]	570,000	644,710

				5,151,902

Transportation — 2.01%

American Airlines Pass-Through Trust 2003-1 (AMBAC)

3.86%	07/09/10		16,827	16,728

American Airlines Pass-Through Trust 2009-1A

10.38%	07/02/19		844,146	974,988

Continental Airlines Pass-Through Trust 1997-4 A

6.90%	01/02/18		81,047	81,655

Continental Airlines Pass-Through Trust 1999-2 A-1

7.26%	03/15/20		392,764	394,728

Continental Airlines Pass-Through Trust 2007-1 A

5.98%	04/19/22		373,000	368,218

Delta Air Lines, Inc. 2000 A1

7.38%	05/18/10		23,906	23,996

Delta Air Lines, Inc. 2001 A2

7.11%	09/18/11		1,202,000	1,256,090

JetBlue Airways Pass-Through Trust 2004-2 G1

0.63%	08/15/16	[3]	20,693	16,401

Northwest Airlines, Inc. 2001 1A-2

6.84%	04/01/11		400,000	403,000

Northwest Airlines, Inc. 2001-1 A1

7.04%	04/01/22		214,284	201,963

UAL Pass-Through Trust 2009-2 A

9.75%	01/15/17		400,000	427,000

				4,164,767

Total Corporates

(Cost $54,862,428)				59,007,237

See accompanying notes to financial statements.

Annual Report March 2010 / 37

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.22%*

Health Care — 0.22%

HCA Term Loan A

1.79%	11/19/12	[7]	$455,133	$443,217

Total Bank Loans (Cost $447,803)

MORTGAGE-BACKED — 34.44%**

Commercial Mortgage-Backed — 9.95%

Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4

5.19%	05/11/39	[3]	40,000	41,921

Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A

5.15%	10/12/42	[3]	950,000	979,560

Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4

5.54%	09/11/41		470,000	484,606

Chase Commercial Mortgage Securities Corp. 2000-3 A2

7.32%	10/15/32		1,860,134	1,887,620

Citigroup Commercial Mortgage Trust 2007-C6 A4

5.70%	12/10/49	[3]	40,000	39,906

Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4

5.32%	12/11/49		1,100,000	1,066,771

Commercial Mortgage Loan Trust 2008-LS1 A4B

6.02%	12/10/49	[3]	1,705,000	1,679,318

Commercial Mortgage Loan Trust 2008-LS1 AJ

6.02%	12/10/49	[3]	210,000	101,730

Credit Suisse Mortgage Capital Certificates 2006-C5 A3

5.31%	12/15/39		370,000	349,920

CW Capital Cobalt Ltd. 2006-C1 A4

5.22%	08/15/48		1,060,000	1,013,871

GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2

6.96%	09/15/35		909,126	926,526

Greenwich Capital Commercial Funding Corp. 2006-GG7 A4

5.89%	07/10/38	[3]	1,605,000	1,638,853

Greenwich Capital Commercial Funding Corp. 2007-GG9 A4

5.44%	03/10/39		1,740,000	1,695,294

JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4

5.87%	04/15/45	[3]	1,330,000	1,375,177

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4

5.75%	02/12/49	[3]	955,000	950,899

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Commercial Mortgage-Backed (continued)

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4

5.88%	02/15/51	[3]	$1,685,000	$1,650,685

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3

5.42%	01/15/49		1,540,000	1,486,411

LB-UBS Commercial Mortgage Trust 2000-C4 A2

7.37%	08/15/26		471,341	473,646

Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3

5.17%	12/12/49	[3]	760,000	736,650

Morgan Stanley Capital I 2007-IQ16 A4

5.81%	12/12/49		2,060,000	2,029,980

				20,609,344

Non-Agency Mortgage-Backed — 4.78%

Banc of America Funding Corp. 2003-2 1A1

6.50%	06/25/32		11,785	12,072

Chevy Chase Mortgage Funding Corp. 2004-1A A1

0.53%	01/25/35	[3,4]	374,974	211,977

Chevy Chase Mortgage Funding Corp. 2005-2A A1

0.43%	05/25/36	[3,4]	377,511	206,299

Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41

5.09%	02/25/34	[3]	53,707	50,627

Countrywide Alternative Loan Trust 2005-27 2A1

1.81%	08/25/35	[3]	416,791	189,668

Countrywide Alternative Loan Trust 2005-27 3A2

1.56%	08/25/35	[3]	42,951	21,245

Countrywide Alternative Loan Trust 2005-72 A1

0.52%	01/25/36	[3]	884,355	536,609

Countrywide Alternative Loan Trust 2006-OA16 A2

0.44%	10/25/46	[3]	2,496,706	1,382,022

Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1

5.10%	08/25/34	[3]	546,726	522,118

Deutsche ALT-A Securities, Inc. 2007-OA2 A1

1.02%	04/25/47	[3]	1,207,278	678,431

First Horizon Asset Securities, Inc. 2002-7 2A2

5.25%	12/25/17		73,520	72,484

GSR Mortgage Loan Trust 2004-9 5A7

3.89%	08/25/34	[3]	1,469,000	1,347,152

See accompanying notes to financial statements.

38 / Annual Report March 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

IndyMac Index Mortgage Loan Trust 2004-AR6 6A1

5.52%	10/25/34	[3]	$200,733	$171,214

IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A

0.65%	11/25/34	[3]	64,178	41,502

IndyMac Index Mortgage Loan Trust 2007-AR5 1A1

5.55%	05/25/37	[3]	24,143	13,234

Lehman XS Trust 2007-12N 1A3A

0.45%	07/25/47	[3]	4,500,000	1,215,000

Lehman XS Trust 2007-14H A12

0.75%	07/25/47	3,†	9,049,945	571,985

MASTR Adjustable Rate Mortgages Trust 2004-1 2A1

4.95%	01/25/34	[3]	3,403	3,008

MASTR Asset Securitization Trust 2002-8 1A1

5.50%	12/25/17		9,990	10,295

MASTR Seasoned Securities Trust 2004-1 4A1

3.51%	10/25/32	[3]	4,299	3,684

MASTR Seasoned Securities Trust 2004-2 A2

6.50%	08/25/32		147,404	148,394

MASTR Seasoned Securities Trust 2005-1 4A1

3.06%	10/25/32	[3]	8,749	8,151

Residential Accredit Loans, Inc. 2003-QS17 NB1

5.25%	09/25/33		13,539	12,638

Residential Asset Mortgage Products, Inc. 2003-SL1 A41

8.00%	04/25/31		77,909	76,596

Residential Asset Securitization Trust 2004-IP2 2A1

3.10%	12/25/34	[3]	122,536	107,251

Structured Asset Mortgage Investments, Inc. 2005-AR3 1A1

0.52%	08/25/35	[3]	1,478,931	872,652

Structured Asset Mortgage Investments, Inc. 2005-AR8 A2

1.94%	02/25/36	[3]	1,636,065	959,869

Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1

1.23%	04/25/47	[3]	869,169	447,366

Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A

2.77%	01/25/33	[3]	26,745	24,682

				9,918,225

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed — 19.71%

Fannie Mae 1989-25 G

6.00%	06/25/19		$4,698	$5,117

Fannie Mae 1992-116 B

6.50%	06/25/22		729	796

Fannie Mae 1993-225 SG

26.33%	12/25/13	[3]	114,421	139,710

Fannie Mae 1993-80 S

10.53%	05/25/23	[3]	28,522	31,301

Fannie Mae 2001-52 YZ

6.50%	10/25/31		698,292	765,697

Fannie Mae 2003-27 SG (IO)

7.40%	04/25/17	[3]	7,565,639	544,704

Fannie Mae 2003-53 IA (IO)

5.50%	10/25/28		10,844	17

Fannie Mae 2003-W6 5T (IO)

0.55%	09/25/42	[3]	42,075,508	705,160

Fannie Mae 2007-64 FA

0.72%	07/25/37	[3]	1,586,662	1,524,943

Fannie Mae 2008-50 SA (IO)

5.80%	11/25/36	[3]	10,777,769	1,135,253

Fannie Mae Pool 253974

7.00%	08/01/31		34,083	37,774

Fannie Mae Pool 254232

6.50%	03/01/22		46,453	51,234

Fannie Mae Pool 527247

7.00%	09/01/26		175	195

Fannie Mae Pool 545191

7.00%	09/01/31		17,361	19,241

Fannie Mae Pool 545646

7.00%	09/01/26		105	118

Fannie Mae Pool 549740

6.50%	10/01/27		67,108	72,784

Fannie Mae Pool 555177

2.55%	01/01/33	[3]	41,148	42,398

Fannie Mae Pool 555207

7.00%	11/01/17		2,738	2,977

Fannie Mae Pool 555284

7.50%	10/01/17		2,488	2,690

Fannie Mae Pool 606108

7.00%	03/01/31		2,329	2,609

Fannie Mae Pool 630599

7.00%	05/01/32		22,371	25,162

Fannie Mae Pool 655928

7.00%	08/01/32		14,547	16,574

Fannie Mae Pool 725027

5.00%	11/01/33		1,536,784	1,594,473

Fannie Mae Pool 725425

5.50%	04/01/34		1,480,393	1,568,523

See accompanying notes to financial statements.

Annual Report March 2010 / 39

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Fannie Mae Pool 735207

7.00%	04/01/34		$13,155	$14,624

Fannie Mae Pool 735224

5.50%	02/01/35		1,428,926	1,516,692

Fannie Mae Pool 735646

4.50%	07/01/20		31,881	33,525

Fannie Mae Pool 735686

6.50%	12/01/22		264,194	283,775

Fannie Mae Pool 735861

6.50%	09/01/33		343,843	379,952

Fannie Mae Pool 764388

4.94%	03/01/34	[3]	352,128	369,621

Fannie Mae Pool 765387

6.00%	08/01/34		23,517	25,943

Fannie Mae Pool 770869

3.49%	04/01/34	[3]	472,664	488,158

Fannie Mae Pool 776708

5.00%	05/01/34		1,012,212	1,048,829

Fannie Mae Pool 789606

6.00%	08/01/34		19,025	20,530

Fannie Mae Pool 817611

5.32%	11/01/35	[3]	234,436	247,446

Fannie Mae Pool 844773

5.09%	12/01/35	[3]	17,936	18,947

Fannie Mae Pool 888430

5.00%	11/01/33		1,278,478	1,326,471

Fannie Mae Pool 889125

5.00%	12/01/21		1,364,651	1,454,312

Fannie Mae Pool 889184

5.50%	09/01/36		1,411,204	1,493,892

Fannie Mae Pool 895606

5.78%	06/01/36	[3]	606,398	643,540

Fannie Mae Pool 918445

5.86%	05/01/37	[3]	70,505	74,499

Fannie Mae Pool 939419

5.64%	05/01/37	[3]	783,747	821,912

Freddie Mac 1602 SN

10.09%	10/15/23	[3]	14,590	18,832

Freddie Mac 1688 W

7.25%	03/15/14		4,314	4,483

Freddie Mac 2174 PN

6.00%	07/15/29		257,683	278,586

Freddie Mac 2561 BX (IO)

5.00%	05/15/17		121,501	5,862

Freddie Mac 2594 VK

5.00%	02/15/23		70	70

Freddie Mac 2929 PE

5.00%	05/15/33		55,000	57,978

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac Gold A25162

5.50%	05/01/34	$1,256,338	$1,333,731

Freddie Mac Gold A33262

5.50%	02/01/35	180,197	192,642

Freddie Mac Gold A68781

5.50%	10/01/37	43,288	46,090

Freddie Mac Gold A72702

5.50%	02/01/38	1,462,407	1,557,978

Freddie Mac Gold A72860

6.00%	02/01/38	38,117	40,950

Freddie Mac Gold C90504

6.50%	12/01/21	5,715	6,282

Freddie Mac Gold E01279

5.50%	01/01/18	8,944	9,623

Freddie Mac Gold E90474

6.00%	07/01/17	17,823	19,335

Freddie Mac Gold G01548

7.50%	07/01/32	969,249	1,127,502

Freddie Mac Gold G01601

4.00%	09/01/33	25,700	24,993

Freddie Mac Gold G01611

4.00%	09/01/33	10,756	10,460

Freddie Mac Gold G01644

5.50%	02/01/34	1,208,887	1,283,328

Freddie Mac Gold G01673

5.50%	04/01/34	81,604	86,580

Freddie Mac Gold G02366

6.50%	10/01/36	802,884	879,178

Freddie Mac Gold G03243

5.50%	07/01/37	73,522	78,280

Freddie Mac Gold G03436

6.00%	11/01/37	1,706,291	1,848,393

Freddie Mac Gold G03601

6.00%	07/01/37	30,236	32,717

Freddie Mac Gold G03640

5.50%	12/01/37	1,219,785	1,289,681

Freddie Mac Gold G04079

5.50%	03/01/38	1,657,289	1,765,595

Freddie Mac Gold G05119

6.50%	09/01/38	32,590	35,471

Freddie Mac Gold G11707

6.00%	03/01/20	14,889	16,152

Freddie Mac Gold G12393

5.50%	10/01/21	1,330,392	1,433,081

Freddie Mac Gold G12909

6.00%	11/01/22	1,060,863	1,152,777

Freddie Mac Gold G13032

6.00%	09/01/22	1,000,129	1,087,406

See accompanying notes to financial statements.

40  /  Annual Report March 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac Gold J06246

5.50%	10/01/21		$834,194	$898,430

Freddie Mac Non Gold Pool 1B3413

5.87%	05/01/37	[3]	854,939	906,870

Freddie Mac Non Gold Pool 1J0045

5.12%	01/01/36	[3]	21,847	22,994

Freddie Mac R001 AE

4.38%	04/15/15		841,939	863,401

Ginnie Mae 2003-28 LI (IO)

5.50%	02/20/32		75,137	3,742

Ginnie Mae 2004-8 SE

13.81%	11/26/23	[3]	175,714	199,321

Ginnie Mae GNSF (TBA)

5.50%	04/15/40		615,000	650,555

Ginnie Mae I Pool 782810

4.50%	11/15/39		2,883,258	2,921,103

Ginnie Mae II Pool 80968

3.63%	07/20/34	[3]	82,730	85,372

				40,827,942

Total Mortgage-Backed

(Cost $67,221,968)				71,355,511

MUNICIPAL BONDS — 0.54%*

California — 0.54%

State of California, Recreational Facility Improvements, G.O., Taxable Variable Purpose 3

5.95%	04/01/16		225,000	234,169

State of California, Refunding Bonds, G.O., Taxable Variable Purpose

6.20%	10/01/19		866,000	886,550

				1,120,719

Total Municipal Bonds

(Cost $1,100,864)				1,120,719

U.S. TREASURY SECURITIES — 16.96%

U.S. Treasury Notes — 16.96%

2.00%	01/15/16	[8]	1,699,000	1,969,727

2.38%	02/28/15		25,340,000	25,166,778

3.38%	11/15/19		8,275,000	7,987,320

Total U.S. Treasury Securities

(Cost $35,225,195)				35,123,825

Total Bonds – 92.10%

(Cost $184,726,831)				190,789,923

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 10.61%

Commercial Paper — 4.99%

BNP Paribas Finance, Inc.

0.19%[9]	04/27/10		$3,555,000	$3,554,512

Credit Agricole North America, Inc.

0.20%[9]	05/03/10		3,555,000	3,554,384

Lloyds Banking Group Plc

0.21%[9]	04/26/10		3,230,000	3,229,529

				10,338,425

Money Market Fund — 5.19%

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[10]			6,474,000	6,474,000

Goldman Sachs Financial Square Funds - Prime Obligations Fund

0.05%[10,11]			4,280,000	4,280,000

				10,754,000

U.S. Treasury Bills — 0.43%

U.S. Treasury Bills

0.09%[9]	05/13/10	[12]	$225,000	224,966

0.14%[9]	05/06/10		670,000	669,907

				894,873

Total Short Term Investments

(Cost $21,987,309)				21,987,298

Total Investments – 102.71%

(Cost $206,714,140)[1]				212,777,221

Liabilities in Excess of

Other Assets – (2.71)%				(5,608,590)

Net Assets – 100.00%				$207,168,631

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS

171	U.S. Treasury Five Year Note,

	Expiration June 2010	$(69,122)

70	U.S. Treasury Ten Year Note,

	Expiration June 2010	1,613

	Net unrealized depreciation	$(67,509)

See accompanying notes to financial statements.

Annual Report March 2010  /  41

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS

3	Euro Dollar Ninety Day,
	Expiration September 2010	$(8,145)

3	Euro Dollar Ninety Day,
	Expiration December 2010	(8,857)

3	Euro Dollar Ninety Day,
	Expiration March 2011	(8,895)

3	Euro Dollar Ninety Day,
	Expiration June 2011	(8,745)

2	Euro Dollar Ninety Day,
	Expiration September 2011	(5,680)

2	Euro Dollar Ninety Day,
	Expiration December 2011	(5,455)

2	Euro Dollar Ninety Day,
	Expiration March 2012	(4,955)

2	Euro Dollar Ninety Day,
	Expiration June 2012	(4,505)

	Net unrealized depreciation	$(55,237)

Expiration Date	Notional Amount (000’s)	Appreciation/ Depreciation	Value
SWAPS: INTEREST RATE

Six month forward rate swap based upon the spread between the CMM30-FNMA rate and 10 year CMS rate plus 0.49%. The Fund receives an amount equal to the difference between the CMM30-FNMA rate minus the 10 year CMS rate plus 0.49% times the notional amount if positive. The Fund owes a comparable amount if negative. Counterparty: Goldman Sachs Group, Inc. (The)

05/27/10	$1,460	$24,344	$24,344

	$1,460	$24,344	$24,344

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$—	$250	$(1,041)	$(1,041)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	120	(9,403)	(9,403)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	175	(13,285)	(13,285)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	—	100	(75)	(75)

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	$—	$175	$(322)	$(322)

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

12/20/12	—	190	(3,200)	(3,200)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

12/20/12	—	175	(1,659)	(1,659)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	—	175	(1,563)	(1,563)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

12/20/12	—	175	289	289

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

12/20/12	—	105	(113)	(113)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	—	75	(3,656)	(3,656)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	—	75	(3,656)	(3,656)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

06/20/13	—	80	(3,125)	(3,125)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

12/20/13	—	200	(25,258)	(25,258)

The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.

03/20/14	—	210	(15,880)	(15,880)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	—	200	(11,425)	(11,425)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

03/20/14	—	205	2,310	2,310

See accompanying notes to financial statements.

42  /  Annual Report March 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

03/20/14	$—	$135	$(11,204)	$(11,204)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

03/20/14	—	205	(2,819)	(2,819)

The Fund pays a fixed rate equal to 3.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Citigroup, Inc.

03/20/14	—	165	(15,262)	(15,262)

The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

03/20/14	—	140	(3,691)	(3,691)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Deutsche Bank AG

12/20/14	(798)	265	(3,480)	(4,278)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Morgan Stanley

12/20/14	(895)	260	(3,302)	(4,197)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(3,963)	260	(3,995)	(7,958)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(4,039)	265	(4,072)	(8,111)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	—	150	(10,632)	(10,632)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	7,048	175	2,539	9,587

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	7,533	135	(137)	7,396

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	7,533	135	(137)	7,396

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.

09/20/16	350	125	4,187	4,537

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	1,730	625	20,953	22,683

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the KB Homes, Inc., 5.75%, due 02/01/14. Counterparty: Citigroup, Inc.

09/20/16	$12,276	$175	$7,739	$20,015

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	6,193	175	3,523	9,716

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	5,124	135	2,371	7,495

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	4,352	225	8,140	12,492

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

09/20/16	8,316	225	4,176	12,492

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	11,104	340	7,773	18,877

	$61,864	$7,000	$(88,392)	$(26,528)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	$657,748	$1,120	$(415,451)	$242,297

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	18,430	215	28,082	46,512

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	24,038	250	30,046	54,084

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	1,106,977	1,840	(708,917)	398,060

	$1,807,193	$3,425	$(1,066,240)	$740,953

See accompanying notes to financial statements.

Annual Report March 2010 / 43

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Credit Rating [a]	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$—	$365	$16,231	$16,231

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

03/20/11	AAA	—	800	28,654	28,654

		$—	$1,165	$44,885	$44,885

	Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	$(123,249)	$755	$(352,335)	$(475,584)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

	08/25/37	(805,349)	1,500	(139,521)	(944,870)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

	08/25/37	(283,006)	580	(82,344)	(365,350)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(86,339)	180	(27,045)	(113,384)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

	08/25/37	(439,147)	900	(127,775)	(566,922)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(1,411,140)	2,300	45,478	(1,365,662)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

	01/25/38	(96,865)	150	7,800	(89,065)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

	05/25/46	(218,077)	279	(23,062)	(241,139)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(254,423)	325	(26,906)	(281,329)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

	05/25/46	(252,082)	325	(29,247)	(281,329)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

05/25/46	$(181,731)	$232	$(19,218)	$(200,949)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

05/25/46	(144,938)	186	(15,822)	(160,760)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

05/25/46	(80,534)	222	(29,806)	(110,340)

	$(4,376,880)	$7,934	$(819,803)	$(5,196,683)

[a]	Using Standard & Poor’s rating of the issuer.
[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $206,893,169 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$13,288,235
Gross unrealized depreciation	(7,404,183)

Net unrealized appreciation	$5,884,052

[2]	U.S. dollar denominated security issued by foreign domiciled entity.
[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $12,866,367 representing 6.21% of total net assets.

[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Non-income producing security.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA Term Loan A, 1.79%,
	11/19/12	$447,803	$443,217	0.22%

[8]	Inflation protected security. Principal amount reflects original security face amount.

[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of March 31, 2010.
[11]	Securities, or a portion there of, pledged as collateral for swaps. The total market value of collateral pledged is $4,280,000.
†

Fair valued security. The aggregate value of fair valued securities is $3,173,817 which is 1.53% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This

See accompanying notes to financial statements.

44 / Annual Report March 2010

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2010

figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.
[12]	Securities, or a portion there of, pledged as collateral for futures. The total market value of collateral pledged is $224,962.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.)

(AMBAC): American Municipal Bond Assurance Corp.

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to financial statements.

Annual Report March 2010 / 45

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

BONDS – 100.99%

ASSET-BACKED SECURITIES — 9.95%**

Aames Mortgage Trust 2002-1 A3 (STEP)

6.90%	06/25/32		$69,156	$44,704

ABFS Mortgage Loan Trust 2002-2 A7 (STEP)

5.72%	07/15/33		5,401	5,352

Aerco Ltd. 2A A3 (United Kingdom)

0.69%	07/15/25	[2,3,4]	52,731,158	31,111,383

Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)

7.57%	10/25/27		182,841	174,951

Argent Securities, Inc. 2005-W4 A2C

0.55%	02/25/36	[3]	12,994,181	12,648,432

Argent Securities, Inc. 2005-W5 A2D

0.57%	01/25/36	[3]	26,678,000	11,768,557

Asset Backed Funding Certificates 2007-WMC1 A2B

1.25%	06/25/37	[3]	41,977,000	18,225,230

Asset Backed Securities Corp. Home Equity 2003-HE4 M2

3.23%	08/15/33	[3]	3,145,707	1,704,817

Babcock & Brown Air Funding Ltd. 2007-A1 G1

0.53%	10/14/33	3,4,†	9,028,439	6,816,535

Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)

4.89%	04/28/39		3,571,520	3,343,279

Bayview Financial Acquisition Trust 2005-D AF3

5.50%	12/28/35	[3]	390,000	326,557

Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)

6.89%	12/25/34		91,341	83,919

Bear Stearns Asset Backed Securities Trust 2006-HE10 1A2

0.45%	12/25/36	[3]	23,770,000	14,780,752

Birch Real Estate CDO Ltd. 1A A1 (Cayman Islands)

5.16%	02/10/38	2,4,†	2,400,000	2,196,787

BNC Mortgage Loan Trust 2007-1 A3

0.35%	03/25/37	[3]	12,881,000	8,568,485

Carrington Mortgage Loan Trust 2007-FRE1 A1

0.37%	02/25/37	[3]	11,209,826	10,210,731

Centex Home Equity 2006-A AV3

0.41%	06/25/36	[3]	15,822,760	13,268,166

Centex Home Equity 2006-A AV4

0.50%	06/25/36	[3]	100,000	51,800
Citicorp Residential Mortgage Securities, Inc. 2007-1 A5 (STEP)

6.05%	03/25/37		430,000	381,562

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

Citigroup Mortgage Loan Trust, Inc. 2006-AMC1 A2B

0.41%	09/25/36	[3]	$466,603	$220,810

Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2A

0.31%	05/25/37	[3]	14,420,351	12,971,183

Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2B

0.39%	05/25/37	3,†	21,600,000	9,935,590

Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A4

0.45%	01/25/37	[3]	28,000	11,699

Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3

0.43%	03/25/37	[3]	34,403,000	14,987,010

Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M3B

1.25%	07/25/37	[3]	3,090,000	239,009

Conseco Finance 2001-C A5 (STEP)

7.29%	08/15/33		4,537,780	4,544,856

Conseco Finance 2001-D A5

6.69%	11/15/32	[3]	167,133	168,473

Conseco Finance 2002-C BF2

8.00%	06/15/32	[3,4]	539,407	277,637

Conseco Financial Corp. 1998-2 A5

6.24%	12/01/28	[3]	240,690	223,689

Conseco Financial Corp. 1998-6 A7

6.45%	06/01/30		118,941	118,793

Countrywide Asset-Backed Certificates 2005-12 2A5

5.25%	02/25/36	[3]	13,875,639	13,207,465

Countrywide Asset-Backed Certificates 2006-18 2A2

0.41%	03/25/37	[3]	18,015,134	12,938,024

Countrywide Asset-Backed Certificates 2007-10 2A2

0.37%	06/25/47	[3]	14,385,000	11,076,657

Countrywide Asset-Backed Certificates 2007-13 2A2

1.05%	10/25/47	[3]	17,166,352	12,138,803

Countrywide Asset-Backed Certificates 2007-3 2A1

0.35%	05/25/47	[3]	29,361,864	27,646,030

Countrywide Asset-Backed Certificates 2007-4 A1A

0.35%	09/25/37	[3]	12,488,118	11,980,253

Countrywide Asset-Backed Certificates 2007-5 2A2

0.42%	09/25/47	[3]	127,000	96,995

Countrywide Asset-Backed Certificates 2007-7 2A2

0.41%	10/25/47	[3]	22,122,000	17,608,010

See accompanying notes to financial statements.

46  /  Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

Credit-Based Asset Servicing and Securitization LLC 2006-CB6 A23

0.40%	07/25/36	[3]	$24,475,000	$13,609,576

Credit-Based Asset Servicing and Securitization LLC 2006-CB8 A2B

0.36%	10/25/36	[3]	11,240,000	9,214,664

CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)

5.60%	09/25/31		124,149	124,935

Ellington Loan Acquisition Trust 2007-2 A2A

1.15%	05/25/37	[3,4]	26,110,410	23,178,206

Ellington Loan Acquisition Trust 2007-2 A2C

1.35%	05/25/37	[3,4]	5,106,000	1,924,787

Embarcadero Aircraft Securitization Trust 2000-A A1

0.71%	08/15/25	[3,4]	1,363,558	634,054

First Franklin Mortgage Loan Asset Backed Certificates 2005-FFH2 M1

0.73%	04/25/35	[3,4]	6,920,453	6,466,053

First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2C

0.39%	01/25/38	[3]	73,000,000	32,528,625

First Union Home Equity Loan Trust 1997-3 B

7.39%	03/25/29		103,623	15,551

GE SeaCo Finance SRL 2004-1A A (Barbados)

0.53%	04/17/19	2,3,4,†	11,800,833	10,591,036

GE SeaCo Finance SRL 2005-1A A (Barbados)

0.48%	11/17/20	2,3,4,†	12,820,833	11,057,738

Genesis Funding Ltd. 2006-1A G1 (Bermuda)

0.48%	12/19/32	2,3,4,†	12,427,223	9,195,698

GMAC Mortgage Corp. Loan Trust 2000-HE2 A1

0.69%	06/25/30	[3]	455,314	241,335

Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates

7.24%	12/15/22		163,489	116,279

GSAA Trust 2005-7 AF3

4.75%	05/25/35	[3]	41,107,454	32,563,870

Home Equity Asset Trust 2007-1 2A1

0.31%	05/25/37	[3]	70,867	68,342

HSBC Home Equity Loan Trust 2007-3 A4

1.73%	11/20/36	[3]	9,985,000	6,502,462

HSBC Home Equity Loan Trust 2007-3 APT

1.44%	11/20/36	[3]	35,248,334	31,980,020

HSI Asset Securitization Corp. Trust 2006-OPT2 2A3

0.44%	01/25/36	[3]	12,790,831	11,484,624

IndyMac Manufactured Housing Contract 1997-1 A3

6.61%	02/25/28		584,595	413,368

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

IndyMac Residential Asset Backed Trust 2007-A 2A4A

0.57%	04/25/47	[3]	$6,256,000	$2,511,375

JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF6 (STEP)

5.50%	10/25/36		672,192	549,298

JPMorgan Mortgage Acquisition Corp. 2007-CH3 A3

0.40%	03/25/37	[3]	9,300,000	4,989,013

JPMorgan Mortgage Acquisition Corp. 2007-CH3 A4

0.46%	03/25/37	[3]	1,310,000	528,497

Keystone Owner Trust 1998-P2 A5 (STEP)

7.90%	01/25/29	[4]	381,327	381,056

Lehman XS Trust 2006-GP1 A4A

0.58%	05/25/46	[3]	33,816,605	7,601,831

MASTR Asset Backed Securities Trust 2007-HE1 A1

0.33%	05/25/37	[3]	7,671	7,321

MASTR Asset Backed Securities Trust 2007-HE1 A3

0.46%	05/25/37	[3]	203,000	91,741

Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2C

0.50%	04/25/37	[3]	14,700,000	6,308,173

Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C

0.43%	06/25/37	[3]	273,800	106,996

Mid-State Trust 11 A1

4.86%	07/15/38		496,809	450,089

Mid-State Trust 2004-1 A

6.01%	08/15/37		62,583	58,020

Mid-State Trust 2005-1 A

5.75%	01/15/40		27,473,642	26,394,955

Mid-State Trust 2006-1 A

5.79%	10/15/40	[4]	22,093,043	22,007,110
Mid-State Trust 6 A1

7.34%	07/01/35		73,811	73,311
Morgan Stanley ABS Capital 2007-HE2 A2B

0.34%	01/25/37	[3]	110,000	47,162
Morgan Stanley ABS Capital I 2005-HE3 M1

0.74%	07/25/35	[3]	4,265,666	4,175,156
Morgan Stanley ABS Capital I 2007-HE6 A3

0.43%	05/25/37	[3]	48,020,000	17,541,586
Morgan Stanley Mortgage Loan Trust 2007-10XS A18

6.00%	07/25/47	[3]	26,143,690	17,910,546
Novastar Home Equity Loan 2007-1 A2A1

0.35%	03/25/37	[3]	7,526,822	7,131,731
Oakwood Mortgage Investors, Inc. 1998-A A4

6.20%	05/15/28		15,419	15,439

See accompanying notes to financial statements.

Annual Report March 2010  /  47

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

Option One Mortgage Loan Trust 2006-3 2A2

0.35%	02/25/37	[3]	$25,232,701	$16,260,874

Option One Mortgage Loan Trust 2007-1 2A3

0.39%	01/25/37	[3]	11,218,000	4,323,490

Option One Mortgage Loan Trust 2007-6 2A4

0.50%	07/25/37	[3]	100,000	41,084

PAMCO CLO 1998-1A B2 (Cayman Islands)

1.60%	05/01/10	2,3,4,5,†	1,570,675	235,488

Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)

4.76%	07/25/35		5,109,421	4,945,101

Popular ABS Mortgage Pass-Through Trust 2005-6 A5 (STEP)

6.09%	01/25/36		165,000	109,464

Popular ABS Mortgage Pass-Through Trust 2007-A A3

0.56%	06/25/47	[3]	21,668,500	9,019,723

Residential Asset Mortgage Products, Inc. 2003-RS10 AI6 (STEP)

5.86%	11/25/33		231,752	175,480

Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)

5.98%	12/25/33		214,043	189,790

Residential Asset Mortgage Products, Inc. 2004-RS12 MII2

1.05%	12/25/34	[3]	3,436,670	3,151,337

Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)

8.60%	09/25/29		461,215	332,053

Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)

8.79%	02/25/25		291,022	246,785

Resmae Mortgage Loan Trust 2006-1 A1B

0.52%	02/25/36	[3,4]	4,688,338	807,814

Saxon Asset Securities Trust 2005-2 M1

0.67%	10/25/35	[3]	32,400,000	26,742,108

Saxon Asset Securities Trust 2007-1 A2C

0.40%	01/25/47	[3]	8,135,000	4,387,083

Securitized Asset Backed Receivables LLC Trust 2005-FR3 M1

0.72%	04/25/35	[3]	4,991,089	4,414,289

Securitized Asset Backed Receivables LLC Trust 2006-HE2 A2C

0.40%	07/25/36	[3]	15,053,000	5,206,291

Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2

0.48%	02/25/37	[3]	10,100,949	4,458,823

Securitized Asset Backed Receivables LLC Trust 2007-BR5 A2A

0.38%	05/25/37	[3]	15,028,543	10,463,396

Securitized Asset Backed Receivables LLC Trust 2007-NC1 A2B

0.40%	12/25/36	[3]	19,025,000	7,293,696

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

Securitized Asset Backed Receivables LLC Trust 2007-NC2 A2B

0.39%	01/25/37	[3]	$160,000	$65,442

SG Mortgage Securities Trust 2006-FRE1 A1B

0.52%	02/25/36	[3]	3,240,965	2,024,097

SG Mortgage Securities Trust 2006-OPT2 A3C

0.40%	10/25/36	[3]	12,348,460	5,251,944

Signature 5 CBO

4.00%	10/27/12	[5]	2,000,000	200,000

Soundview Home Equity Loan Trust 2006-EQ1 A2

0.36%	10/25/36	[3]	25,053,065	23,355,043

Soundview Home Equity Loan Trust 2006-EQ1 A3

0.41%	10/25/36	[3]	48,751,000	25,268,418

Soundview Home Equity Loan Trust 2006-WF2 A2C

0.39%	12/25/36	[3]	23,000,000	17,355,772

Soundview Home Equity Loan Trust 2007-NS1 A4

0.55%	01/25/37	[3]	12,405,000	4,954,469

Soundview Home Equity Loan Trust 2007-OPT1 2A2

0.40%	06/25/37	[3]	95,000	40,788

Soundview Home Equity Loan Trust 2007-OPT3 2A2

0.38%	08/25/37	[3]	100,000	61,245

Structured Asset Securities Corp. 2007-EQ1 A4

0.50%	03/25/37	[3]	26,325,800	9,850,662

Terwin Mortgage Trust 2005-7SL A1

0.52%	07/25/35	[3,4]	24,345	23,971

Vanderbilt Acquisition Loan Trust 2002-1 A4

6.57%	05/07/27	[3]	5,184,972	5,358,386

Washington Mutual Asset-Backed Certificates 2006-HE2 A4

0.49%	05/25/36	[3]	11,165,000	3,974,518

Wells Fargo Home Equity Trust 2006-1 A3

0.40%	05/25/36	[3]	20,700,327	20,235,653

Wells Fargo Home Equity Trust 2007-2 A1

0.34%	04/25/37	[3]	11,792,548	11,422,818

Total Asset-Backed Securities
(Cost $821,404,381)				839,142,009

CORPORATES — 25.56%*

Banking — 4.81%

BAC Capital Trust VI

5.63%	03/08/35		8,200,000	6,791,051

BAC Capital Trust XV

1.05%	06/01/56	[3]	14,455,000	9,853,843

See accompanying notes to financial statements.

48  /  Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)

Bank of America Corp.

5.75%	12/01/17		$1,145,000	$1,175,748

6.50%	08/01/16		4,780,000	5,173,882

Bank of America N.A.

0.56%	06/15/17	[3]	11,140,000	9,804,570

6.10%	06/15/17		14,130,000	14,586,037

Bank One Corp. (STEP)

8.53%	03/01/19		1,485,000	1,704,408

BankAmerica Capital II

8.00%	12/15/26		800,000	810,000

BankAmerica Capital III

0.82%	01/15/27	[3]	1,035,000	721,912

BankAmerica Institutional Capital A

8.07%	12/31/26	[4]	350,000	355,250

Barclays Bank Plc (United Kingdom)

5.20%	07/10/14	[2]	11,954,000	12,777,152

Capital One Financial Corp.

7.38%	05/23/14		10,000,000	11,437,630

Capital One Financial Corp. (MTN)

5.70%	09/15/11		100,000	104,973

Chase Capital II B

0.75%	02/01/27	[3]	6,700,000	5,247,976

Chase Capital VI

0.87%	08/01/28	[3]	3,640,000	2,852,835

Credit Suisse USA, Inc.

5.13%	08/15/15		15,000	16,083

Credit Suisse/Guernsey 1 (Switzerland)

0.94%	05/29/49	[2,3]	21,793,000	17,134,746

Credit Suisse/New York (MTN) (Switzerland)

5.00%	05/15/13	[2]	16,178,000	17,400,313

Credit Suisse/New York (Switzerland)

5.30%	08/13/19	[2]	3,495,000	3,590,518

5.50%	05/01/14	[2]	11,790,000	12,844,368

6.00%	02/15/18	[2]	36,000,000	38,175,912

Deutsche Bank AG/London (Germany)

4.88%	05/20/13	[2]	15,740,000	16,879,655

Discover Bank

8.70%	11/18/19		11,645,000	12,775,543

First Chicago NBD Institutional Capital I

0.80%	02/01/27	[3]	205,000	160,501

Fleet Capital Trust II

7.92%	12/11/26		770,000	770,963

HBOS Capital Funding LP (United Kingdom)

6.07%	06/24/49	[2,3,4]	5,823,000	4,571,055

HBOS Plc (United Kingdom)

6.75%	05/21/18	[2,4]	29,123,000	26,798,752

JPMorgan Chase & Co.

6.40%	05/15/38		7,541,000	8,169,655

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)

JPMorgan Chase & Co. C (MTN)

0.00%	07/23/13	[3]	$2,500,000	$2,360,250

JPMorgan Chase Bank N.A.

6.00%	10/01/17		30,182,000	32,227,525

Lloyds Banking Group Capital No. 1 Plc (United Kingdom)

7.88%	11/01/20	[2,4]	2,030,000	1,837,150

8.00%	12/29/49	[2,3]	39,467,000	34,533,625

National Australia Bank Ltd. (Australia)

5.35%	06/12/13	[2,4]	20,425,000	22,162,702

National Australia Bank Ltd. A (Australia)

8.60%	05/19/10	[2]	13,144,000	13,276,123

National Capital Trust II (Australia)

5.49%	12/29/49	[2,3,4]	2,717,000	2,480,860

Nationsbank Capital Trust III

0.80%	01/15/27	[3]	8,614,000	6,061,344

NB Capital Trust II

7.83%	12/15/26		5,625,000	5,596,875

Svenska Handelsbanken AB (Sweden)

4.88%	06/10/14	[2,4]	23,240,000	24,484,758

Wachovia Bank N.A.

6.00%	11/15/17		2,876,000	3,122,071

Wachovia Corp.

0.59%	10/28/15	[3]	15,400,000	14,283,985

Wachovia Corp. (MTN)

5.50%	05/01/13		35,000	37,826

				405,150,425

Communications — 0.85%

Cellco Partnership/Verizon Wireless Capital LLC

8.50%	11/15/18		14,098,000	17,617,636

Cincinnati Bell, Inc.

8.25%	10/15/17		1,000,000	1,017,500

Comcast Cable Communications LLC

6.75%	01/30/11		75,000	78,403

CSC Holdings LLC

7.63%	07/15/18		1,550,000	1,627,500

Frontier Communications Corp.

7.13%	03/15/19		1,825,000	1,742,875

Intelsat Jackson Holdings SA (Bermuda)

9.50%	06/15/16	[2]	500,000	535,000

Qwest Communications International, Inc. B

7.50%	02/15/14		4,000,000	4,090,000

Qwest Corp.

7.88%	09/01/11		19,150,000	20,394,750

Sprint Nextel Corp.

0.69%	06/28/10	[3]	23,885,000	23,801,642

See accompanying notes to financial statements.

Annual Report March 2010  /  49

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)

Visant Holding Corp.

8.75%	12/01/13		$925,000	$952,750

				71,858,056

Electric — 2.35%

AES Corp. (The)

8.75%	05/15/13	[4]	800,000	816,000

Cedar Brakes I LLC

8.50%	02/15/14	[4]	4,929,460	4,966,904

Cedar Brakes II LLC

9.88%	09/01/13	[4]	6,445,420	6,568,044

CenterPoint Energy Houston Electric LLC U

7.00%	03/01/14		63,000	71,629

Cleco Power LLC

6.65%	06/15/18		17,775,000	19,461,812

Dynegy Holdings, Inc.

6.88%	04/01/11		725,000	735,875

Entergy Gulf States Louisiana LLC

6.00%	05/01/18		17,500,000	18,647,685

Entergy Gulf States, Inc.

5.25%	08/01/15		2,054,000	2,051,745

Entergy Louisiana LLC

5.83%	11/01/10		268,000	268,635

FPL Energy National Wind Portfolio LLC

6.13%	03/25/19	[4]	360,611	347,546

FPL Energy Wind Funding LLC

6.88%	06/27/17	[4]	1,825,050	1,783,986

FPL Group Capital, Inc.

1.14%	06/17/11	[3]	1,000,000	1,008,614

5.35%	06/15/13		955,000	1,032,699

GWF Energy LLC

6.13%	12/30/11	[4]	1,225,518	1,280,899

Kansas City Power & Light Co.

6.38%	03/01/18		7,102,000	7,728,794

KCP&L Greater Missouri Operations Co.

7.95%	02/01/11		7,375,000	7,753,102

11.88%	07/01/12		23,934,000	27,868,606

Midwest Generation LLC B

8.56%	01/02/16		10,308,229	10,488,623

Mirant Mid Atlantic Pass-Through Trust A

8.63%	06/30/12		12,163,174	12,558,477

NiSource Finance Corp.

10.75%	03/15/16		6,590,000	8,386,474

NRG Energy, Inc.

7.25%	02/01/14		1,845,000	1,863,450

7.38%	02/01/16		825,000	820,875

Public Service Co. of New Hampshire

6.00%	05/01/18		5,000,000	5,360,000

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)

Public Service Co. of New Mexico

7.95%	05/15/18		$17,849,000	$18,649,474

PVNGS II Funding Corp., Inc.

8.00%	12/30/15		126,000	134,764

Reliant Energy Mid-Atlantic Power Holdings LLC B

9.24%	07/02/17		14,188,012	15,181,173

Southwestern Electric Power Co.

6.45%	01/15/19		150,000	161,877

TECO Energy, Inc.

2.25%	05/01/10	[3]	11,825,000	11,833,254

Virginia Electric & Power Co.

5.10%	11/30/12		9,295,000	10,123,194

				197,954,210

Energy — 2.27%

Allis-Chalmers Energy, Inc.

8.50%	03/01/17		1,000,000	890,000

Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.

10.75%	02/01/18		1,000,000	1,105,000

CenterPoint Energy Resources Corp. B

7.88%	04/01/13		170,000	194,791

Chesapeake Energy Corp.

7.00%	08/15/14		925,000	942,344

Comstock Resources, Inc.

6.88%	03/01/12		850,000	852,125

8.38%	10/15/17		900,000	929,250

Corral Petroleum Holdings AB (Sweden) (PIK)

1.75%	04/15/10	2,4,†	551,290	418,970

Dynegy Roseton/Danskammer Pass-Through Trust A

7.27%	11/08/10		625,858	628,205

Dynegy Roseton/Danskammer Pass-Through Trust B

7.67%	11/08/16		18,175,000	17,663,919

Hilcorp Energy I LP/Hilcorp Finance Co.

7.75%	11/01/15	[4]	2,175,000	2,158,688

Massey Energy Co.

6.88%	12/15/13		1,500,000	1,528,125

Newfield Exploration Co.

7.13%	05/15/18		500,000	510,000

OPTI Canada, Inc. (Canada)

7.88%	12/15/14	[2]	750,000	700,312

Premcor Refining Group, Inc. (The)

6.13%	05/01/11		4,275,000	4,455,418

Sabine Pass LNG LP

7.25%	11/30/13		36,971,000	34,937,595

7.50%	11/30/16		2,665,000	2,358,525

See accompanying notes to financial statements.

50 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)

Sonat, Inc.

7.63%	07/15/11		$1,600,000	$1,678,765

Southern Union Co.

7.20%	11/01/66	[3]	50,608,000	46,938,920

Tesoro Corp.

6.50%	06/01/17		1,175,000	1,086,875

Valero Energy Corp.

7.50%	04/15/32		20,000,000	20,668,460

9.38%	03/15/19		17,258,000	20,578,612

10.50%	03/15/39		3,575,000	4,603,713

Williams Cos., Inc. (The)

7.88%	09/01/21		18,207,000	21,479,253

Williams Cos., Inc. (The) A

7.50%	01/15/31		3,545,000	3,905,849

				191,213,714

Finance — 9.66%

Astoria Depositor Corp.

8.14%	05/01/21	[4]	14,575,000	14,219,734

BankBoston Capital Trust III

1.01%	06/15/27	[3]	10,755,000	7,421,402

Barnett Capital III

0.87%	02/01/27	[3]	3,100,000	2,140,776

Bear Stearns Cos. LLC (The)

4.65%	07/02/18		4,330,000	4,262,653

5.70%	11/15/14		3,525,000	3,842,666

7.25%	02/01/18		20,455,000	23,675,701

Citigroup Capital III

7.63%	12/01/36		7,438,000	6,237,859

Citigroup Funding, Inc. 2

0.58%	04/30/12	[3]	30,870,000	31,103,501

Citigroup, Inc.

0.53%	11/05/14	[3]	14,309,000	13,275,976

0.80%	08/25/36	[3]	10,000,000	6,068,000

5.30%	10/17/12		50,000	52,546

5.50%	08/27/12		100,000	105,471

6.00%	08/15/17		5,230,000	5,357,758

6.13%	11/21/17		55,000	56,663

6.13%	05/15/18		7,510,000	7,685,824

6.13%	08/25/36		5,998,000	5,249,947

6.38%	08/12/14		3,950,000	4,208,268

6.50%	08/19/13		7,644,000	8,246,577

6.88%	03/05/38		19,361,000	19,625,084

8.13%	07/15/39		21,641,000	25,058,720

City National Capital Trust I

9.63%	02/01/40		15,000,000	16,709,475

Coso Geothermal Power Holdings

7.00%	07/15/26	[4]	14,398,455	13,659,469

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)

Countrywide Capital III B

8.05%	06/15/27		$3,000,000	$3,006,942

Countrywide Financial Corp. (MTN)

5.80%	06/07/12		23,045,000	24,536,684

Countrywide Home Loans, Inc. L (MTN)

4.00%	03/22/11		1,500,000	1,542,470

Discover Financial Services

0.79%	06/11/10	[3]	10,000,000	9,989,910

10.25%	07/15/19		3,885,000	4,629,444

General Electric Capital Corp.

5.63%	05/01/18		5,718,000	5,979,978

General Electric Capital Corp. (MTN)

0.41%	06/20/14	[3]	1,250,000	1,187,627

0.45%	01/08/16	[3]	6,000,000	5,504,813

0.63%	05/05/26	[3]	1,900,000	1,564,048

1.15%	05/22/13	[3]	4,650,000	4,635,399

6.88%	01/10/39		12,015,000	13,001,792

General Electric Capital Corp. A (MTN)

0.52%	09/15/14	[3]	34,577,000	32,848,150

General Electric Capital Corp. E (MTN)

0.38%	03/20/14	[3]	29,900,000	28,337,546

GMAC LLC

2.45%	12/01/14	[3]	9,009,000	7,894,136

Goldman Sachs Group, Inc. (The)

0.43%	02/06/12	[3]	1,190,000	1,184,219

0.72%	03/22/16	[3]	130,000	123,544

0.75%	01/12/15	[3]	3,800,000	3,720,219

1.05%	12/05/11	[3]	30,365,000	30,804,594

4.50%	06/15/10		1,425,000	1,435,700

4.75%	07/15/13		19,150,000	20,307,621

5.00%	10/01/14		22,000	22,994

5.95%	01/18/18		100,000	105,078

6.15%	04/01/18		26,290,000	27,860,880

7.50%	02/15/19		35,704,000	40,781,762

Goldman Sachs Group, Inc. (The) (MTN)

6.00%	05/01/14		6,000,000	6,575,868

Goldman Sachs Group, Inc. B (The) (MTN)

0.65%	07/22/15	[3]	8,690,000	8,413,397

JPMorgan Chase Capital XIII M

1.24%	09/30/34	[3]	3,549,000	2,785,546

JPMorgan Chase Capital XXI U

1.20%	02/02/37	[3]	2,000,000	1,538,236

JPMorgan Chase Capital XXIII

1.25%	05/15/47	[3]	17,215,000	13,029,173

Lehman Brothers Holdings, Inc. (MTN)

0.00%	06/20/16	[6,7]	12,736,000	2,801,920

0.00%	11/07/16	[6,7]	12,918,000	2,841,960

0.00%	02/16/17	[6,7]	7,103,000	1,562,660

See accompanying notes to financial statements.

Annual Report March 2010 / 51

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)

Lehman Brothers Holdings, Inc. H (MTN)

0.00%	11/30/10	[6,7]	$6,812,000	$1,498,640

M&T Capital Trust III

9.25%	02/01/27		10,200,000	10,135,760

MBNA Capital A

8.28%	12/01/26		7,680,000	7,795,200

MBNA Capital B

1.05%	02/01/27	[3]	21,350,000	14,732,952

MBNA Corp.

6.13%	03/01/13		7,355,000	7,903,911

Merrill Lynch & Co., Inc. (MTN)

6.05%	08/15/12		125,000	133,574

8.68%	05/02/17	[3]	2,935,000	3,147,787

8.95%	05/18/17	[3]	4,970,000	5,364,618

9.57%	06/06/17	[3]	11,517,000	12,604,205

Morgan Stanley

0.50%	01/18/11	[3]	1,010,000	1,010,276

0.62%	06/20/12	[3]	47,575,000	47,946,470

0.73%	10/15/15	[3]	1,505,000	1,395,991

4.20%	11/20/14		18,535,000	18,595,239

5.38%	10/15/15		7,900,000	8,215,076

6.00%	05/13/14		24,825,000	26,859,602

6.60%	04/01/12		645,000	701,195

Morgan Stanley (MTN)

0.70%	10/18/16	[3]	14,975,000	13,691,114

5.63%	01/09/12		125,000	133,209

5.95%	12/28/17		125,000	128,619

6.63%	04/01/18		7,570,000	8,086,562

Morgan Stanley G (MTN)

0.55%	01/09/14	[3]	8,005,000	7,660,601

Pemex Finance Ltd. (Cayman Islands)

8.88%	11/15/10	[2]	75,000	77,347

Pipeline Funding Co. LLC

7.50%	01/15/30	[4]	31,500,000	30,158,824

Power Receivable Finance LLC

6.29%	01/01/12	[4]	91,519	93,955

6.29%	01/01/12		63,117	64,796

Prudential Holdings LLC

8.70%	12/18/23	[4]	14,390,000	16,928,475

Raymond James Financial, Inc.

8.60%	08/15/19		9,233,000	10,569,745

Woodbourne Capital Trust I

2.73%	04/08/49	[3,4,5]	1,525,000	335,500

Woodbourne Capital Trust II

2.73%	04/08/49	[3,4,5]	1,525,000	335,500

Woodbourne Capital Trust III

2.73%	04/08/49	[3,4,5]	1,525,000	335,500

Woodbourne Capital Trust IV

2.73%	04/08/49	[3,4,5]	1,525,000	335,500

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)

ZFS Finance USA Trust I

6.15%	12/15/65	[3,4]	$7,656,000	$7,541,160

ZFS Finance USA Trust IV

5.88%	05/09/32	[3,4]	21,972,000	20,717,619

				814,052,902

Food — 0.01%

JBS USA LLC/JBS USA Finance, Inc.

11.63%	05/01/14	[4]	500,000	572,500

Health Care — 0.21%

CHS/Community Health Systems, Inc.

8.88%	07/15/15		3,775,000	3,916,562

HCA, Inc.

8.50%	04/15/19	[4]	13,035,000	14,077,800

WellPoint, Inc.

5.88%	06/15/17		125,000	134,406

				18,128,768

Industrials — 0.21%

General Electric Co.

5.25%	12/06/17		16,828,000	17,677,864

Insurance — 1.67%

Allied World Assurance Co. Holdings Ltd. (Bermuda)

7.50%	08/01/16	[2]	375,000	406,494

Fairfax Financial Holdings Ltd. (Canada)

7.75%	04/26/12	[2]	6,902,000	7,281,610

Farmers Exchange Capital

7.05%	07/15/28	[4]	15,176,000	14,010,301

7.20%	07/15/48	[4]	5,700,000	4,944,243

Farmers Insurance Exchange

8.63%	05/01/24	[4]	16,145,000	17,398,530

MetLife Capital Trust X

9.25%	04/08/38	[3,4]	11,500,000	13,052,500

MetLife, Inc.

7.72%	02/15/19		9,960,000	11,649,117

Metropolitan Life Global Funding I

2.15%	06/10/11	[3,4]	13,300,000	13,523,493

Nationwide Mutual Insurance Co.

5.81%	12/15/24	[3,4]	12,403,000	10,638,103

6.60%	04/15/34	[4]	19,518,000	16,448,424

Pricoa Global Funding I

0.35%	01/30/12	[3,4]	15,690,000	15,348,209

5.45%	06/11/14	[4]	15,130,000	16,250,936

Travelers Cos., Inc. (The)

6.25%	03/15/37	[3]	250,000	246,430

				141,198,390

See accompanying notes to financial statements.

52 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Materials — 0.10%

Barrick Gold Finance Co. LLC (Canada)

6.13%	09/15/13	[2]	$7,850,000	$8,752,240

Real Estate Investment Trust (REIT) — 1.55%

BRE Properties, Inc.

5.50%	03/15/17		100,000	97,133

Duke Realty LP

6.25%	05/15/13		75,000	79,071

ERP Operating LP

5.75%	06/15/17		100,000	103,509

First Industrial LP (MTN)

7.50%	12/01/17		140,000	118,743

HCP, Inc.

5.65%	12/15/13		3,170,000	3,293,525

6.45%	06/25/12		11,800,000	12,517,428

7.07%	06/08/15		75,000	80,429

HCP, Inc. (MTN)

4.88%	09/15/10		8,055,000	8,157,911

5.95%	09/15/11		165,000	172,165

6.30%	09/15/16		16,685,000	16,978,940

Highwoods Properties, Inc.

7.50%	04/15/18		6,795,000	6,906,418

Prime Property Funding II, Inc.

5.60%	06/15/11	[4]	125,000	129,834

Shurgard Storage Centers LLC

5.88%	03/15/13		624,000	657,206

7.75%	02/22/11		7,200,000	7,473,902

Simon Property Group LP

4.88%	08/15/10		24,080,000	24,388,465

5.30%	05/30/13		5,123,000	5,424,683

6.13%	05/30/18		1,290,000	1,336,707

UDR, Inc.

6.05%	06/01/13		3,360,000	3,515,534

UDR, Inc. (MTN)

5.00%	01/15/12		2,845,000	2,891,345

Washington Real Estate Investment Trust

5.95%	06/15/11		250,000	256,186

WEA Finance LLC

7.13%	04/15/18	[4]	33,350,000	36,134,925

				130,714,059

Services — 0.01%

Mobile Mini, Inc.

6.88%	05/01/15		750,000	703,125

United Rentals North America, Inc.

7.00%	02/15/14		375,000	348,750

				1,051,875

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Transportation — 1.86%

American Airlines Pass-Through Trust 2001-02

6.98%	04/01/11		$29,351	$29,498

American Airlines Pass-Through Trust 2003-1 (AMBAC)

3.86%	07/09/10		3,819,302	3,796,806

American Airlines Pass-Through Trust 2009-1A

10.38%	07/02/19		17,202,696	19,869,114

Continental Airlines Pass-Through Trust 1997-4 A

6.90%	01/02/18		4,208,635	4,240,200

Continental Airlines Pass-Through Trust 1999-2 A-1

7.26%	03/15/20		6,748,352	6,782,093

Continental Airlines Pass-Through Trust 2000-1 A2

7.92%	05/01/10		2,000,000	2,005,000

Continental Airlines Pass-Through Trust 2007-1 A

5.98%	04/19/22		4,760,000	4,698,977

Continental Airlines Pass-Through Trust 2007-1 B

6.90%	04/19/22		2,500,000	2,275,000

Continental Airlines Pass-Through Trust 2009-2 A

7.25%	11/10/19		22,005,000	23,545,350

Delta Air Lines, Inc.

9.50%	09/15/14	[4]	4,095,000	4,299,750

Delta Air Lines, Inc. 2000 A1

7.38%	05/18/10		896,486	899,848

Delta Air Lines, Inc. 2001 A2

7.11%	09/18/11		7,758,000	8,107,110

Delta Air Lines, Inc. 2002 G2

6.42%	07/02/12		22,370,000	22,425,925

Delta Air Lines, Inc. 2007 1A

6.82%	08/10/22		1,023,878	1,023,877

Delta Air Lines, Inc. A

7.75%	12/17/19		4,538,000	4,810,280

Northwest Airlines, Inc. 2001 1A-2

6.84%	04/01/11		23,530,000	23,706,475

Northwest Airlines, Inc. 2001-1 A1

7.04%	04/01/22		1,103,562	1,040,108

UAL Pass-Through Trust 2009-2 A

9.75%	01/15/17		21,450,000	22,897,875

				156,453,286

Total Corporates

(Cost $1,990,680,341)				2,154,778,289

See accompanying notes to financial statements.

Annual Report March 2010 / 53

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.50%*

Communications — 0.07%

Cebridge 2nd Lien (PIK)

6.25%	05/05/14	[8]	$2,623,340	$2,637,687

Charter Communications, Inc. Term Loan 3rd Lien

2.75%	09/06/14	[8]	1,000,000	916,607

Dex Media West LLC

7.50%	10/24/14	[3,8]	2,170,526	2,075,904

Univision Communications, Inc. 1st Lien Strip

2.54%	09/29/14	[8]	375,000	334,967

				5,965,165

Consumer Discretionary — 0.01%

Tribune 1st Lien Term Loan B

0.00%	06/04/14	[6,7,8]	1,500,000	958,751

Electric — 0.05%

TPF Generation Holdings LLC 2nd Lien

4.54%	12/15/14	[8]	1,000,000	896,250

TXU Energy Term Loan B1

3.73%	10/10/14	[8]	989,848	815,078

TXU Energy Term Loan B3

3.73%	10/10/14	[8]	2,438,722	1,986,359

				3,697,687

Finance — 0.08%

Kelson 1st Lien

3.54%	03/08/13	[8]	6,862,989	6,713,932

Health Care — 0.25%

Carestream Health, Inc. Term Loan

5.50%	10/30/13	[8]	1,000,000	914,250

HCA Term Loan A

1.79%	11/19/12	[8]	20,950,678	20,402,147

				21,316,397

Insurance — 0.01%

Asurion Corp. Term Loan

3.23%	07/03/14	[8]	746,250	739,876

Materials — 0.01%

Lyondell Chemical Co. New Money (DIP)

13.00%	06/03/10	[8]	442,443	459,864

Lyondell Chemical Co. Roll Up L (DIP)

5.80%	06/03/10	[8]	441,112	471,439

				931,303

Services — 0.02%

Cengage Learning Term Loan B

2.79%	07/03/14	[8]	1,950,000	1,723,424

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Transportation — 0.00%

Delta Air Lines, Inc. Term Loan 1st Lien

2.25%	04/30/12	[8]	$237,551	$229,474

Total Bank Loans
(Cost $40,591,350)				42,276,009

MORTGAGE-BACKED — 44.05%**

Commercial Mortgage-Backed — 11.71%

Banc of America Commercial Mortgage, Inc. 2001-1 A2

6.50%	04/15/36		26,197,718	27,038,864

Banc of America Commercial Mortgage, Inc. 2005-3 A3A

4.62%	07/10/43		350,000	355,090

Bayview Commercial Asset Trust 2006-3A A1

0.50%	10/25/36	[3,4]	7,185,043	4,666,276

Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3

5.61%	11/15/33		25,000,000	26,027,395

Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4

5.19%	05/11/39	[3]	38,651,000	40,507,558

Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A

5.15%	10/12/42	[3]	23,070,000	23,787,844

Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4

5.54%	09/11/41		3,165,000	3,263,360

Chase Commercial Mortgage Securities Corp. 2000-3 A2

7.32%	10/15/32		76,376,380	77,504,971

Citigroup Commercial Mortgage Trust 2007-C6 A4

5.70%	12/10/49	[3]	14,440,000	14,406,190

Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4

5.32%	12/11/49		16,645,000	16,142,186

Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD5 A4

5.89%	11/15/44	[3]	1,925,000	1,928,381

Commercial Mortgage Loan Trust 2008-LS1 A4B

6.02%	12/10/49	[3]	65,585,000	64,597,093

Commercial Mortgage Loan Trust 2008-LS1 AJ

6.02%	12/10/49	[3]	8,018,000	3,884,161

Credit Suisse Mortgage Capital Certificates 2006-C5 A3

5.31%	12/15/39		50,025,000	47,310,153

Credit Suisse Mortgage Capital Certificates 2007-C2 A2

5.45%	01/15/49	[3]	4,974,000	5,100,068

CW Capital Cobalt Ltd. 2006-C1 A4

5.22%	08/15/48		4,275,000	4,088,959

See accompanying notes to financial statements.

54 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Commercial Mortgage-Backed (continued)

GE Capital Commercial Mortgage Corp. 2000-1 A2

6.50%	01/15/33		$40,008,802	$40,916,914

GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)

0.93%	05/15/35	[3,5]	29,673,300	1,204,837

GMAC Commercial Mortgage Securities, Inc. 2000-C3 A2

6.96%	09/15/35		39,547,002	40,303,868

GMAC Commercial Mortgage Securities, Inc. 2002-C1 A2

6.28%	11/15/39		20,000,000	21,071,858

Greenwich Capital Commercial Funding Corp. 2002-C1 A4

4.95%	01/11/35		34,500,000	35,903,536

Greenwich Capital Commercial Funding Corp. 2006-GG7 A4

5.89%	07/10/38	[3]	45,039,554	45,989,528

Greenwich Capital Commercial Funding Corp. 2007-GG9 A4

5.44%	03/10/39		70,135,000	68,333,014

JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIBC A3

6.26%	03/15/33		29,106,000	29,781,030

JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4

5.87%	04/15/45	[3]	32,965,000	34,084,739

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB18 A4

5.44%	06/12/47		3,065,000	3,001,160

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4

5.75%	02/12/49	[3]	17,773,000	17,696,674

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4

5.88%	02/15/51	[3]	48,970,000	47,972,741

JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3

5.42%	01/15/49		54,471,006	52,575,508

LB-UBS Commercial Mortgage Trust 2000-C4 A2

7.37%	08/15/26		35,713,810	35,888,497

LB-UBS Commercial Mortgage Trust 2003-C8 A4

5.12%	11/15/32	[3]	320,000	337,102

Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-2 A1

5.77%	06/12/46	[3]	6,053,455	6,129,653

Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3

5.17%	12/12/49	[3]	32,725,000	31,719,547

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Commercial Mortgage-Backed (continued)

Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 ASB

5.13%	12/12/49	[3]	$25,000,000	$25,891,697

Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4

5.75%	06/12/50	[3]	36,440,000	33,478,430

Morgan Stanley Capital I 2006-T21 A4

5.16%	10/12/52	[3]	16,160,000	16,597,534

Morgan Stanley Capital I 2007-IQ16 A4

5.81%	12/12/49		29,772,500	29,338,625

Prudential Commercial Mortgage Trust 2003-PWR1 A1

3.67%	02/11/36		6,312,352	6,371,022

Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A3

4.87%	03/18/36		65,000	67,840

Wachovia Bank Commercial Mortgage Trust 2006-C28 A4

5.57%	10/15/48		1,980,000	1,950,608

				987,214,511

Non-Agency Mortgage-Backed — 6.95%

American Home Mortgage Assets 2007-4 A2

0.44%	08/25/37	[3]	36,102,000	19,849,356

American Home Mortgage Investment Trust 2006-1 2A3

5.10%	12/25/35	[3]	363,057	235,092

Banc of America Funding Corp. 2003-2 1A1

6.50%	06/25/32		107,047	109,657

Banc of America Funding Corp. 2007-8 2A1

7.00%	10/25/37		27,367,220	18,021,722

Banc of America Mortgage Securities, Inc. 2005-E 2A6

4.70%	06/25/35	[3]	100,000	84,671

Banc of America Mortgage Securities, Inc. 2006-B 4A1

6.17%	11/20/46	[3]	18,190,357	17,438,693

Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)

8.00%	05/31/10	[2,4,5]	735,338	73,534

Bear Stearns Adjustable Rate Mortgage Trust 2003-4 3A1

4.99%	07/25/33	[3]	163,803	156,479

Bear Stearns Alt-A Trust 2005-4 21A1

3.21%	05/25/35	[3]	30,744,995	20,652,683

BHN I Mortgage Fund 1997-2 A1 (Argentina)

1.53%	05/31/17[2,3,4,5,6,7] 13,760			1,926

BHN I Mortgage Fund 1997-2 A2 (Argentina)

7.54%	05/31/17[2,4,5,6,7] 2,500			349

BHN I Mortgage Fund 2000-1 AF (Argentina)

8.00%	03/31/11	[2,4,5]	6,000	720

See accompanying notes to financial statements.

Annual Report March 2010 / 55

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

BlackRock Capital Finance LP 1997-R2 AP

1.23%	12/25/35	[3,4,5]	$3,663	$3,665

Chase Mortgage Finance Corp. 2005-A1 2A3

5.23%	12/25/35	[3]	1,355,000	1,111,069

Chase Mortgage Finance Corp. 2007-A2 2A3

3.56%	07/25/37	[3]	18,314,415	17,453,543

Chevy Chase Mortgage Funding Corp. 2004-1A A1

0.53%	01/25/35	[3,4]	2,542,266	1,437,175

Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2

4.73%	05/25/34	[3,4]	19,094,440	17,658,353

Collateralized Mortgage Obligation Trust 57 D

9.90%	02/01/19		5,408	5,864

Countrywide Alternative Loan Trust 2004-J6 2A1

6.50%	11/25/31		50,708	47,282

Countrywide Alternative Loan Trust 2005-27 2A1

1.81%	08/25/35	[3]	9,868,919	4,491,015

Countrywide Alternative Loan Trust 2005-36 2A1A

0.56%	08/25/35	[3]	331,023	133,848

Countrywide Alternative Loan Trust 2005-43 4A1

5.60%	10/25/35	[3]	408,643	314,765

Countrywide Alternative Loan Trust 2005-59 1A1

0.56%	11/20/35	[3]	243,118	128,529

Countrywide Alternative Loan Trust 2006-46 A4

6.00%	02/25/47		10,264,118	8,821,022

Countrywide Alternative Loan Trust 2006-OA10 1A1

1.36%	08/25/46	[3]	6,354,369	3,336,543

Countrywide Alternative Loan Trust 2006-OA14 3A1

1.31%	11/25/46	[3]	943,075	407,380

Countrywide Alternative Loan Trust 2006-OA17 1A1A

0.43%	12/20/46	[3]	42,648,656	22,066,159

Countrywide Alternative Loan Trust 2006-OA18 A1

0.37%	12/25/46	[3]	44,088,518	23,530,637

Countrywide Alternative Loan Trust 2006-OA22 A1

0.41%	02/25/47	[3]	1,305,451	709,867

Countrywide Alternative Loan Trust 2006-OA8 1A1

0.44%	07/25/46	[3]	29,859,875	15,690,083

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

Countrywide Alternative Loan Trust 2007-22 2A16

6.50%	09/25/37		$56,149,936	$40,787,566

Countrywide Home Loan Mortgage Pass-Through Trust 2001-HYB1 1A1

2.93%	06/19/31	[3]	54,954	46,323

Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1

5.10%	08/25/34	[3]	9,046,992	8,639,785

Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1

5.00%	09/20/35	[3]	10,827,617	7,058,125

Countrywide Home Loan Mortgage Pass-Through Trust 2007-HY3 2A1

5.49%	06/25/47	[3]	41,912,616	30,399,216

Credit Suisse Mortgage Capital Certificates 2006-6 2A1

0.85%	07/25/36	[3]	240,087	105,239

CS First Boston Mortgage Securities Corp. 2003-AR20 2A4

3.48%	08/25/33	[3]	74,753	64,659

Deutsche ALT-A Securities, Inc. 2005-3 4A5

5.25%	06/25/35		85,411	72,987

DLJ Mortgage Acceptance Corp. 1996-QA S (IO)

2.78%	01/25/26	[3,4,5]	85,738	54

Equity One ABS, Inc. 1998-1 A2 (STEP)

7.48%	11/25/29		45,100	41,456

First Horizon Alternative Mortgage Securities 2004-AA3 A1

2.33%	09/25/34	[3]	117,911	94,418

First Horizon Asset Securities, Inc. 2004-AR5 2A1

3.01%	10/25/34	[3]	23,275	21,460

First Horizon Asset Securities, Inc. 2005-AR6 2A1B

5.53%	01/25/36	[3]	26,990,000	19,050,719

Harborview Mortgage Loan Trust 2007-7 2A1A

1.25%	11/25/47	[3]	2,371,285	1,464,931

IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B

1.05%	08/25/34	[3]	66,279	40,102

IndyMac Index Mortgage Loan Trust 2004-AR6 6A1

5.52%	10/25/34	[3]	521,643	444,930

IndyMac Index Mortgage Loan Trust 2004-AR7 A2

1.11%	09/25/34	[3]	202,589	117,014

IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A

0.65%	11/25/34	[3]	116,355	75,244

See accompanying notes to financial statements.

56 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

IndyMac Index Mortgage Loan Trust 2005-AR18 2A1A

0.56%	10/25/36	[3]	$436,778	$266,488

IndyMac Index Mortgage Loan Trust 2006-AR19 1A2

5.85%	08/25/36	[3]	37,343,111	18,635,183

JPMorgan Alternative Loan Trust 2007-A2 12A2

0.35%	06/25/37	[3]	8,025,489	7,162,821

JPMorgan Mortgage Trust 2003-A2 2A3

4.69%	11/25/33	[3]	705,000	626,754

JPMorgan Mortgage Trust 2005-A3 11A2

4.50%	06/25/35	[3]	390,000	319,017

JPMorgan Mortgage Trust 2005-A5 3A2

5.37%	08/25/35	[3]	300,000	277,646

JPMorgan Mortgage Trust 2005-A5 TA1

5.43%	08/25/35	[3]	2,507,952	2,351,628

JPMorgan Mortgage Trust 2006-A2 2A2

5.76%	04/25/36	[3]	1,125,000	898,501

JPMorgan Mortgage Trust 2006-A2 2A4

5.76%	04/25/36	[3]	17,325,000	13,564,834

JPMorgan Mortgage Trust 2006-A3 3A4

5.73%	05/25/36	[3]	23,500,000	17,978,844

Lehman XS Trust 2007-15N 2A1

0.50%	08/25/37	[3]	64,542,527	37,113,050

MASTR Adjustable Rate Mortgages Trust 2003-6 4A2

5.18%	01/25/34	[3]	332,251	323,027

MASTR Adjustable Rate Mortgages Trust 2004-13 3A7A

3.10%	11/21/34	[3]	440,000	410,374

MASTR Adjustable Rate Mortgages Trust 2004-5 3A1

3.84%	06/25/34	[3]	2,230	1,977

MASTR Asset Securitization Trust 2002-8 1A1

5.50%	12/25/17		80,692	83,152

MASTR Seasoned Securities Trust 2004-1 4A1

3.51%	10/25/32	[3]	74,678	63,992

MASTR Seasoned Securities Trust 2004-2 A2

6.50%	08/25/32		4,418,717	4,448,391

Merrill Lynch Alternative Note Asset 2007-AF1 AV1

5.44%	06/25/37	[3]	7,756,278	3,817,357

Morgan Stanley Mortgage Loan Trust 2006-7 5A2

5.96%	06/25/36	[3]	300,000	176,578

Ocwen Residential MBS Corp. 1998-R2 AP

13.12%	11/25/34	[3,4]	22,895	14,898

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

Residential Accredit Loans, Inc. 2003-QS3 A4

5.50%	02/25/18		$69,894	$64,335

Residential Accredit Loans, Inc. 2007-QO4 A1

0.45%	05/25/47	[3]	27,867,948	14,530,100

Residential Asset Mortgage Products, Inc. 2004-SL1 A8

6.50%	11/25/31		141,552	137,943

Residential Asset Mortgage Products, Inc. 2004-SL3 A2

6.50%	12/25/31		199,543	193,797

Ryland Mortgage Securities Corp. 1994-5 M3

3.54%	10/25/23	[3]	311,040	217,136

Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1

2.76%	12/27/35	[3]	3,958,616	2,174,298

Structured Asset Mortgage Investments, Inc. 2007-AR1 1A1

0.41%	01/25/37	[3]	67,520,482	36,619,551

Structured Asset Mortgage Investments, Inc. 2007-AR6 A1

1.96%	08/25/47	[3]	55,346,358	31,357,641

Structured Asset Securities Corp. 1997-2 2A4

7.25%	03/28/30		6,014	6,060

Structured Asset Securities Corp. 2001-15A 4A1

6.00%	10/25/31	[3]	13,289	11,916

Thornburg Mortgage Securities Trust 2007-3 3A1

0.47%	06/25/47	[3]	11,617,353	9,648,078

Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-3 2A3

0.80%	05/25/35	[3]	15,817,121	10,430,708

Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-4 CB13

0.75%	06/25/35	[3]	23,944,284	16,180,580

Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1

1.23%	04/25/47	[3]	27,260,307	14,031,033

Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A

2.77%	01/25/33	[3]	30,064	27,745

Washington Mutual Mortgage Pass-Through Certificates 2004-AR3 A2

3.08%	06/25/34	[3]	123,803	115,571

Washington Mutual Mortgage Pass-Through Certificates 2005-AR12 1A6

4.82%	10/25/35	[3]	310,000	249,660

Washington Mutual Mortgage Pass-Through Certificates 2005-AR16 1A4A

5.08%	12/25/35	[3]	320,000	259,577

See accompanying notes to financial statements.

Annual Report March 2010 / 57

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B

3.33%	07/25/46	[3]	$3,737,868	$880,999

Washington Mutual Mortgage Pass-Through Certificates 2007-OA1 A1A

1.17%	02/25/47	[3]	500,516	254,498

Washington Mutual Mortgage Pass-Through Certificates 2007-OA2 1A

1.17%	03/25/47	[3]	63,251,893	34,380,035

Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 2A

1.23%	04/25/47	[3]	262,676	136,748

Washington Mutual Mortgage Pass-Through Certificates 2007-OA4 1A

1.23%	05/25/47	[3]	373,865	210,421

Washington Mutual Mortgage Pass-Through Certificates 2007-OA6 1A

1.27%	07/25/47	[3]	239,560	141,693

Wells Fargo Mortgage Backed Securities Trust 2004-G A3

4.74%	06/25/34	[3]	1,565,000	1,478,696

Wells Fargo Mortgage Backed Securities Trust 2004-L A8

4.76%	07/25/34	[3]	1,420,000	1,314,865

				586,084,105

U.S. Agency Mortgage-Backed — 25.39%

Fannie Mae 1989-27 Y

6.90%	06/25/19		1,252	1,341

Fannie Mae 1991-65 Z

6.50%	06/25/21		31,776	34,408

Fannie Mae 1992-123 Z

7.50%	07/25/22		4,205	4,732

Fannie Mae 1992-83 Z

7.00%	06/25/22		8,089	8,200

Fannie Mae 1993-132 D (PO)

0.98%	10/25/22	[9]	248,519	218,275

Fannie Mae 1993-199 SD (IO)

0.88%	10/25/23	[3]	778,099	18,714

Fannie Mae 1993-29 PK

7.00%	03/25/23		132,864	143,860

Fannie Mae 1994-55 H

7.00%	03/25/24		116,336	128,021

Fannie Mae 1997-34 SA

9.90%	10/25/23	[3]	25,189	31,268

Fannie Mae 1999-11 Z

5.50%	03/25/29		586,096	628,362

Fannie Mae 2001-52 YZ

6.50%	10/25/31		302,509	331,710

Fannie Mae 2003-106 WG

4.50%	11/25/23		32,004,000	32,922,176

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Fannie Mae 2003-52 SV

17.41%	05/25/31	[3]	$1,623,330	$1,756,385

Fannie Mae 2003-53 IA (IO)

5.50%	10/25/28		325,491	518

Fannie Mae 2003-85 IP (IO)

5.50%	12/25/28		104,939	1,278

Fannie Mae 2003-W2 2A9

5.90%	07/25/42		94,301	99,571

Fannie Mae 2005-117 LC

5.50%	11/25/35		46,177,000	49,566,082

Fannie Mae 2005-92 US (IO)

5.85%	10/25/25	[3]	55,847,515	4,871,009

Fannie Mae 2006-80 PG

6.00%	06/25/35		23,300,000	25,163,185

Fannie Mae 2007-34 SB (IO)

5.86%	04/25/37	[3]	60,837,564	4,990,457

Fannie Mae 2008-24 NA

6.75%	06/25/37		32,656,672	34,949,986

Fannie Mae G92-36 Z

7.00%	07/25/22		862	945

Fannie Mae G93-21 Z

7.20%	05/25/23		16,054	17,840

Fannie Mae Pool 190375

5.50%	11/01/36		21,130,444	22,309,445

Fannie Mae Pool 233672

3.50%	09/01/23	[3]	21,425	22,162

Fannie Mae Pool 254232

6.50%	03/01/22		131,123	144,617

Fannie Mae Pool 254868

5.00%	09/01/33		47,665,820	49,464,580

Fannie Mae Pool 308798

2.57%	04/01/25	[3]	6,585	6,773

Fannie Mae Pool 312155

2.42%	03/01/25	[3]	22,979	23,108

Fannie Mae Pool 313182

7.50%	10/01/26		12,714	14,368

Fannie Mae Pool 383124

6.48%	01/01/11		146,899	148,150

Fannie Mae Pool 384569

6.20%	01/01/12		100,000	106,432

Fannie Mae Pool 384762

6.01%	02/01/12		157,603	167,825

Fannie Mae Pool 545191

7.00%	09/01/31		23,899	26,488

Fannie Mae Pool 545269

5.98%	11/01/11		180,036	188,772

Fannie Mae Pool 545322

5.94%	11/01/11		90,885	94,522

See accompanying notes to financial statements.

58 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Fannie Mae Pool 545831

6.50%	08/01/17		$84,915	$92,019

Fannie Mae Pool 555207

7.00%	11/01/17		44,979	48,900

Fannie Mae Pool 555284

7.50%	10/01/17		11,132	12,033

Fannie Mae Pool 613142

7.00%	11/01/31		94,232	106,133

Fannie Mae Pool 625666

7.00%	01/01/32		51,682	58,110

Fannie Mae Pool 633698

7.50%	02/01/31		57,031	65,706

Fannie Mae Pool 637093

8.50%	03/01/32		23,950	27,859

Fannie Mae Pool 642322

3.67%	05/01/32	[3]	1,278	1,325

Fannie Mae Pool 646884

2.17%	05/01/32	[3]	8,882	9,060

Fannie Mae Pool 655928

7.00%	08/01/32		625,509	712,667

Fannie Mae Pool 725027

5.00%	11/01/33		55,671,081	57,760,924

Fannie Mae Pool 725232

5.00%	03/01/34		128,857	133,720

Fannie Mae Pool 725257

5.50%	02/01/34		10,948,506	11,620,978

Fannie Mae Pool 725372

6.99%	12/01/10		264,743	264,184

Fannie Mae Pool 725425

5.50%	04/01/34		40,915,990	43,351,772

Fannie Mae Pool 730957

5.00%	08/01/33		17,490,964	18,147,559

Fannie Mae Pool 734922

4.50%	09/01/33		16,400,566	16,615,328

Fannie Mae Pool 735207

7.00%	04/01/34		105,239	116,991

Fannie Mae Pool 735224

5.50%	02/01/35		56,365,663	59,827,717

Fannie Mae Pool 735646

4.50%	07/01/20		17,047,024	17,926,168

Fannie Mae Pool 735651

4.50%	06/01/35		60,971,103	61,578,970

Fannie Mae Pool 735686

6.50%	12/01/22		445,114	478,102

Fannie Mae Pool 735883

6.00%	03/01/33		11,124,495	12,328,025

Fannie Mae Pool 740297

5.50%	10/01/33		40,270	42,743

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Fannie Mae Pool 741862

5.50%	09/01/33		$38,890	$41,279

Fannie Mae Pool 745592

5.00%	01/01/21		77,509	82,726

Fannie Mae Pool 765387

6.00%	08/01/34		394,559	435,268

Fannie Mae Pool 770284

5.00%	04/01/34		7,403,742	7,677,045

Fannie Mae Pool 770332

5.00%	04/01/34		28,055,868	29,091,525

Fannie Mae Pool 789606

6.00%	08/01/34		120,495	130,023

Fannie Mae Pool 817611

5.32%	11/01/35	[3]	6,557,785	6,921,728

Fannie Mae Pool 836952

5.46%	10/01/35	[3]	183,936	194,879

Fannie Mae Pool 841031

5.27%	11/01/35	[3]	439,124	463,832

Fannie Mae Pool 844773

5.09%	12/01/35	[3]	110,180	116,387

Fannie Mae Pool 888412

7.00%	04/01/37		15,245,216	16,790,485

Fannie Mae Pool 888430

5.00%	11/01/33		43,439,744	45,070,433

Fannie Mae Pool 888873

6.50%	08/01/37		9,902,301	10,695,645

Fannie Mae Pool 889125

5.00%	12/01/21		48,042,049	51,198,561

Fannie Mae Pool 889184

5.50%	09/01/36		50,038,946	52,970,918

Fannie Mae Pool 895606

5.78%	06/01/36	[3]	277,345	294,332

Fannie Mae Pool 908408

5.55%	04/01/37	[3]	26,473,502	27,794,001

Fannie Mae Pool 918445

5.86%	05/01/37	[3]	875,749	925,354

Fannie Mae Pool 928920

6.50%	12/01/37		29,022,280	31,498,682

Fannie Mae Pool 933033

6.50%	10/01/37		27,908,252	29,751,723

Freddie Mac 1004 H

7.95%	10/15/20		1,002	1,001

Freddie Mac 1073 G

7.00%	05/15/21		3,756	4,172

Freddie Mac 1107 ZC

6.50%	07/15/21		14,259	15,504

Freddie Mac 165 K

6.50%	09/15/21		641	642

See accompanying notes to financial statements.

Annual Report March 2010 / 59

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac 1980 Z

7.00%	07/15/27	$436,992	$493,892

Freddie Mac 1983 Z

6.50%	12/15/23	253,928	274,168

Freddie Mac 2043 CJ

6.50%	04/15/28	71,282	75,669

Freddie Mac 2098 TZ

6.00%	01/15/28	883,856	933,156

Freddie Mac 2209 TC

8.00%	01/15/30	283,251	322,330

Freddie Mac 2481 AW

6.50%	08/15/32	124,703	135,648

Freddie Mac 2624 QE

5.00%	09/15/28	160,000	165,611

Freddie Mac 2627 NI (IO)

5.00%	04/15/29	1,968,970	133,171

Freddie Mac 2642 BW (IO)

5.00%	06/15/23	102,733	14,040

Freddie Mac 2929 PE

5.00%	05/15/33	1,225,000	1,291,328

Freddie Mac 2971 AB

5.00%	05/15/20	3,688	3,668

Freddie Mac Gold A14189

4.00%	10/01/33	157,252	152,930

Freddie Mac Gold A24156

6.50%	10/01/31	1,948,318	2,149,573

Freddie Mac Gold A25162

5.50%	05/01/34	19,174,354	20,355,525

Freddie Mac Gold A39012

5.50%	06/01/35	19,478	20,721

Freddie Mac Gold A54856

5.00%	01/01/34	27,314,795	28,392,448

Freddie Mac Gold A61164

5.00%	04/01/36	142,260	147,895

Freddie Mac Gold A64183

6.00%	08/01/37	120,924	130,844

Freddie Mac Gold A65805

6.00%	09/01/37	2,825,588	3,057,374

Freddie Mac Gold A73260

6.00%	02/01/38	37,579	40,372

Freddie Mac Gold A83009

6.00%	11/01/38	28,498,138	30,622,138

Freddie Mac Gold C01492

5.00%	02/01/33	9,384,881	9,752,211

Freddie Mac Gold C03094

6.00%	11/01/37	243,107	263,353

Freddie Mac Gold C46104

6.50%	09/01/29	101,255	111,778

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac Gold C55789

7.50%	10/01/27	$41,397	$47,196

Freddie Mac Gold C90573

6.50%	08/01/22	426,564	468,094

Freddie Mac Gold E02402

6.00%	10/01/22	159,550	172,384

Freddie Mac Gold G00992

7.00%	11/01/28	6,470	7,220

Freddie Mac Gold G01515

5.00%	02/01/33	9,832,052	10,216,884

Freddie Mac Gold G01601

4.00%	09/01/33	857,731	834,156

Freddie Mac Gold G01611

4.00%	09/01/33	294,165	286,080

Freddie Mac Gold G01644

5.50%	02/01/34	35,336,005	37,511,912

Freddie Mac Gold G01673

5.50%	04/01/34	2,679,643	2,843,038

Freddie Mac Gold G02366

6.50%	10/01/36	14,139,424	15,483,022

Freddie Mac Gold G02461

6.50%	11/01/36	14,277,462	15,572,005

Freddie Mac Gold G02579

5.00%	12/01/34	17,637,984	18,336,659

Freddie Mac Gold G02884

6.00%	04/01/37	34,420,602	37,029,560

Freddie Mac Gold G02955

5.50%	03/01/37	26,043,233	27,724,855

Freddie Mac Gold G03357

5.50%	08/01/37	11,909,292	12,680,140

Freddie Mac Gold G03436

6.00%	11/01/37	55,654,073	60,289,011

Freddie Mac Gold G03601

6.00%	07/01/37	38,950,238	42,145,373

Freddie Mac Gold G03676

5.50%	12/01/37	28,013,110	29,843,812

Freddie Mac Gold G03739

6.00%	11/01/37	32,076,948	34,748,355

Freddie Mac Gold G03783

5.50%	01/01/38	13,007,293	13,857,340

Freddie Mac Gold G03985

6.00%	03/01/38	167,122	180,100

Freddie Mac Gold G04053

5.50%	03/01/38	153,462	162,256

Freddie Mac Gold G04079

5.50%	03/01/38	55,159,756	58,764,534

Freddie Mac Gold G04438

5.50%	05/01/38	53,563,694	56,633,034

See accompanying notes to financial statements.

60 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Freddie Mac Gold G04484

6.00%	08/01/38		$188,340	$204,143

Freddie Mac Gold G04516

6.00%	07/01/38		128,886	139,701

Freddie Mac Gold G04703

5.50%	08/01/38		76,254,436	80,642,048

Freddie Mac Gold G04706

5.50%	09/01/38		648,441	691,628

Freddie Mac Gold G04710

6.00%	09/01/38		10,709,246	11,505,307

Freddie Mac Gold G04711

6.00%	09/01/38		191,289	205,508

Freddie Mac Gold G11707

6.00%	03/01/20		5,019,098	5,444,799

Freddie Mac Gold G12393

5.50%	10/01/21		44,078,716	47,481,042

Freddie Mac Gold G12399

6.00%	09/01/21		23,503	25,416

Freddie Mac Gold G12824

6.00%	08/01/22		12,068,353	13,130,935

Freddie Mac Gold G12909

6.00%	11/01/22		32,231,493	35,024,049

Freddie Mac Gold G13032

6.00%	09/01/22		9,756,139	10,607,514

Freddie Mac Gold G13058

4.50%	10/01/20		29,336,177	30,890,346

Freddie Mac Gold H00790

5.50%	05/01/37		455,135	478,681

Freddie Mac Gold H05069

5.50%	05/01/37		33,073,867	34,584,156

Freddie Mac Gold H09082

6.50%	09/01/37		197,038	211,647

Freddie Mac Non Gold Pool 1J0045

5.12%	01/01/36	[3]	262,162	275,924

Freddie Mac Non Gold Pool 781415

3.22%	04/01/34	[3]	4,313,497	4,460,491

Freddie Mac Non Gold Pool 781469

2.74%	04/01/34	[3]	3,687,117	3,814,288

Freddie Mac Non Gold Pool 781817

2.74%	08/01/34	[3]	78,444	80,738

Freddie Mac Non Gold Pool 788498

3.00%	02/01/30	[3]	345,141	360,199

Freddie Mac Non Gold Pool 847288

3.04%	05/01/34	[3]	6,318,012	6,516,704

Ginnie Mae 2000-22 SG (IO)

10.57%	05/16/30	[3]	1,403,590	245,580

Ginnie Mae 2003-28 LI (IO)

5.50%	02/20/32		1,833,944	91,329

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Ginnie Mae 2003-86 ZK
5.00%	10/20/33		$20,935,834	$21,157,511

Ginnie Mae 2004-80 IP (IO)
5.50%	07/20/34		9,901	5

Ginnie Mae 2005-78 ZA
5.00%	10/16/35		19,446,079	18,782,085

Ginnie Mae GNSF (TBA)
4.50%	04/15/40		289,260,000	292,740,087
5.50%	04/15/40		22,745,000	24,059,957

Ginnie Mae I Pool 782817
4.50%	11/15/39		79,017,771	80,024,695

Ginnie Mae II Pool 2631
7.00%	08/20/28		8,765	9,702

Ginnie Mae II Pool 80968
3.63%	07/20/34	[3]	56,257	58,053

Ginnie Mae II Pool 81018
3.63%	08/20/34	[3]	45,613	46,608

				2,140,966,442

Total Mortgage-Backed
(Cost $3,467,441,373)				3,714,265,058

MUNICIPAL BONDS — 0.68%*

California — 0.65%

State of California, Public Improvements, G.O., Build America Bonds

7.30%	10/01/39		19,880,000	19,970,255

State of California, School Improvements, G.O., Build America Bonds

6.65%	03/01/22		3,975,000	4,122,671

State of California, School Improvements, G.O., Build America Bonds, Taxable Variable Purpose

7.55%	04/01/39		21,264,000	22,005,476

State of California, School Improvements, G.O., Taxable Variable Purpose

5.50%	03/01/16		8,450,000	8,598,467

				54,696,869

Pennsylvania — 0.03%

Pennsylvania Economic Development Financing Authority, Electric Light & Power Improvements, Series A Revenue Bonds

6.75%	12/01/36		2,985,000	2,989,239

Texas — 0.00%

County of Harris, Flood Control District Contract, Series B Refunding Notes, G.O., Pre-Refunded 10/01/13 @ 100

5.25%	10/01/20		7,000	7,903

Total Municipal Bonds
(Cost $54,970,747)				57,694,011

See accompanying notes to financial statements.

Annual Report March 2010 / 61

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS — 0.12%

Indonesia — 0.12%

Indonesia Government AID Bond (Indonesia)

9.30%	07/01/20	2,†	$7,691,250 $	9,801,537

Total Foreign Government Obligations
(Cost $9,616,417)				9,801,537

U.S. TREASURY SECURITIES — 20.13%

U.S. Treasury Bonds — 4.06%

4.25%	05/15/39		2,490,000	2,307,921

8.00%	11/15/21		80,658,000	109,928,030

1.75%	01/15/28	[10]	131,379,000	128,899,362

2.38%	01/15/27	[10]	35,085,000	39,274,920

8.00%	11/15/21		103,555,000	62,104,005

				342,514,238

U.S. Treasury Notes — 16.07%

2.00%	01/15/16	[10]	27,945,000	32,397,893

2.38%	02/28/15		566,140,000	562,269,924

2.50%	03/31/15		450,000,000	448,840,350

3.38%	11/15/19		322,305,000	311,100,067

				1,354,608,234

Total U.S. Treasury Securities
(Cost $1,698,766,585)				1,697,122,472

Total Bonds – 100.99%
(Cost $8,083,471,194)				8,515,079,385

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 6.44%

Commercial Paper — 1.54%

Lloyds Banking Group Plc

0.21%[11]	04/26/10	$129,505,000	129,486,114

Money Market Fund — 4.78%

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[12]		196,005,000	196,005,000

Goldman Sachs Financial Square Funds - Prime Obligations Fund

0.05%[12,13]		207,004,000	207,004,000

			403,009,000

U.S. Treasury Bills — 0.12%

U.S. Treasury Bills

0.06%[11]	05/13/10	$285,000	284,957

0.07%[11]	05/13/10	535,000	534,919

0.07%[11]	05/13/10	415,000	414,937

0.07%[11]	05/13/10	400,000	399,939

0.08%[11]	05/13/10	320,000	319,952

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)

0.09%[11]	05/13/10[14]	$8,295,000	$8,293,742

0.10%[11]	05/13/10	35,000	34,994

			10,283,440

Total Short Term Investments
(Cost $542,779,115)			542,778,554

Total Investments – 107.43%
(Cost $8,626,250,309)[1]			9,057,857,939

Liabilities in Excess of Other
Assets – (7.43)%			(626,593,969)

NET ASSETS – 100.00%			$8,431,263,970

Contracts			Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS

4,659	U.S. Treasury Five Year Note, Expiration June 2010		$(1,410,519)

3,188	U.S. Treasury Ten Year Note, Expiration June 2010		44,048

192	U.S. Treasury Thirty Year Bond, Expiration June 2010		77,016

	Net unrealized depreciation		$(1,289,455)

Contracts			Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS

13	Euro Dollar Ninety Day, Expiration September 2010		$(40,495)

13	Euro Dollar Ninety Day, Expiration December 2010		(43,907)

13	Euro Dollar Ninety Day, Expiration March 2011		(44,557)

13	Euro Dollar Ninety Day, Expiration June 2011		(44,395)

13	Euro Dollar Ninety Day, Expiration September 2011		(43,420)

13	Euro Dollar Ninety Day, Expiration December 2011		(42,120)

13	Euro Dollar Ninety Day, Expiration March 2012		(39,682)

13	Euro Dollar Ninety Day, Expiration June 2012		(36,758)

	Net unrealized depreciation		$(335,334)

See accompanying notes to financial statements.

62 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Notional Amount (000’s)	Appreciation/ Depreciation	Value
SWAPS: INTEREST RATE

Six month forward rate swap based upon the spread between the CMM30-FNMA rate and 10 year CMS rate plus 0.49%. The Fund receives an amount equal to the difference between the CMM30-FNMA rate minus the 10 year CMS rate plus 0.49% times the notional amount if positive. The Fund owes a comparable amount if negative. Counterparty: Goldman Sachs Group, Inc. (The)

05/27/10	$54,680	$911,738	$911,738

The Fund pays a fixed rate equal to 4.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

11/15/21	9,002	(678,155)	(678,155)

The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

11/15/21	8,884	(808,283)	(808,283)

The Fund pays a fixed rate equal to 4.54% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

11/15/21	14,788	(1,386,700)	(1,386,700)

The Fund pays a fixed rate equal to 4.70% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.

11/15/21	24,457	(2,872,260)	(2,872,260)

The Fund pays a fixed rate equal to 4.10% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.

10/24/38	56,660	2,759,727	2,759,727

	$168,471	$(2,073,933)	$(2,073,933)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$–	$8,000	$(33,308)	$(33,308)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	3,010	(235,855)	(235,855)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	5,500	(417,544)	(417,544)

The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Citigroup, Inc.

12/20/12	–	5,900	(55,922)	(55,922)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	6,000	(53,592)	(53,592)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

12/20/12	$–	$6,250	$10,329	$10,329

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

12/20/12	–	1,375	(1,475)	(1,475)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	3,200	(2,387)	(2,387)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	6,000	(11,031)	(11,031)

The Fund pays a fixed rate equal to 1.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: Citigroup, Inc.

12/20/12	–	915	(15,162)	(15,162)

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

12/20/12	–	5,810	(97,843)	(97,843)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	–	1,575	(76,771)	(76,771)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	–	1,625	(79,208)	(79,208)

The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc. (The)

06/20/13	–	4,320	(168,730)	(168,730)

The Fund pays a fixed rate equal to 4.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Deutsche Bank AG

12/20/13	–	7,875	(994,555)	(994,555)

The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.

03/20/14	–	7,335	(554,674)	(554,674)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	–	5,100	(291,346)	(291,346)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

03/20/14	–	6,555	73,862	73,862

See accompanying notes to financial statements.

Annual Report March 2010 / 63

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

03/20/14	$–	$5,490	$(455,629)	$(455,629)

The Fund pays a fixed rate equal to 3.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.

03/20/14	–	660	(69,613)	(69,613)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

03/20/14	–	6,555	(90,136)	(90,136)

The Fund pays a fixed rate equal to 3.15% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Citigroup, Inc.

03/20/14	–	5,430	(502,273)	(502,273)

The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

03/20/14	–	4,865	(128,269)	(128,269)

The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

03/20/14	–	660	(23,797)	(23,797)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Deutsche Bank AG

12/20/14	(19,500)	6,475	(85,032)	(104,532)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Morgan Stanley

12/20/14	(22,760)	6,610	(83,952)	(106,712)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Deutsche Bank AG

12/20/14	(21,521)	5,000	(59,199)	(80,720)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(100,752)	6,610	(101,565)	(202,317)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(71,731)	5,000	(81,308)	(153,039)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(98,694)	6,475	(99,491)	(198,185)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	–	5,050	(357,948)	(357,948)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	177,603	4,410	63,994	241,597

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	$307,454	$5,510	$(5,595)	$301,859

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	320,846	5,750	(5,839)	315,007

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the KB Homes, Inc., 5.75%, due 02/01/14. Counterparty: Citigroup, Inc.

09/20/16	309,371	4,410	195,014	504,385

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	165,969	4,690	94,421	260,390

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	95,453	2,515	44,181	139,634

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	153,663	7,945	287,446	441,109

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

09/20/16	326,170	8,825	163,797	489,967

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	201,339	6,165	140,944	342,283

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	292,945	7,725	135,949	428,894

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.

09/20/16	21,340	7,605	254,660	276,000

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	92,413	16,500	506,404	598,817

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	17,899	6,465	216,728	234,627

	$2,147,507	$239,740	$(3,051,320)	$(903,813)

See accompanying notes to financial statements.

64 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	$1,250,895	$2,130	$(790,098)	$460,797

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	15,014,694	25,000	(9,606,277)	5,408,417

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	12,195,768	20,450	(7,771,683)	4,424,085

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.

10/12/52	7,041,886	28,590	(856,821)	6,185,065

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	1,322,699	15,430	2,015,376	3,338,075

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	2,060,072	21,425	2,574,941	4,635,013

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	4,876,041	8,525	(3,031,771)	1,844,270

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.

10/12/52	797,144	1,325	(510,498)	286,646

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston

10/12/52	480,917	805	(306,766)	174,151

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston

10/12/52	4,293,627	7,265	(2,721,941)	1,571,686

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston

10/12/52	23,163	95	(2,611)	20,552

The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.

10/12/52	97,956	1,310	185,445	283,401

	$49,454,862	$132,350	$(20,822,704)	$28,632,158

Expiration Date	Credit Rating [a]	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$–	$12,270	$545,608	$545,608

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.

03/20/11	AAA	–	12,800	458,470	458,470

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Morgan Stanley

03/20/11	AAA	–	21,800	780,831	780,831

		$–	$46,870	$1,784,909	$1,784,909

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

08/25/37	$(225,297)	$1,385	$(647,133)	$(872,430)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	(4,157,822)	25,470	(11,886,064)	(16,043,886)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Barclays Capital, Inc.

08/25/37	(1,726,085)	4,640	(1,196,712)	(2,922,797)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	(14,496,294)	27,000	(2,511,359)	(17,007,653)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

08/25/37	(11,954,553)	24,500	(3,478,317)	(15,432,870)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	(3,012,275)	6,280	(943,579)	(3,955,854)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	(11,222,641)	23,000	(3,265,359)	(14,488,000)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(14,262,571)	22,200	1,080,969	(13,181,602)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(12,818,438)	19,850	1,032,185	(11,786,253)

See accompanying notes to financial statements.

Annual Report March 2010 / 65

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Appreciation/ (Depreciation)	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	$(9,774,126)	$15,000	$867,638	$(8,906,488)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(7,225,033)	10,600	931,115	(6,293,918)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.

01/25/38	(24,536,781)	35,000	3,754,975	(20,781,806)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	(15,888,927)	25,000	1,044,780	(14,844,147)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	(15,858,015)	25,000	1,013,868	(14,844,147)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

05/25/46	(11,121,924)	14,220	(1,176,184)	(12,298,108)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(13,811,540)	17,659	(1,460,620)	(15,272,160)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(10,083,271)	13,012	(1,169,900)	(11,253,171)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

05/25/46	(8,650,385)	11,060	(914,810)	(9,565,195)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

05/25/46	(7,971,626)	10,224	(870,151)	(8,841,777)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

05/25/46	(4,943,009)	13,616	(1,829,403)	(6,772,412)

	$(203,740,613)	$344,716	$(21,624,061)	$(225,364,674)

[a]	Using Standard & Poor’s rating of the issuer.

[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $8,631,543,037 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$595,035,324
Gross unrealized depreciation	(168,720,422)

Net unrealized appreciation	$426,314,902

[2]	U.S. dollar denominated security issued by foreign domiciled entity.

[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $533,284,651 representing 6.33% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $3,062,573 which is 0.04% of total net assets.

[6]	Security is currently in default with regards to scheduled interest or principal payments.

[7]	Non-income producing security.

[8]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan,
	3.23%, 07/03/14	$741,697	$739,876	0.01%
06/01/07	Carestream Health, Inc.
	Term Loan, 5.50%,
	10/30/13	1,007,712	914,250	0.01%
02/06/08	Cebridge 2nd Lien (PIK),
	6.25%, 05/05/14	2,433,666	2,637,687	0.03%
06/27/07	Cengage Learning Term
	Loan B, 2.79%, 07/03/14	1,938,070	1,723,424	0.02%
06/04/07	Charter Communications,
	Inc. Term Loan 3rd Lien,
	2.75%, 09/06/14	1,003,830	916,607	0.01%
09/11/07	Delta Air Lines, Inc. Term
	Loan 1st Lien, 2.25%,
	04/30/12	232,701	229,474	0.00%
01/05/09	Dex Media West LLC,
	7.50%, 10/24/14	1,293,408	2,075,904	0.03%
10/10/07	HCA Term Loan A, 1.79%,
	11/19/12	20,000,607	20,402,147	0.24%
03/07/07	Kelson 1st Lien, 3.54%,
	03/08/13	6,080,571	6,713,932	0.08%
03/04/09	Lyondell Chemical Co.
	New Money (DIP),
	13.00%, 06/03/10	442,449	459,864	0.01%
03/05/09	Lyondell Chemical Co.
	Roll Up L (DIP), 5.80%,
	06/03/10	430,669	471,439	0.01%
11/06/07	TPF Generation Holdings
	LLC 2nd Lien, 4.54%,
	12/15/14	971,749	896,250	0.01%

See accompanying notes to financial statements.

66 / Annual Report March 2010

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
11/25/08	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	$450,000	$958,751	0.01%
06/11/09	TXU Energy Term Loan B1, 3.73%, 10/10/14	774,556	815,078	0.01%
10/31/07	TXU Energy Term Loan B3, 3.73%, 10/10/14	2,433,256	1,986,359	0.02%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.54%, 09/29/14	356,409	334,967	0.00%

		$40,591,350	$42,276,009	0.50%

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2010.

[10]	Inflation protected security. Principal amount reflects original security face amount.

[11]	Represents annualized yield at date of purchase.

†

Fair valued security. The aggregate value of fair valued securities is $60,249,379 which is 0.71% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

[12]	Represents the current yield as of March 31, 2010.

[13]	Securities, or a portion there of, pledged as collateral for swaps. The total market value of collateral pledged is $204,304,000.

[14]	Securities, or a portion there of, pledged as collateral for futures. The total market value of collateral pledged is $7,851,665.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(AMBAC): American Municipal Bond Assurance Corp.

(DIP): Defaulted interest payment

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium Term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to financial statements.

Annual Report March 2010 / 67

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BONDS – 91.02%

ASSET-BACKED SECURITIES — 1.48%**

Bear Stearns Asset Backed Securities Trust 2006-SD4 3A1

1.44%	10/25/36	[2]	$2,791,850	$1,132,588

Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2B

0.39%	05/25/37	2,†	4,900,000	2,253,907

Countrywide Asset-Backed Certificates 2007-13 2A1

1.15%	10/25/47	[2]	634,410	425,280

Credit-Based Asset Servicing and Securitization LLC 2006-CB6 A23

0.40%	07/25/36	[2]	4,000,000	2,224,241

Credit-Based Asset Servicing and Securitization LLC 2006-CB8 A2B

0.36%	10/25/36	[2]	3,800,000	3,115,278

Home Equity Asset Trust 2007-1 2A1

0.31%	05/25/37	[2]	180,170	173,750

HSBC Home Equity Loan Trust 2007-3 M1

2.48%	11/20/36	[2]	3,800,000	1,958,680

Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2

0.48%	02/25/37	[2]	423,393	186,897

Total Asset-Backed Securities
(Cost $8,128,225)				11,470,621

CORPORATES — 77.79%*

Automotive — 0.91%

Navistar International Corp.

8.25%	11/01/21		2,485,000	2,547,125

Oshkosh Corp.

8.25%	03/01/17	[3]	1,750,000	1,815,625

Tenneco, Inc.

8.13%	11/15/15		2,125,000	2,188,750

Tenneco, Inc. B

10.25%	07/15/13		500,000	520,625

				7,072,125

Banking — 3.96%

Bank of America N.A.

0.56%	06/15/17	[2]	2,000,000	1,760,246

Chase Capital II B

0.75%	02/01/27	[2]	8,390,000	6,571,719

Chase Capital VI

0.87%	08/01/28	[2]	1,000,000	783,746

Discover Bank

8.70%	11/18/19		2,265,000	2,484,895

Fleet Capital Trust V

1.26%	12/18/28	[2]	1,750,000	1,208,249

GMAC, Inc.

2.45%	12/01/14	[2]	8,053,000	7,100,089

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Banking (continued)

7.25%	03/02/11		$2,949,000	$3,015,352

8.30%	02/12/15	[3]	2,900,000	3,045,000

HBOS Capital Funding LP (United Kingdom)

6.07%	06/24/49	[2,3,4]	300,000	235,500

Lloyds Banking Group Capital No. 1 Plc (United Kingdom)

8.00%	12/29/49	[2,4]	640,000	560,000

Nationsbank Capital Trust III

0.80%	01/15/27	[2]	1,742,000	1,225,779

Nationsbank Capital Trust IV

8.25%	04/15/27		815,000	829,263

Provident Funding Associates

10.25%	04/15/17	[3]	1,850,000	1,863,875

				30,683,713

Communications — 12.39%

Belo Corp.

8.00%	11/15/16		3,350,000	3,509,125

Charter Communications Operating LLC/Charter Communications Operating Capital

8.00%	04/30/12	[3]	500,000	533,750

8.38%	04/30/14	[3]	2,000,000	2,060,000

Cincinnati Bell, Inc.

8.25%	10/15/17		5,150,000	5,240,125

CSC Holdings LLC

7.63%	07/15/18		1,950,000	2,047,500

Frontier Communications Corp.

7.13%	03/15/19		3,000,000	2,865,000

GCI, Inc.

7.25%	02/15/14		500,000	503,125

8.63%	11/15/19	[3]	1,700,000	1,740,375

Global Crossing, Ltd. (Bermuda)

12.00%	09/15/15	[3,4]	2,000,000	2,230,000

Intelsat Jackson Holdings SA (Bermuda)

8.50%	11/01/19	[3,4]	1,000,000	1,047,500

9.50%	06/15/16	[4]	2,250,000	2,407,500

11.25%	06/15/16	[4]	3,250,000	3,522,187

Intelsat Luxembourg SA (PIK) (Bermuda)

11.50%	02/04/17	[4]	5,556,089	5,722,772

Intelsat Luxembourg SA (STEP) (Bermuda)

11.25%	02/04/17	[4]	1,500,000	1,593,750

Intelsat SA (Luxembourg)

7.63%	04/15/12	[4]	1,000,000	1,025,000

Level 3 Financing, Inc.

4.14%	02/15/15	[2]	7,200,000	6,012,000

LIN Television Corp.

6.50%	05/15/13		2,695,000	2,668,050

McClatchy Co. (The)

11.50%	02/15/17	[3]	3,730,000	3,823,250

See accompanying notes to financial statements.

68 / Annual Report March 2010

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications (continued)

Media General, Inc.

11.75%	02/15/17	[3]	$3,050,000	$2,981,375

Nextel Communications, Inc. E

6.88%	10/31/13		8,600,000	8,428,000

Qwest Communications International, Inc. B

7.50%	02/15/14		4,128,000	4,220,880

Qwest Corp.

3.51%	06/15/13	[2]	1,000,000	1,003,750

7.88%	09/01/11		4,080,000	4,345,200

Sinclair Television Group, Inc.

9.25%	11/01/17	[3]	1,500,000	1,586,250

Sprint Capital Corp.

7.63%	01/30/11		1,475,000	1,526,625

Sprint Nextel Corp.

6.00%	12/01/16		7,000,000	6,352,500

Telesat Canada LLC (Canada)

12.50%	11/01/17	[4]	2,000,000	2,310,000

Umbrella Acquisitions, Inc. (PIK)

9.75%	03/15/15	[3]	2,105,000	1,826,087

UPC Holding BV (Netherlands)

9.88%	04/15/18	[3,4]	1,750,000	1,846,250

Visant Corp.

7.63%	10/01/12		325,000	327,438

Visant Holding Corp.

8.75%	12/01/13		1,625,000	1,673,750

Visant Holding Corp. (STEP)

10.25%	12/01/13		1,185,000	1,226,475

Wind Acquisition Holdings Finance SA (Luxembourg)

12.25%	07/15/17	[3,4]	3,000,000	2,985,000

Windstream Corp.

7.88%	11/01/17		5,000,000	4,950,000

				96,140,589

Consumer Products — 0.63%

Hanesbrands, Inc.

8.00%	12/15/16		3,275,000	3,406,000

Jarden Corp.

7.50%	01/15/20		750,000	755,625

Steinway Musical Instruments

7.00%	03/01/14	[3]	785,000	761,450

				4,923,075

Electric — 8.93%

AES Corp. (The)

8.75%	05/15/13	[3]	4,500,000	4,590,000

Calpine Construction Finance Co. LP

8.00%	06/01/16	[3]	7,500,000	7,706,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Electric (continued)

Dynegy Holdings, Inc.

6.88%	04/01/11		$1,275,000	$1,294,125

7.75%	06/01/19		2,000,000	1,520,000

Edison Mission Energy

7.00%	05/15/17		11,460,000	8,050,650

7.75%	06/15/16		1,750,000	1,277,500

Energy Future Holdings Corp.

10.88%	11/01/17		15,000,000	11,212,500

Energy Future Holdings Corp. (PIK)

11.25%	11/01/17		1,812,600	1,241,631

FPL Energy National Wind Portfolio LLC

6.13%	03/25/19	[3]	4,945,078	4,765,908

Indiantown Cogeneration LP A-10

9.77%	12/15/20		1,665,000	1,791,956

Ipalco Enterprises, Inc.

8.63%	11/14/11		420,000	449,400

Midwest Generation LLC B

8.56%	01/02/16		1,332,797	1,356,120

Mirant Americas Generation LLC

8.30%	05/01/11		1,250,000	1,287,500

8.50%	10/01/21		3,750,000	3,543,750

9.13%	05/01/31		1,000,000	902,500

Mirant North America LLC

7.38%	12/31/13		1,350,000	1,353,375

NRG Energy, Inc.

7.25%	02/01/14		1,000,000	1,010,000

7.38%	02/01/16		3,000,000	2,985,000

PNM Resources, Inc.

9.25%	05/15/15		7,525,000	8,042,344

Reliant Energy Mid-Atlantic Power Holdings LLC B

9.24%	07/02/17		2,265,378	2,423,954

Texas Competitive Electric Holdings Co. LLC A

10.25%	11/01/15		3,500,000	2,450,000

				69,254,463

Energy — 18.64%

Allis-Chalmers Energy, Inc.

8.50%	03/01/17		7,095,000	6,314,550

Antero Resources Finance Corp.

9.38%	12/01/17	[3]	5,200,000	5,382,000

Aquilex Holdings LLC/Aquilex Finance Corp.

11.13%	12/15/16	[3]	1,500,000	1,620,000

Arch Coal, Inc.

8.75%	08/01/16	[3]	2,500,000	2,637,500

Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp.

10.75%	02/01/18		5,100,000	5,635,500

12.13%	08/01/17		2,198,000	2,527,700

See accompanying notes to financial statements.

Annual Report March 2010 / 69

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Energy (continued)

Chaparral Energy, Inc.

8.50%	12/01/15		$1,500,000	$1,366,875

8.88%	02/01/17		7,060,000	6,468,725

Chesapeake Energy Corp.

2.25%	12/15/38		8,075,000	5,914,938

2.50%	05/15/37		2,750,000	2,268,750

6.88%	01/15/16		1,765,000	1,751,762

7.00%	08/15/14		1,205,000	1,227,594

Comstock Resources, Inc.

6.88%	03/01/12		3,075,000	3,082,687

8.38%	10/15/17		2,600,000	2,684,500

Consol Energy, Inc.

8.00%	04/01/17	[3]	6,000,000	6,195,000

Corral Petroleum Holdings AB (Sweden) (PIK)

1.75%	04/15/10	3,4,†	1,102,584	837,944

Delta Petroleum Corp.

7.00%	04/01/15		1,000,000	850,000

Dynegy Roseton/Danskammer Pass-Through Trust A

7.27%	11/08/10		340,140	341,416

Dynegy Roseton/Danskammer Pass-Through Trust B

7.67%	11/08/16		6,306,000	6,128,675

El Paso Pipeline Partners Operating Co. LLC

6.50%	04/01/20		2,000,000	2,020,000

Forest Oil Corp.

8.50%	02/15/14		1,000,000	1,060,000

Foundation PA Coal Co. LLC

7.25%	08/01/14		400,000	409,000

Hilcorp Energy I LP/Hilcorp Finance Co.

7.75%	11/01/15	[3]	1,875,000	1,860,938

James River Coal Co.

9.38%	06/01/12		3,750,000	3,834,375

Linn Energy LLC/Linn Energy Finance Corp.

8.63%	04/15/20	[3]	2,000,000	2,008,750

Massey Energy Co.

3.25%	08/01/15		6,840,000	6,669,000

Newfield Exploration Co.

7.13%	05/15/18		500,000	510,000

OPTI Canada, Inc. (Canada)

7.88%	12/15/14	[4]	4,550,000	4,248,562

8.25%	12/15/14	[4]	2,100,000	1,984,500

9.00%	12/15/12	[3,4]	1,850,000	1,914,750

Parker Drilling Co.

2.13%	07/15/12		1,000,000	943,750

9.13%	04/01/18	[3]	1,500,000	1,543,125

Penn Virginia Corp.

10.38%	06/15/16		3,750,000	4,087,500

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Energy (continued)

Petrohawk Energy Corp.

10.50%	08/01/14		$2,160,000	$2,394,900

Quicksilver Resources, Inc.

7.13%	04/01/16		1,000,000	955,000

8.25%	08/01/15		3,925,000	4,023,125

9.13%	08/15/19		1,000,000	1,055,000

11.75%	01/01/16		500,000	575,000

Sabine Pass LNG LP

7.25%	11/30/13		9,200,000	8,694,000

7.50%	11/30/16		4,250,000	3,761,250

SandRidge Energy, Inc.

8.00%	06/01/18	[3]	1,000,000	953,750

8.75%	01/15/20	[3]	1,750,000	1,715,000

9.88%	05/15/16	[3]	2,500,000	2,581,250

Southern Union Co.

7.20%	11/01/66	[2]	8,992,000	8,340,080

Tesoro Corp.

6.50%	06/01/17		4,075,000	3,769,375

6.63%	11/01/15		3,350,000	3,232,750

9.75%	06/01/19		1,000,000	1,050,000

Western Refining, Inc.

11.25%	06/15/17	[3]	5,000,000	4,525,000

Williams Cos., Inc. (The) A

7.50%	01/15/31		556,000	612,596

				144,568,442

Entertainment — 0.61%

Cinemark USA, Inc.

8.63%	06/15/19		1,150,000	1,217,562

Regal Cinemas Corp.

8.63%	07/15/19		3,325,000	3,516,188

				4,733,750

Finance — 9.09%

AES Red Oak LLC A

8.54%	11/30/19		2,642,297	2,714,960

Astoria Depositor Corp.

8.14%	05/01/21	[3]	5,000,000	4,878,125

Barnett Capital III

0.87%	02/01/27	[2]	800,000	552,458

Capital One Capital V

10.25%	08/15/39		3,875,000	4,602,690

CIT Group, Inc.

7.00%	05/01/13		11,243,884	11,019,006

City National Capital Trust I

9.63%	02/01/40		3,000,000	3,341,895

Coso Geothermal Power Holdings

7.00%	07/15/26	[3]	4,662,712	4,423,403

See accompanying notes to financial statements.

70  /  Annual Report March 2010

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance (continued)

Ford Motor Credit Co. LLC

3.00%	01/13/12	[2]	$3,900,000	$3,787,875

7.25%	10/25/11		1,000,000	1,042,500

7.50%	08/01/12		4,000,000	4,130,000

9.88%	08/10/11		2,450,000	2,587,812

JPMorgan Chase Capital XIII M

1.24%	09/30/34	[2]	1,100,000	863,370

JPMorgan Chase Capital XXI U

1.20%	02/02/37	[2]	4,750,000	3,653,311

LBI Escrow Corp.

8.00%	11/01/17	[3]	3,125,000	3,242,188

Lehman Brothers Holdings, Inc. (MTN)

0.00%	11/07/16	[5,6]	383,000	84,260

Lehman Brothers Holdings, Inc. H (MTN)

0.00%	11/30/10	[5,6]	294,000	64,680

MBNA Capital B

1.05%	02/01/27	[2]	4,000,000	2,760,272

New Communications Holdings, Inc.

8.25%	04/15/17	[3]	1,250,000	1,271,875

Prudential Holdings LLC

8.70%	12/18/23	[3]	2,500,000	2,941,014

Raymond James Financial, Inc.

8.60%	08/15/19		2,300,000	2,632,992

UPC Germany GmbH (Germany)

8.13%	12/01/17	[3,4]	650,000	671,125

ZFS Finance USA Trust I

6.15%	12/15/65	[2,3]	7,495,000	7,382,575

ZFS Finance USA Trust IV

5.88%	05/09/32	[2,3]	2,000,000	1,885,820

				70,534,206

Food — 2.38%

Bumble Bee Foods LLC

7.75%	12/15/15	[3]	2,500,000	2,537,500

Del Monte Corp.

7.50%	10/15/19	[3]	3,400,000	3,578,500

Dole Food Co., Inc.

8.00%	10/01/16	[3]	1,000,000	1,030,000

13.88%	03/15/14		1,311,000	1,584,671

JBS USA LLC/JBS USA Finance, Inc.

11.63%	05/01/14	[3]	3,500,000	4,007,500

Smithfield Foods, Inc.

10.00%	07/15/14	[3]	3,000,000	3,360,000

TreeHouse Foods, Inc.

7.75%	03/01/18		2,300,000	2,392,000

				18,490,171

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Gaming — 1.21%

Herbst Gaming, Inc.

8.13%	06/01/12	[5,6]	$575,000	$6,109

MGM Mirage

9.00%	03/15/20	[3]	1,350,000	1,405,688

MGM Mirage, Inc.

10.38%	05/15/14	[3]	2,400,000	2,628,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.

6.63%	12/01/14		5,350,000	5,363,375

				9,403,172

Health Care — 3.66%

Accellent, Inc.

8.38%	02/01/17	[3]	5,650,000	5,763,000

CHS/Community Health Systems, Inc.

8.88%	07/15/15		10,865,000	11,272,437

HCA, Inc.

7.50%	12/15/23		2,905,000	2,672,600

8.50%	04/15/19	[3]	3,939,000	4,254,120

9.13%	11/15/14		1,500,000	1,588,125

Tenet Healthcare Corp.

6.88%	11/15/31		3,500,000	2,843,750

				28,394,032

Homebuilding — 0.48%

K Hovnanian Enterprises, Inc.

10.63%	10/15/16		3,500,000	3,745,000

Industrials — 3.25%

Berry Plastics Corp.

5.00%	02/15/15	[2]	3,150,000	3,024,000

8.25%	11/15/15		1,250,000	1,264,063

Casella Waste Systems, Inc.

11.00%	07/15/14	[3]	4,500,000	4,848,750

General Cable Corp.

0.88%	11/15/13		2,175,000	1,889,531

Graham Packaging Co. LP/GPC Capital Corp. I

8.25%	01/01/17	[3]	2,500,000	2,531,250

Martin Midstream Partners & Finance

8.88%	04/01/18	[3]	1,250,000	1,268,750

Maxim Crane Works LP

12.25%	04/15/15	[3]	3,150,000	3,064,635

Reddy Ice Corp.

11.25%	03/15/15	[3]	2,450,000	2,615,375

Sealy Mattress Co.

10.88%	04/15/16	[3]	1,016,000	1,143,000

Solo Cup Co./Solo Cup Operating Corp.

10.50%	11/01/13		1,100,000	1,166,000

See accompanying notes to financial statements.

Annual Report March 2010  /  71

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Industrials (continued)

Spirit Aerosystems, Inc.

7.50%	10/01/17	[3]	$500,000	$515,000

Wyle Services Corp.

10.50%	04/01/18	[3]	1,850,000	1,854,625

				25,184,979

Insurance — 0.33%

Farmers Exchange Capital

7.05%	07/15/28	[3]	1,500,000	1,384,782

MetLife Capital Trust X

9.25%	04/08/38	[2,3]	1,000,000	1,135,000

				2,519,782

Materials — 1.78%

Cellu Tissue Holdings, Inc.

11.50%	06/01/14		2,000,000	2,240,000

Hexion Finance Escrow LLC/Hexion Escrow Corp.

8.88%	02/01/18	[3]	3,000,000	2,940,000

NewPage Corp.

11.38%	12/31/14		2,000,000	2,000,000

Noranda Aluminium Acquisition Corp. (PIK)

5.27%	05/15/15		2,500,000	2,000,000

Noranda Aluminium Holding Corp. (PIK)

7.02%	11/15/14		733,614	524,534

Verso Paper Holdings LLC/Verso Paper, Inc. B

4.00%	08/01/14	[2]	3,737,000	3,204,478

9.13%	08/01/14		900,000	877,500

				13,786,512

Retail — 0.42%

Toys R Us Property Co. LLC

8.50%	12/01/17	[3]	3,150,000	3,283,875

Services — 3.34%

Cengage Learning Acquisitions, Inc.

10.50%	01/15/15	[3]	1,975,000	1,905,875

Geo Group, Inc. (The)

7.75%	10/15/17	[3]	1,000,000	1,025,000

Mobile Mini, Inc.

6.88%	05/01/15		6,700,000	6,281,250

National Money Mart Co. (Canada)

10.38%	12/15/16	[3,4]	750,000	799,688

RSC Equipment Rental, Inc./RSC Holdings III LLC

10.00%	07/15/17	[3]	3,450,000	3,674,250

Service Corp. International

8.00%	11/15/21		1,650,000	1,674,750

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Services (continued)

Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings

10.25%	12/01/17	[3]	$3,950,000	$4,088,250

United Rentals North America, Inc.

1.88%	10/15/23		500,000	497,500

7.00%	02/15/14		3,450,000	3,208,500

7.75%	11/15/13		975,000	936,000

9.25%	12/15/19		1,275,000	1,306,875

10.88%	06/15/16		500,000	546,250

				25,944,188

Transportation — 5.78%

American Airlines Pass-Through Trust 2001-2

7.86%	10/01/11		4,337,000	4,477,952

American Airlines Pass-Through Trust 2009-1A

10.38%	07/02/19		993,113	1,147,045

Commercial Barge Line Co.

12.50%	07/15/17		2,975,000	3,142,344

Continental Airlines Pass-Through Trust 2007-1 A

5.98%	04/19/22		500,000	493,590

Continental Airlines Pass-Through Trust 2007-1 B

6.90%	04/19/22		6,842,000	6,226,220

Continental Airlines Pass-Through Trust 2009-1 A

9.00%	07/08/16		1,665,637	1,815,544

Delta Air Lines, Inc.

9.50%	09/15/14	[3]	2,000,000	2,100,000

12.25%	03/15/15	[3]	2,000,000	2,150,000

Delta Air Lines, Inc. 2002 G2

6.42%	07/02/12		2,500,000	2,506,250

Delta Air Lines, Inc. B

9.75%	12/17/16		2,500,000	2,606,250

JetBlue Airways Pass-Through Trust 2004-2 G1

0.63%	08/15/16	[2]	2,414,172	1,913,473

Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Greece)

8.88%	11/01/17	[3,4]	625,000	650,000

Northwest Airlines, Inc. 2001 1A-2

6.84%	04/01/11		1,250,000	1,259,375

Northwest Airlines, Inc. 2001-1 A1

7.04%	04/01/22		803,565	757,360

RailAmerica, Inc.

9.25%	07/01/17		2,682,000	2,873,092

United Air Lines, Inc.

9.88%	08/01/13	[3]	8,700,000	9,113,250

See accompanying notes to financial statements.

72  /  Annual Report March 2010

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Transportation (continued)

12.00%	11/01/13	[3]	$1,500,000	$1,575,000

				44,806,745

Total Corporates (Cost $550,565,419)				603,468,819

BANK LOANS — 10.33%*

Automotive — 0.31%

Ford Motor Co. Term Loan B 1st Lien

3.26%	12/15/13	[7]	2,461,975	2,383,884

Communications — 2.55%

Cebridge 2nd Lien (PIK)

6.25%	05/05/14	[7]	3,991,509	4,013,338

Charter Communications, Inc. Term Loan 3rd Lien

2.75%	09/06/14	[7]	5,000,000	4,583,035

Dex Media West LLC

7.50%	10/24/14	[2,7]	5,364,594	5,130,730

Mediacom LLC Term Loan A

1.74%	09/30/12	[7]	1,594,444	1,590,458

R.H. Donnelley, Inc., Term Loan

9.25%	10/24/14	[2,7]	552,902	542,812

SuperMedia, Inc.

11.00%	12/31/15	[2,7]	2,717,009	2,556,537

Univision Communications, Inc. 1st Lien Strip

2.54%	09/29/14	[7]	1,500,000	1,339,870

				19,756,780

Consumer Discretionary — 0.25%

Tribune 1st Lien Term Loan B

0.00%	06/04/14	[5,6,7]	2,979,962	1,904,693

Electric — 1.11%

Boston Generating LLC 1st Lien

2.00%	12/20/13	[7]	6,939,746	5,866,257

TPF Generation Holdings LLC 2nd Lien

4.54%	12/15/14	[7]	1,250,000	1,120,312

TXU Energy Term Loan B1

3.73%	10/10/14	[7]	1,962,722	1,616,180

				8,602,749

Energy — 1.16%

MACH Gen LLC Term Loan C (PIK)

7.76%	02/20/15	[7]	11,924,871	9,027,128

Finance — 1.71%

First Data Corp. Term Loan B1

3.00%	09/24/14	[7]	2,962,025	2,630,987

Kelson 1st Lien

3.54%	03/08/13	[7]	4,878,592	4,772,633

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Finance (continued)

Kelson 2nd Lien (PIK)

6.79%	03/08/14	[7]	$6,549,176	$5,894,258

				13,297,878

Gaming — 1.14%

Harrah’s Entertainment, Inc. Term Loan B2

3.25%	01/28/15	[7]	10,250,000	8,863,052

Health Care — 0.34%

Carestream Health, Inc. Term Loan

5.50%	10/30/13	[7]	1,500,000	1,371,375

HCA Term Loan A

1.79%	11/19/12	[7]	1,309,556	1,275,270

				2,646,645

Insurance — 0.25%

Asurion Corp. Term Loan

3.23%	07/03/14	[7]	1,990,000	1,973,001

Materials — 0.32%

Lyondell Chemical Co. New Money (DIP)

13.00%	06/03/10	[7]	1,671,042	1,736,840

Lyondell Chemical Co. Roll Up L (DIP)

5.80%	06/03/10	[7]	669,024	715,019

				2,451,859

Transportation — 1.19%

Delta Air Lines, Inc. Term Loan 1st Lien

2.25%	04/30/12	[7]	1,219,848	1,178,374

8.75%	09/27/13	[7]	1,990,000	2,024,327

United Air Lines, Inc.

2.25%	02/01/14	[7]	6,914,455	6,020,513

				9,223,214

Total Bank Loans (Cost $72,625,803)				80,130,883

MORTGAGE-BACKED — 0.05%**

Non-Agency Mortgage-Backed — 0.04%

BHN I Mortgage Fund 2000-1 AF (Argentina)

8.00%	03/31/11	[3,4,8]	2,890	347

Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)

0.76%	08/25/46	[8,9]	28,246,707	310,714

				311,061

U.S. Agency Mortgage-Backed — 0.01%

Fannie Mae 1993-225 SG

26.33%	12/25/13	[2]	50,723	61,933

See accompanying notes to financial statements.

Annual Report March 2010  /  73

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Ginnie Mae 2003-28 LI (IO)

5.50%	02/20/32	$31,307	$1,559

			63,492

Total Mortgage-Backed (Cost $58,023)			374,553

MUNICIPAL BONDS — 1.37%*

California — 0.40%

State of California, School Improvements, G.O., Build America Bonds, Taxable Variable Purpose

7.55%	04/01/39	3,000,000	3,104,610

Pennsylvania — 0.97%

Pennsylvania Economic Development Financing Authority, Electric Light & Power Improvements, Series A Revenue Bonds

6.75%	12/01/36	7,535,000	7,545,700

Total Municipal Bonds (Cost $9,287,161)			10,650,310

Total Bonds – 91.02% (Cost $640,664,631)			706,095,186

Issues		Shares	Value
COMMON STOCK — 0.07%

Communications — 0.07%

SuperMedia, Inc.[6]		12,597	515,217

Total Common Stock (Cost $404,565)			515,217

Issues	Maturity Date	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 9.26%

Commercial Paper — 3.45%

BNP Paribas Finance, Inc.

0.19%[10]	04/27/10	$2,975,000	2,974,592

Credit Agricole North America, Inc.

0.20%[10]	05/03/10	12,705,000	12,702,798

Lloyds Banking Group Plc

0.21%[10]	04/26/10	11,120,000	11,118,378

			26,795,768

Money Market Fund — 5.23%

Dreyfus Cash Advantage Fund

0.11%[11]		5,780,000	5,780,000

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)

Money Market Fund (continued)

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[11]			34,750,000	$34,750,000

				40,530,000

U.S. Treasury Bills — 0.58%

U.S. Treasury Bills

0.09%[10]	05/13/10	[12]	$175,000	174,974

0.14%[10]	05/06/10		4,345,000	4,344,398

				4,519,372

Total Short Term Investments (Cost $71,845,148)				71,845,140

Total Investments – 100.35% (Cost $712,914,344)[1]				778,455,543

Liabilities in Excess of Other Assets – (0.35%)				(2,715,849)

Net Assets – 100.00%				$775,739,694

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS

96	U.S. Treasury Ten Year Note, Expiration June 2010	$916

	Net unrealized appreciation	$916

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [a]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

12/20/12	$–	$150	$248	$248

The Fund pays a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

12/20/12	–	225	(241)	(241)

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	75	(56)	(56)

See accompanying notes to financial statements.

74  /  Annual Report March 2010

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [a]	Appreciation/ Depreciation		Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	$–	$125	$(230	) $	(230)

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

12/20/12	–	450	(7,578)		(7,578)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	–	100	(4,874)		(4,874)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	–	100	(4,874)		(4,874)

The Fund pays a fixed rate equal to 3.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: UBS AG

06/20/13	–	1,000	(86,474)		(86,474)

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

03/20/14	–	140	(1,925)		(1,925)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

03/20/14	–	140	1,578		1,578

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

06/20/14	36,715	1,000	(8,694)		28,021

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.90%, due 07/15/17. Counterparty: Morgan Stanley

09/20/14	65,401	1,000	(44,293)		21,108

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Morgan Stanley

09/20/14	42,230	1,000	(49,392)		(7,162)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	–	200	(14,176)		(14,176)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	14,095	350	5,079		19,174

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	16,740	300	(305)		16,435

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	16,461	295	(300)		16,161

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [a]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the KB Homes, Inc., 5.75%, due 02/01/14. Counterparty: Citigroup, Inc.

09/20/16	$24,553	$350	$15,478	$40,031

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	6,016	170	3,422	9,438

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	7,211	190	3,338	10,549

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	5,802	300	10,854	16,656

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: CS First Boston

09/20/16	11,088	300	5,568	16,656

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	3,919	120	2,743	6,662

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	5,601	1,000	30,691	36,292

	$255,832	$9,080	$(144,413)	$111,419

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $713,475,356 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$69,117,076
Gross unrealized depreciation	(4,136,889)

Net unrealized appreciation	$64,980,187

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $190,145,587 representing 24.51% of total net assets.

[4]	U.S. dollar denominated security issued by foreign domiciled entity.

[5]	Security is currently in default with regards to scheduled interest or principal payments.

[6]	Non-income producing security.

[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

See accompanying notes to financial statements.

Annual Report March 2010 / 75

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2010

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.23%, 07/03/14	$1,793,296	$1,973,001	0.25%
12/19/06	Boston Generating LLC 1st Lien, 2.00%, 12/20/13	5,464,804	5,866,257	0.76%
04/12/07	Carestream Health, Inc. Term Loan, 5.50%, 10/30/13	1,503,843	1,371,375	0.18%
02/06/08	Cebridge 2nd Lien (PIK), 6.25%, 05/05/14	3,945,157	4,013,338	0.52%
01/05/09	Charter Communications, Inc. Term Loan 3rd Lien, 2.75%, 09/06/14	3,944,157	4,583,035	0.59%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.25%, 04/30/12	1,143,727	1,178,374	0.15%
09/29/09	Delta Air Lines, Inc. Term Loan 1st Lien, 8.75%, 09/27/13	1,955,172	2,024,327	0.26%
01/05/09	Dex Media West LLC, 7.50%, 10/24/14	3,791,588	5,130,730	0.66%
01/28/09	First Data Corp. Term Loan B1, 3.00%, 09/24/14	2,148,259	2,630,987	0.34%
06/08/09	Ford Motor Co. Term Loan B 1st Lien, 3.26%, 12/15/13	1,906,389	2,383,884	0.31%
10/09/09	Harrah’s Entertainment, Inc. Term Loan B2, 3.25%, 01/28/15	8,351,835	8,863,052	1.14%
06/22/09	HCA Term Loan A, 1.79%, 11/19/12	1,214,717	1,275,270	0.16%
02/09/09	Kelson 1st Lien, 3.54%, 03/08/13	4,345,154	4,772,633	0.62%
09/16/08	Kelson 2nd Lien (PIK), 6.79%, 03/08/14	5,414,094	5,894,258	0.76%
03/04/09	Lyondell Chemical Co. New Money (DIP), 13.00%, 06/03/10	1,682,110	1,736,840	0.22%
03/05/09	Lyondell Chemical Co. Roll Up L (DIP), 5.80%, 06/03/10	653,185	715,019	0.09%
01/08/09	MACH Gen LLC Term Loan C (PIK), 7.76%, 02/20/15	8,625,162	9,027,128	1.16%
01/09/09	Mediacom LLC Term Loan A, 1.74%, 09/30/12	1,387,881	1,590,458	0.21%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
01/11/10	R.H. Donnelley, Inc.,Term Loan, 9.25%, 10/24/14	$533,723	$542,812	0.07%
01/29/10	SuperMedia, Inc., 11.00%, 12/31/15	2,271,087	2,556,537	0.33%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 4.54%, 12/15/14	1,228,812	1,120,312	0.14%
05/17/07	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	2,142,194	1,904,693	0.25%
06/11/09	TXU Energy Term Loan B1, 3.73%, 10/10/14	1,535,830	1,616,180	0.21%
02/03/09	United Air Lines, Inc., 2.25%, 02/01/14	4,547,277	6,020,513	0.78%
11/30/07	Univision Communications, Inc. 1st Lien Strip, 2.54%, 09/29/14	1,096,350	1,339,870	0.17%

		$72,625,803	$80,130,883	10.33%

[8]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $311,061 which is 0.04% of total net assets.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2010.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2010.

†

Fair valued security. The aggregate value of fair valued securities is $3,091,851 which is 0.40% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for futures. The total market value of collateral pledged is $174,970.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(DIP): Defaulted interest payment

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

See accompanying notes to financial statements.

76 / Annual Report March 2010

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BONDS – 83.21%

ASSET-BACKED SECURITIES — 27.72%**

ABFS Mortgage Loan Trust 2002-2 A7 (STEP)

5.72%	07/15/33		$2,939	$2,912

Aerco Ltd. 2A A3 (United Kingdom)

0.69%	07/15/25	[2,3,4]	3,165,135	1,867,430

Asset Backed Funding Certificates 2007-WMC1 A2B

1.25%	06/25/37	[3]	5,000,000	2,170,859

Asset Backed Securities Corp. Home Equity 2007-HE1 A2

0.30%	12/25/36	[3]	50,578	49,393

Aviation Capital Group Trust 2003-2A B1

3.24%	09/20/33	3,4,†	2,405,222	1,443,090

Centex Home Equity 2006-A AV4

0.50%	06/25/36	[3]	4,300,000	2,227,418

Citicorp Residential Mortgage Securities, Inc. 2007-1 A5 (STEP)

6.05%	03/25/37		1,750,000	1,552,868

Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3

0.43%	03/25/37	[3]	5,000,000	2,178,154

Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 M1

0.65%	03/25/37	[3]	6,500,000	359,437

Conseco Finance 2002-C BF1

8.00%	06/15/32	[3]	3,763,000	3,379,929

Conseco Finance 2002-C BF2

8.00%	06/15/32	[3,4]	1,112,378	572,550

Conseco Finance Securitizations Corp. 2002-1 A

6.68%	12/01/33	[3]	122,783	121,597

Conseco Finance Securitizations Corp. 2002-2 AIO (IO)

8.50%	03/01/33	3,5,†	153,025	3,249

Conseco Financial Corp. 1996-10 M1

7.24%	11/15/28	[3]	2,700,000	2,333,878

Conseco Financial Corp. 1996-8 A6

7.60%	10/15/27	[3]	40,343	41,549

Conseco Financial Corp. 1998-4 A7

6.87%	04/01/30	[3]	730,975	691,718

Conseco Financial Corp. 1999-5 A5

7.86%	03/01/30	[3]	152,717	128,824

Countrywide Asset-Backed Certificates 2007-4 A1A

0.35%	09/25/37	[3]	839,586	805,442

Countrywide Asset-Backed Certificates 2007-4 A2

5.53%	09/25/37		930,000	813,490

Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3

0.40%	05/25/36	[3]	6,900,000	3,708,496

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Crystal River 2005-1A A (Cayman Islands)

0.61%	03/02/46	2,3,4,†	$641,304	$51,293

Deutsche Financial Capital Securitization LLC 1997-I A3

6.75%	09/15/27		69,164	66,230

First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D

0.47%	01/25/38	[3]	6,900,000	3,077,000

GE SeaCo Finance SRL 2004-1A A (Barbados)

0.53%	04/17/19	2,3,4,†	490,000	439,766

GE SeaCo Finance SRL 2005-1A A (Barbados)

0.48%	11/17/20	2,3,4,†	184,167	158,840

Green Tree 2008-MH1 A3

8.97%	04/25/38	[3,4]	2,732,556	2,819,401

Green Tree Home Improvement Loan Trust 1995-C B2

7.60%	07/15/20		42,924	33,539

Green Tree Home Improvement Loan Trust 1995-D B2

7.45%	09/15/25		103,877	74,430

Green Tree Home Improvement Loan Trust 1995-F B2

7.10%	01/15/21		17,821	13,599

Green Tree Recreational Equipment & Consumer Trust 1996-C Certificates

7.65%	10/15/17		9,308	8,142

HSBC Home Equity Loan Trust 2004-1 A

0.59%	09/20/33	[3]	941,153	832,326

HSBC Home Equity Loan Trust 2007-1 M1

0.62%	03/20/36	[3]	1,210,000	738,100

HSBC Home Equity Loan Trust 2007-2 M1

0.55%	07/20/36	3,†	1,950,000	1,170,014

HSBC Home Equity Loan Trust 2007-2 M2

0.61%	07/20/36	3,†	650,000	421,390

IndyMac Manufactured Housing Contract 1997-1 A3

6.61%	02/25/28		804,792	569,070

IndyMac Manufactured Housing Contract 1997-1 A4

6.75%	02/25/28		397,385	282,529

IndyMac Manufactured Housing Contract 1998-1 A4

6.49%	09/25/28		206,897	143,963

IndyMac Manufactured Housing Contract 1998-1 A5

6.96%	09/25/28	[3]	738,917	523,889

IndyMac Manufactured Housing Contract 1998-2 A2

6.17%	12/25/11		154,866	145,331

See accompanying notes to financial statements.

Annual Report March 2010  /  77

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

IndyMac Manufactured Housing Contract 1998-2 A4

6.64%	12/25/27	[3]	$985,693	$928,163

JPMorgan Mortgage Acquisition Corp. 2007-CH5 A3

0.36%	05/25/37	[3]	1,575,000	835,096

Lehman ABS Mortgage Loan Trust 2007-1 2A1

0.34%	06/25/37	[3,4]	139,243	51,925

Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C

0.83%	08/25/35	[3]	1,306,732	969,562

Mid-State Trust 11 B

8.22%	07/15/38		18,475	17,118

Mid-State Trust 2004-1 B

8.90%	08/15/37		1,395,846	1,289,695

Mid-State Trust 6 A4

7.79%	07/01/35		54,128	50,749

Nationstar Home Equity Loan Trust 2007-A AV4

0.48%	03/25/37	[3]	5,000,000	2,338,985

Oakwood Mortgage Investors, Inc. 1998-A A4

6.20%	05/15/28		2,803	2,807

Oakwood Mortgage Investors, Inc. 1998-B A4

6.35%	03/15/17		179,332	175,985

Oakwood Mortgage Investors, Inc. 1999-A A2

5.89%	04/15/29		202,232	191,486

Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)

6.00%	05/15/10	5,†	1,807,582	49,384

Origen Manufactured Housing 2006-A A1

0.38%	11/15/18	[3]	2,659,413	2,530,641

PAMCO CLO 1998-1A B2 (Cayman Islands)

1.60%	05/01/10	2,3,4,5,†	747,941	112,137

Residential Asset Mortgage Products, Inc. 2007-RZ1 A1

0.32%	02/25/37	[3]	48,217	45,795

Residential Asset Securities Corp. 2007-KS2 AI1

0.32%	02/25/37	[3]	64,712	62,173

Specialty Underwriting & Residential Finance 2004-BC4 A2C

0.74%	10/25/35	[3]	2,059,688	1,635,901

Structured Asset Receivables Trust 2005-1A Certificates

0.75%	01/21/15	[3,4]	12,070,575	10,727,723

Structured Asset Securities Corp. 2007-BC3 2A2

0.39%	05/25/47	[3]	1,960,000	1,225,500

Terwin Mortgage Trust 2004-7HE A1

0.80%	07/25/34	[3,4]	122,539	102,357

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Triton Container Finance LLC 2006-1A Note

0.42%	11/26/21	[3,4]	$383,333	$334,219

UCFC Home Equity Loan 1998-D BF1

8.97%	04/15/30	[3]	585	233

Wells Fargo Home Equity Trust 2007-2 M1

0.62%	04/25/37	[3]	5,000,000	27,304

Total Asset-Backed Securities
(Cost $88,214,479)				59,726,073

CORPORATES — 27.19%*

Banking — 6.66%

BAC Capital Trust XV

1.05%	06/01/56	[3]	2,000,000	1,363,382

Chase Capital II B

0.75%	02/01/27	[3]	3,144,000	2,462,632

Chase Capital VI

0.87%	08/01/28	[3]	1,000,000	783,746

Credit Suisse/Guernsey 1 (Switzerland)

0.94%	05/29/49	[2,3]	4,900,000	3,852,625

Deutsche Bank Capital Funding Trust VII

5.63%	01/19/49	[3,4]	1,000,000	845,000

Fleet Capital Trust V

1.26%	12/18/28	[3]	950,000	655,907

GMAC, Inc.

2.45%	12/01/14	[3]	1,538,000	1,356,008

7.25%	03/02/11		1,266,000	1,294,485

Nationsbank Capital Trust III

0.80%	01/15/27	[3]	1,000,000	703,662

Nationsbank Capital Trust IV

8.25%	04/15/27		1,010,000	1,027,675

				14,345,122

Communications — 0.42%

Qwest Corp.

7.88%	09/01/11		850,000	905,250

Electric — 0.47%

KCP&L Greater Missouri Operations Co.

11.88%	07/01/12		876,000	1,020,009

Energy — 2.80%

Dynegy Roseton/Danskammer Pass-Through Trust A

7.27%	11/08/10		107,711	108,115

Sabine Pass LNG LP

7.25%	11/30/13		3,930,000	3,713,850

Southern Union Co.

7.20%	11/01/66	[3]	1,000,000	927,500

Valero Energy Corp.

10.50%	03/15/39		1,000,000	1,287,752

				6,037,217

See accompanying notes to financial statements.

78  /  Annual Report March 2010

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Finance — 6.73%

Astoria Depositor Corp.

8.14%	05/01/21	[4]	$1,200,000	$1,170,750

Barnett Capital III

0.87%	02/01/27	[3]	1,000,000	690,573

Citigroup, Inc.

0.80%	08/25/36	[3]	2,350,000	1,425,980

General Electric Capital Corp. (MTN)

0.63%	05/05/26	[3]	2,319,000	1,908,961

Goldman Sachs Group, Inc. (The)

0.43%	02/06/12	[3]	750,000	746,357

0.75%	01/12/15	[3]	750,000	734,254

1.05%	12/05/11	[3]	1,775,000	1,800,697

JPMorgan Chase Capital XXIII

1.25%	05/15/47	[3]	200,000	151,370

Morgan Stanley (MTN)

0.70%	10/18/16	[3]	4,050,000	3,702,772

Prudential Holdings LLC

8.70%	12/18/23	[4]	1,000,000	1,176,405

Raymond James Financial, Inc.

8.60%	08/15/19		860,000	984,510

				14,492,629

Health Care — 0.47%

CHS/Community Health Systems, Inc.

8.88%	07/15/15		985,000	1,021,938

Insurance — 0.43%

Farmers Exchange Capital

7.05%	07/15/28	[4]	1,000,000	923,188

Materials — 0.66%

Noranda Aluminium Holding Corp. (PIK)

7.02%	11/15/14		1,983,476	1,418,185

Real Estate Investment Trust (REIT) — 1.07%

HCP, Inc.

7.07%	06/08/15		500,000	536,192

HRPT Properties Trust

0.86%	03/16/11	[3]	750,000	738,284

Shurgard Storage Centers LLC

7.75%	02/22/11		1,000,000	1,038,042

				2,312,518

Transportation — 7.48%

American Airlines Pass-Through Trust 2001-02

6.98%	04/01/11		28,668	28,812

American Airlines Pass-Through Trust 2009-1A

10.38%	07/02/19		993,113	1,147,045

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Transportation (continued)

Continental Airlines Pass-Through Trust 1997-1 A

7.46%	04/01/15		$2,638,573	$2,605,591

Continental Airlines Pass-Through Trust 2007-1 A

5.98%	04/19/22		2,950,000	2,912,181

Continental Airlines Pass-Through Trust 2007-1 B

6.90%	04/19/22		2,650,000	2,411,500

Delta Air Lines, Inc.

9.50%	09/15/14	[4]	700,000	735,000

Delta Air Lines, Inc. 2001 A2

7.11%	09/18/11		3,070,000	3,208,150

JetBlue Airways Pass-Through Trust 2004-2 G1

0.63%	08/15/16	[3]	1,103,621	874,730

Northwest Airlines, Inc. 2001 1A-2

6.84%	04/01/11		1,200,000	1,209,000

UAL Pass-Through Trust 2009-1

10.40%	11/01/16		900,000	974,250

				16,106,259

Total Corporates
(Cost $51,562,980)				58,582,315

BANK LOANS — 6.24%*

Consumer Discretionary — 1.18%

Tribune 1st Lien Term Loan B

0.00%	06/04/14	[6,7,8]	3,969,987	2,537,485

Electric — 1.56%

Boston Generating LLC 1st Lien

2.00%	12/20/13	[6]	2,924,017	2,471,710

TPF Generation Holdings LLC 2nd Lien

4.54%	12/15/14	[6]	1,000,000	896,250

				3,367,960

Finance — 1.61%

Kelson 1st Lien

3.54%	03/08/13	[6]	3,539,368	3,462,497

Health Care — 0.95%

Carestream Health, Inc. Term Loan

5.50%	10/30/13	[6]	2,250,000	2,057,062

Insurance — 0.46%

Asurion Corp. Term Loan

3.23%	07/03/14	[6]	995,000	986,501

See accompanying notes to financial statements.

Annual Report March 2010  /  79

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)

Transportation — 0.48%

United Air Lines, Inc.

2.25%	02/01/14	[6]	$1,184,713	$1,031,546

Total Bank Loans

(Cost $14,519,851)				13,443,051

MORTGAGE-BACKED — 21.03%**

Commercial Mortgage-Backed — 1.48%

Bayview Commercial Asset Trust 2007-1 A1

0.47%	03/25/37	[3,4]	4,369,893	3,190,022

Non-Agency Mortgage-Backed — 4.20%

Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)

8.00%	05/31/10	[2,4,5]	459,586	45,959

BHN I Mortgage Fund 2000-1 AF (Argentina)

8.00%	03/31/11	[2,4,5]	110	13

Lehman XS Trust 2007-12N 1A3A

0.45%	07/25/47	[3]	14,120,000	3,812,400

Morgan Stanley Mortgage Loan Trust 2006-7 5A2

5.96%	06/25/36	[3]	3,500,000	2,060,074

Opteum Mortgage Acceptance Corp. 2005-5 2A1B

5.64%	12/25/35	[3]	957,294	788,261

Washington Mutual Mortgage Pass-Through Certificates 2006-AR9 1XPP (IO)

0.76%	08/25/46	[5,9]	209,081,014	2,299,891

Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A

7.00%	04/25/33		53,514	53,542

				9,060,140

U.S. Agency Mortgage-Backed — 15.35%

Fannie Mae 1993-80 S

10.53%	05/25/23	[3]	16,543	18,154

Fannie Mae 2000-45 SA (IO)

7.71%	12/18/30	[3]	2,591,139	420,867

Fannie Mae 2001-42 SB

8.50%	09/25/31	[3]	2,319	2,582

Fannie Mae 2003-107 SQ (IO)

7.40%	05/25/33	[3]	191,087	6,275

Fannie Mae 2003-124 IO (IO)

5.25%	03/25/31		149,731	13,184

Fannie Mae 2003-124 TS

9.80%	01/25/34	[3]	40,529	47,710

Fannie Mae 2003-37 IG (IO)

5.50%	05/25/32		1,022,115	122,702

Fannie Mae 2003-85 IP (IO)

5.50%	12/25/28		24,638	300

Fannie Mae 2005-47 SL

7.50%	06/25/35	[3]	364,143	355,877

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)

Fannie Mae 2005-92 US (IO)

5.85%	10/25/25	[3]	$11,730,911	$1,023,168

Fannie Mae 2008-50 SA (IO)

5.80%	11/25/36	[3]	11,085,705	1,167,688

Freddie Mac 1602 SN

10.09%	10/15/23	[3]	14,590	18,832

Freddie Mac 2527 TI (IO)

6.00%	02/15/32		323,185	19,125

Freddie Mac 2561 BX (IO)

5.00%	05/15/17		843,757	40,711

Freddie Mac 2596 IJ (IO)

5.00%	01/15/17		197,320	2,814

Freddie Mac 2642 BW (IO)

5.00%	06/15/23		125,369	17,134

Freddie Mac 2657 LX (IO)

6.00%	05/15/18		633,622	71,706

Freddie Mac 2764 CT

7.50%	03/15/34	[3]	176,250	171,196

Freddie Mac 2764 SH

7.50%	03/15/34	[3]	178,654	177,594

Freddie Mac 2827 JT

8.50%	12/15/32	[3]	58,312	60,418

Freddie Mac 2856 ST

7.00%	09/15/23	[3]	231,143	233,054

Freddie Mac 3242 SA (IO)

6.12%	11/15/36	[3]	40,207,020	4,157,808

Freddie Mac 3247 SI (IO)

0.15%	08/15/36	[3]	98,049,662	262,175

Freddie Mac 3260 AS (IO)

6.15%	01/15/37	[3]	44,848,243	3,553,210

Freddie Mac 3280 SI (IO)

6.21%	02/15/37	[3]	27,739,951	2,967,035

Freddie Mac 3289 SD (IO)

5.89%	03/15/37	[3]	15,720,152	1,391,903

Ginnie Mae 2001-31 SJ

27.16%	02/20/31	[3]	81,862	114,042

Ginnie Mae 2003-28 LI (IO)

5.50%	02/20/32		86,877	4,326

Ginnie Mae 2004-8 SE

13.81%	11/26/23	[3]	370,952	420,789

Ginnie Mae GNSF (TBA)

5.00%	04/15/40		15,600,000	16,208,157

				33,070,536

Total Mortgage-Backed
(Cost $35,540,260)				45,320,698

See accompanying notes to financial statements.

80  /  Annual Report March 2010

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 1.03%

U.S. Agency Securities — 1.03%

Freddie Mac

0.37%	02/03/12	[3]	$2,215,000	$2,218,413

Total U.S. Agency Securities

(Cost $2,215,000)				2,218,413

Total Bonds – 83.21%

(Cost $192,052,570)				179,290,550

Issues	Maturity Date		Shares	Value
PREFERRED STOCK — 0.69%

Automotive — 0.10%

Corts Trust for Ford Motor Co.

8.00%	07/16/31		700	16,576

Preferred Plus Trust Ford Motor Co.

8.25%	07/16/31		8,100	191,970

				208,546

Communications — 0.59%

Corts Trust for US West Communications

7.50%	11/15/43		7,118	165,707

Preferred Plus Trust Citizens Communications Co.

8.38%	10/01/46		12,100	291,247

Preferred Plus Trust Qwest Capital Funding

7.75%	02/15/31		9,650	214,616

8.00%	02/15/31		19,500	448,500

Preferred Plus Trust Verizon Global Funding Corp.

7.63%	12/01/30		6,100	157,746

				1,277,816

Finance — 0.00%

Terwin Mortgage Trust 2005-P1 A

0.00%[5,6]			570	1

Total Preferred Stock

(Cost $1,490,574)				1,486,363

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 41.81%

Commercial Paper — 5.05%

BNP Paribas Finance, Inc.

0.19%[10]	04/27/10		$3,780,000	3,779,481

Credit Agricole North America, Inc.

0.20%[10]	05/03/10		3,780,000	3,779,345

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS (continued)

Commercial Paper (continued)

Lloyds Banking Group Plc

0.21%[10]	04/26/10		$3,325,000	$3,324,515

				10,883,341

Money Market Fund — 26.13%

Dreyfus Cash Advantage Fund

0.11%[11]			6,310,000	6,310,000

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[11]			9,747,000	9,747,000

Goldman Sachs Financial Square Funds - Prime Obligations Fund

0.05%[11,12]			40,253,000	40,253,000

				56,310,000

U.S. Agency Discount Notes — 0.89%

Freddie Mac

0.11%[10]	05/04/10		$1,915,000	1,914,842

U.S. Treasury Bills — 9.74%

U.S. Treasury Bills

0.09%[10]	05/13/10	[13]	90,000	89,987

0.11%[10]	05/06/10		20,905,000	20,902,775

				20,992,762

Total Short Term Investments
(Cost $90,100,914)				90,100,945

Total Investments – 125.71%

(Cost $283,644,058)[1]				270,877,858

Liabilities in Excess of Other Assets – (25.71)%				(55,402,354)

NET ASSETS – 100.00%				$215,475,504

See accompanying notes to financial statements.

Annual Report March 2010  /  81

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: SHORT POSITIONS

12	Euro Dollar Ninety Day, Expiration September 2010	$(31,030)

12	Euro Dollar Ninety Day, Expiration December 2010	(34,455)

12	Euro Dollar Ninety Day, Expiration March 2011	(35,155)

12	Euro Dollar Ninety Day, Expiration June 2011	(34,855)

12	Euro Dollar Ninety Day, Expiration September 2011	(33,767)

7	Euro Dollar Ninety Day, Expiration December 2011	(20,629)

7	Euro Dollar Ninety Day, Expiration March 2012	(19,068)

7	Euro Dollar Ninety Day, Expiration June 2012	(17,493)

	Net unrealized depreciation	$(226,452)

Expiration Date	Notional Amount (000’s)	Appreciation/ Depreciation	Value
SWAPS: INTEREST RATE

Six month forward rate swap based upon the spread between the CMM30-FNMA rate and 10 year CMS rate plus 0.49%. The Fund receives an amount equal to the difference between the CMM30-FNMA rate minus the 10 year CMS rate plus 0.49% times the notional amount if positive. The Fund owes a comparable amount if negative. Counterparty: Goldman Sachs Group, Inc. (The)

05/27/10	$1,500	$25,011	$25,011

The Fund pays a fixed rate equal to 4.10% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Citigroup, Inc.

10/24/38	2,025	98,631	98,631

	$3,525	$123,642	$123,642

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Depot, Inc., 3.75%, due 09/15/09. Counterparty: Morgan Stanley

09/20/12	$–	$2,500	$(10,409)	$(10,409)

The Fund pays a fixed rate equal to 0.46% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Nordstrom, Inc., 6.95%, due 03/15/28. Counterparty: Goldman Sachs Group, Inc. (The)

12/20/12	–	700	1,157	1,157

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	–	300	(224)	(224)

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Lowe’s Cos., Inc., 8.25%, due 06/01/10. Counterparty: Citigroup, Inc.

12/20/12	$–	$750	$(1,379)	$(1,379)

The Fund pays a fixed rate equal to 1.68% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Limited Brands, Inc., 6.13%, due 12/01/12. Counterparty: UBS AG

12/20/12	–	1,000	(16,840)	(16,840)

The Fund pays a fixed rate equal to 3.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	700	(53,142)	(53,142)

The Fund pays a fixed rate equal to 3.65% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Centex Corp., 5.25%, due 06/15/15. Counterparty: Merrill Lynch & Co., Inc.

12/20/12	–	475	(37,220)	(37,220)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG

03/20/13	–	300	(14,623)	(14,623)

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley

03/20/13	–	300	(14,623)	(14,623)

The Fund pays a fixed rate equal to 0.82% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Arrow Electronics, Inc., 6.88%, due 06/01/18. Counterparty: Citigroup, Inc.

03/20/14	–	345	3,888	3,888

The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Hewlett Packard Co., 5.40%, due 03/01/17. Counterparty: Citigroup, Inc.

03/20/14	–	345	(4,744)	(4,744)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Deutsche Bank AG

12/20/14	(1,912)	635	(8,339)	(10,251)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Kohl’s Corp., 6.25%, due 12/15/17. Counterparty: Morgan Stanley

12/20/14	(2,204)	640	(8,128)	(10,332)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston

12/20/14	(9,755)	640	(9,834)	(19,589)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG

12/20/14	(9,679)	635	(9,757)	(19,436)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	–	600	(42,528)	(42,528)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	6,846	170	2,467	9,313

See accompanying notes to financial statements.

82 / Annual Report March 2010

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	$7,254	$130	$(132)	$7,122

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	7,254	130	(132)	7,122

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the KB Homes, Inc., 5.75%, due 02/01/14. Counterparty: Citigroup, Inc.

09/20/16	11,926	170	7,517	19,443

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	1,592	45	906	2,498

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	15,473	800	28,943	44,416

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	68,583	2,100	48,010	116,593

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston

09/20/16	14,002	2,500	76,728	90,730

	$109,380	$16,910	$(62,438)	$46,942

Expiration Date	Credit Rating [a]	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$–	$460	$20,455	$20,455

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Depreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	$(1,610,699)	$3,000	$(279,040)	$(1,889,739)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Goldman Sachs Group, Inc. (The)

08/25/37	(2,342,116)	4,800	(681,467)	(3,023,583)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Depreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	$(556,408)	$1,160	$(174,291)	$(730,699)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: Morgan Stanley

08/25/37	(1,024,676)	2,100	(298,141)	(1,322,817)

The Fund receives a fixed rate equal to 0.09% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-1, due 08/25/37. Counterparty: CS First Boston

08/25/37	(961,506)	5,890	(2,748,682)	(3,710,188)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	(2,631,524)	5,000	(519,805)	(3,151,329)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: CS First Boston

01/25/38	(2,764,285)	5,300	(576,124)	(3,340,409)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Royal Bank of Scotland Group Plc

01/25/38	(1,630,918)	3,200	(385,933)	(2,016,851)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc. (The)

01/25/38	(1,656,401)	3,250	(391,963)	(2,048,364)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 07-2, due 01/25/38. Counterparty: Morgan Stanley

01/25/38	(1,034,179)	2,400	(478,459)	(1,512,638)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Bank of America Corp.

05/25/46	(2,907,693)	3,718	(307,499)	(3,215,192)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(3,634,616)	4,647	(384,374)	(4,018,990)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: CS First Boston

05/25/46	(2,808,911)	3,625	(325,901)	(3,134,812)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Royal Bank of Scotland Group Plc

05/25/46	(2,471,539)	3,160	(261,374)	(2,732,913)

The Fund receives a fixed rate equal to 0.17% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AA 06-2, due 05/25/46. Counterparty: Goldman Sachs Group, Inc. (The)

05/25/46	(2,029,141)	2,602	(221,493)	(2,250,634)

See accompanying notes to financial statements.

Annual Report March 2010 / 83

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [b]	Depreciation	Value [c]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.11% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the ABX-HE-AAA 06-2, due 05/25/46. Counterparty: Citigroup, Inc.

05/25/46	$(393,723)	$1,085	$(145,716)	$(539,439)

	$(30,458,335)	$54,937	$(8,180,262)	$(38,638,597)

[a]	Using Standard & Poor’s rating of the issuer.

[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $284,300,372 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$13,707,391
Gross unrealized depreciation	(27,129,905)

Net unrealized depreciation	$(13,422,514)

[2]	U.S. dollar denominated security issued by foreign domiciled entity.

[3]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $26,767,068 representing 12.42% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $2,510,634 which is 1.17% of total net assets.

[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.23%, 07/03/14	$988,929	$986,501	0.46%
12/19/06	Boston Generating LLC 1st Lien, 2.00%, 12/20/13	2,924,017	2,471,710	1.15%
04/12/07	Carestream Health, Inc. Term Loan, 5.50%, 10/30/13	2,261,529	2,057,062	0.95%
04/16/08	Kelson 1st Lien, 3.54%, 03/08/13	3,315,482	3,462,497	1.61%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%	2,893	1	0.00%
12/21/06	TPF Generation Holdings LLC 2nd Lien, 4.54%, 12/15/14	1,000,000	896,250	0.41%
05/17/07	Tribune 1st Lien Term Loan B, 0.00%, 06/04/14	2,845,181	2,537,485	1.18%
02/01/07	United Air Lines, Inc., 2.25%, 02/01/14	1,184,713	1,031,546	0.48%

		$14,522,744	$13,443,052	6.24%

[7]	Security is currently in default with regards to scheduled interest or principal payments.

[8]	Non-income producing security.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2010.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2010.

†

Fair valued security. The aggregate value of fair valued securities is $3,849,163 which is 1.79% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

[12]	Securities, or a portion there of, pledged as collateral for swaps. The total market value of collateral pledged is $40,253,000.

[13]	Securities, or a portion there of, pledged as collateral for futures. The total market value of collateral pledged is $89,985.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to financial statements.

84 / Annual Report March 2010

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

BONDS – 68.80%

ASSET-BACKED SECURITIES — 28.83%**

ACE Securities Corp. 2004-FM1 B1A

5.50%	09/25/33	[2]	$17,188	$3,076

ACE Securities Corp. 2006-SL1 A

0.41%	09/25/35	[2]	363,498	74,766

Aerco Ltd. 2A A4 (United Kingdom)

0.75%	07/15/25	2,3,4,†	15,786	14,839

Asset Backed Securities Corp. Home Equity 2005-HE6 A2D

0.53%	07/25/35	[2]	11,776	11,703

Aviation Capital Group Trust 2003-2A B1

3.24%	09/20/33	2,4,†	73,667	44,199

Aviation Capital Group Trust 2003-2A G2

1.04%	09/20/33	2,4,†	61,358	42,950

Castle Trust 2003-1AW A1

0.98%	05/15/27	2,4,†	99,475	71,620

Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M2

2.40%	07/25/37	[2]	114,000	5,360

Conseco Finance Home Loan Trust 2000-E M1

8.13%	08/15/31	[2]	34,884	32,835

Conseco Financial Corp. 1997-4 A5

6.88%	02/15/29		76,956	80,945

Countrywide Asset-Backed Certificates 2004-1 2A

0.49%	04/25/34	[2]	5,852	4,709

Credit-Based Asset Servicing and Securitization LLC 2003-CB1 AF (STEP)

3.95%	01/25/33		93,646	81,612

First Franklin Mortgage Loan Asset Backed Certificates 2006-FF12 A2

0.29%	09/25/36	[2]	4,429	4,395

GE Mortgage Services LLC 1998-HE1 A7

6.47%	06/25/28		2,231	2,180

Green Tree Home Improvement Loan Trust 1995-C B2

7.60%	07/15/20		28,566	22,321

Green Tree Home Improvement Loan Trust 1995-F B2

7.10%	01/15/21		78,090	59,587

Green Tree Home Improvement Loan Trust 1996-B A

6.45%	10/15/15		3,671	3,669

Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates

7.24%	12/15/22		31,470	22,383

GSAMP Trust 2007-HE2 A2A

0.35%	03/25/47	[2]	153,749	139,252

HSBC Home Equity Loan Trust 2007-1 M1

0.62%	03/20/36	[2]	550,000	335,500

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

IndyMac Home Equity Loan Asset Backed Trust 2002-A M1

1.37%	05/25/33	[2]	$470,335	$273,026

IndyMac Manufactured Housing Contract 1997-1 A4

6.75%	02/25/28		208,784	148,439

Lehman XS Trust 2006-2N 1A1

0.51%	02/25/46	[2]	81,706	42,059

Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D

0.50%	06/25/37	[2]	100,000	39,471

Merrill Lynch First Franklin Mortgage Loan Trust 2007-4 2A4

0.50%	07/25/37	[2]	30,000	10,854

Nationstar Home Equity Loan Trust 2007-B 2AV4

0.57%	04/25/37	[2]	205,000	87,928

Option One Mortgage Loan Trust 2002-1 A

0.83%	02/25/32	[2]	155,942	102,304

Option One Mortgage Loan Trust 2003-2 A2

0.85%	04/25/33	[2]	105,874	87,381

Option One Mortgage Loan Trust 2003-5 A2

0.89%	08/25/33	[2]	71,310	57,207

Residential Asset Mortgage Products, Inc. 2003-RS1 AII

1.03%	02/25/33	[2]	51,878	26,746

Residential Asset Securities Corp. 2003-KS3 A2

0.85%	05/25/33	[2]	35,062	19,927

Residential Asset Securities Corp. 2007-KS4 A2

0.43%	05/25/37	[2]	100,000	64,428

Resmae Mortgage Loan Trust 2006-1 A1B

0.52%	02/25/36	[2,4]	263,851	45,462

SACO I, Inc. 2005-2 A

0.45%	04/25/35	[2,4]	3,541	1,466

Saxon Asset Securities Trust 2004-1 M1

1.04%	03/25/35	[2]	252,720	169,074

Soundview Home Equity Loan Trust 2007-OPT1 2A1

0.33%	06/25/37	[2]	122,870	103,221

Structured Asset Receivables Trust 2005-1A Certificates

0.75%	01/21/15	[2,4]	564,739	501,912

Terwin Mortgage Trust 2004-13AL 2PX (IO)

0.34%	08/25/34	[4,5]	12,631,128	104,389

Terwin Mortgage Trust 2005-7SL A1

0.52%	07/25/35	[2,4]	10,862	10,695

UCFC Home Equity Loan 1998-D MF1

6.91%	04/15/30		260,545	228,782

Total Asset-Backed Securities

(Cost $4,476,726)				3,182,672

See accompanying notes to financial statements.

Annual Report March 2010 / 85

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

CORPORATES — 18.61%*

Banking — 6.61%

Chase Capital II B

0.75%	02/01/27	[2]	$650,000	$509,132

Credit Suisse/Guernsey 1 (Switzerland)

0.94%	05/29/49	[2,3]	280,000	220,150

				729,282

Electric — 1.24%

KCP&L Greater Missouri Operations Co.

11.88%	07/01/12		80,000	93,151

W3A Funding Corp.

8.09%	01/02/17		43,321	43,620

				136,771

Finance — 9.01%

Citigroup, Inc.

1.95%	05/15/18	[2]	305,000	287,605

General Electric Capital Corp. (MTN)

0.63%	05/05/26	[2]	325,000	267,535

MBNA Capital A

8.28%	12/01/26		100,000	101,500

MBNA Capital B

1.05%	02/01/27	[2]	175,000	120,762

Prudential Holdings LLC (AGM)

1.14%	12/18/17	[2,4]	100,000	84,848

Woodbourne Capital Trust I

2.73%	04/08/49	[2,4,5]	150,000	33,000

Woodbourne Capital Trust II

2.73%	04/08/49	[2,4,5]	150,000	33,000

Woodbourne Capital Trust III

2.73%	04/08/49	[2,4,5]	150,000	33,000

Woodbourne Capital Trust IV

2.73%	04/08/49	[2,4,5]	150,000	33,000

				994,250

Transportation — 1.75%

Continental Airlines Pass-Through Trust 1997-4 A

6.90%	01/02/18		173,671	174,974

Continental Airlines Pass-Through Trust 2002-1 G1

0.70%	08/15/11	2,†	19,510	18,729

				193,703

Total Corporates

(Cost $2,375,046)				2,054,006

BANK LOANS — 1.52%*

Transportation — 1.52%

United Air Lines, Inc.

2.25%	02/01/14	[6]	192,222	167,371

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 19.84%**

Commercial Mortgage-Backed — 0.43%

Bayview Commercial Asset Trust 2004-3 A1

0.62%	01/25/35	[2,4]	$65,674	$47,648

Non-Agency Mortgage-Backed — 15.22%

American Home Mortgage Investment Trust 2007-2 11A1

0.48%	03/25/47	[2]	109,012	57,476

Banc of America Mortgage Securities, Inc. 2003-A 2A2

3.62%	02/25/33	[2]	9,886	8,366

Countrywide Alternative Loan Trust 2005-16 A5

0.53%	06/25/35	[2]	170,618	50,505

Countrywide Alternative Loan Trust 2005-27 3A2

1.56%	08/25/35	[2]	101,694	50,301

Countrywide Alternative Loan Trust 2005-61 2A1

0.53%	12/25/35	[2]	611,093	398,101

CS First Boston Mortgage Securities Corp. 1997-2 A

7.50%	06/25/20	[4]	11,484	10,445

Deutsche Bank Alternate Loan Trust 2006-AR6 A3

0.34%	02/25/37	[2]	8,598	8,437

Downey Savings & Loan Association

Mortgage Loan Trust 2004-AR1 A2A

0.65%	09/19/44	[2]	64,760	40,506

Downey Savings & Loan Association

Mortgage Loan Trust 2004-AR3 2A2A

0.61%	07/19/44	[2]	17,782	10,762

First Horizon Asset Securities, Inc. 2003-AR1 2A1

2.79%	03/25/33	[2]	16,620	14,915

Harborview Mortgage Loan Trust 2004-8 2A4A

0.64%	11/19/34	[2]	90,364	55,491

Harborview Mortgage Loan Trust 2005-11 2A1A

0.55%	08/19/45	[2]	170,139	107,871

IndyMac Index Mortgage Loan Trust 2004-AR12 A1

0.64%	12/25/34	2,†	229,120	132,885

Indymac Index Mortgage Loan Trust 2004-AR5 2A1A

1.11%	08/25/34	[2]	31,103	18,807

IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B

1.03%	10/25/36	[2]	121,848	69,982

IndyMac Index Mortgage Loan Trust 2005-AR2 2A2A

0.59%	02/25/35	[2]	99,376	58,121

See accompanying notes to financial statements.

86 / Annual Report March 2010

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2010

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)

IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A

0.47%	04/25/46	[2]	$129,182	$67,504
Residential Asset Mortgage Products, Inc. 2003-SL1 A11

7.13%	03/25/16		153,111	151,775
Residential Asset Mortgage Products, Inc. 2003-SL1 A41

8.00%	04/25/31		43,337	42,606

Residential Asset Mortgage Products, Inc. 2004-SL1 A2

8.50%	11/25/31		18,609	18,112

Structured Asset Mortgage Investments, Inc. 2006-AR5 1A1

0.46%	05/25/46	[2]	136,085	65,381

Structured Asset Securities Corp. 2003-15A 2A1

2.81%	04/25/33	[2]	78,956	60,468

Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A

1.87%	06/25/42	[2]	17,128	13,346

Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A

7.00%	04/25/33		167,697	167,786

				1,679,949

U.S. Agency Mortgage-Backed — 4.19%

Fannie Mae 1997-91 SL (IO)

7.50%	11/25/23	[2]	295,447	49,128

Fannie Mae 2003-37 IG (IO)

5.50%	05/25/32		249,296	29,927

Fannie Mae 2003-62 IG (IO)

5.00%	10/25/31		1,000,000	176,790

Fannie Mae G-36 ZB

7.00%	11/25/21		3,212	3,505

Fannie Mae Pool 646884

2.17%	05/01/32	[2,7]	81,422	83,048

Fannie Mae Pool 802665

3.74%	12/01/34	[2]	19,040	19,222

Freddie Mac 2 L

8.00%	11/25/22		24,512	27,515

Freddie Mac Non Gold Pool 781908

2.79%	09/01/34	[2]	72,031	73,615

				462,750

Total Mortgage-Backed
(Cost $2,195,138)				2,190,347

Total Bonds – 68.80%
(Cost $9,239,132)				7,594,396

Issues	Maturity Date		Shares/ Principal Amount	Value

SHORT TERM INVESTMENTS — 24.08%

Commercial Paper — 3.76%

Lloyds Banking Group Plc

0.21%[8]	04/26/10		$415,000	$414,939

Money Market Fund — 9.82%

BlackRock Liquidity Funds TempFund Portfolio

0.12%			542,000	542,000

Fidelity Institutional Money Market Funds - Prime Money Market Portfolio

0.14%[9]			542,000	542,000

				1,084,000

U.S. Treasury Bills — 10.50%

U.S. Treasury Bills

0.09%[8]	05/13/10	[10]	$640,000	639,903

0.10%[8]	05/13/10		55,000	54,992

0.14%[8]	05/06/10	[10]	465,000	464,936

				1,159,831

Total Short Term Investments

(Cost $2,658,804)				2,658,770

Total Investments – 92.88%

(Cost $11,897,936)[1]				10,253,166

Cash and Other Assets, Less Liabilities – 7.12%				785,524

Net Assets – 100.00%				$11,038,690

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
4	S&P 500 E Mini Index
	Expiration June 2010	$(438)
36	S&P 500 Index,
	Expiration June 2010	349,027

	Net unrealized appreciation	$348,589

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG

03/20/14	$—	$ 25	$ (1,428)	$ (1,428)

The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.

03/20/15	—	150	(10,632)	(10,632)

See accompanying notes to financial statements.

Annual Report March 2010 / 87

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2010

Expiration Date	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation/ Depreciation	Value

SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the KB Homes, Inc., 5.75%, due 02/01/14. Counterparty: Citigroup, Inc.

09/20/16	$3,157	$45	$1,990	$5,147

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	3,539	100	2,013	5,552

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Pulte Homes, Inc., 5.25%, due 01/15/14. Counterparty: Deutsche Bank AG

09/20/16	1,547	80	2,895	4,442

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.

09/20/16	1,812	45	653	2,465

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG

09/20/16	2,232	40	(41)	2,191

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc. (The)

09/20/16	2,232	40	(41)	2,191

	$14,519	$525	$(4,591)	$9,928

Expiration Date	Credit Rating [a]	Premiums Paid/ Received	Notional Amount (000’s) [b]	Appreciation	Value [c]

SWAPS: CREDIT DEFAULT (WRITTEN) - SINGLE ISSUES

The Fund receives a fixed rate equal to 6.55% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the General Electric Capital Corp., 5.63%, due 09/15/17. Counterparty: CS First Boston

12/20/10	AAA	$–	$510	$22,678	$22,678

The Fund receives a fixed rate equal to 4.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the Berkshire Hathaway, Inc., 4.63%, due 10/15/13. Counterparty: Barclays Capital, Inc.
03/20/11	AAA	–	400	14,327	14,327

		$–	$910	$37,005	$37,005

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA (Financial Security Assurance, Inc.))

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

[a]	Using Standard & Poor’s rating of the issuer.

[b]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[c]

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $11,954,462 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$340,533
Gross unrealized depreciation	(2,041,829)

Net unrealized depreciation	$(1,701,296)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2010.

[3]	U.S. dollar denominated security issued by foreign domiciled entity.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2010 was $1,112,473 representing 10.08% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $236,389 which is 2.14% of total net assets.

[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/01/07	United Air Lines, Inc., 2.25%, 02/01/14	$192,222	$167,371	1.52%

[7]	Securities, or a portion there of, pledged as collateral for swaps. The total market value of collateral pledged is $33,901.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2010.

[10]	Securities, or a portion there of, pledged as collateral for futures. The total market value of collateral pledged is $889,857.

†

Fair valued security. The aggregate value of fair valued securities is $325,222 which is 2.95% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure does not necessarily indicate the treatment of those securities under ASC 820, as discussed in the Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to financial statements.

88   /  Annual Report March 2010

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2010

Assets:	Ultra Short Bond Fund	Low Duration Bond Fund

Investments, at value (Cost $118,424,068, $1,674,335,215, $206,714,140, $8,626,250,309, $712,914,344, $283,644,058, and $11,897,936, respectively) (Note 2)	$109,189,339	$1,545,992,275
Cash and cash equivalents (Note 2)	22,049	238,151
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	734,851
Unrealized appreciation on swap contracts	151,139	2,419,799
Dividends and interest receivable	295,783	8,953,559
Due from Adviser (Note 6)	20,226	–
Receivable for securities sold	1,258,197	27,659,076
Receivables from Lehman Brothers, at value (Cost $841,064, $1,484,777, $0, $6,546,493, $210,500, $399,950, and $0, respectively) (Note 3)	187,000	330,000
Receivable for capital stock sold	260,863	5,944,306
Receivable for daily variation margin on futures contracts (Note 3)	–	313,500
Other assets	14,140	37,860

Total Assets	111,398,736	1,592,623,377

Liabilities:
Unrealized depreciation on swap contracts	946,806	11,815,073
Premiums received for swap contracts	7,756,050	49,637,431
Payable for securities purchased	455,457	14,713,871
Payable for capital stock redeemed	267,909	5,324,308
Payable for daily variation margin on futures contracts (Note 3)	–	–
Distributions payable	5,964	270,185
Advisory fees payable (Note 6)	36,684	387,850
Audit fees payable	47,325	78,010
Accrued trustees fees and expenses	7,096	49,671
Accrued distribution (12b-1) and service fees payable	2,903	164,540
Accrued other expenses	21,877	254,939

Total liabilities	9,548,071	82,695,878

Net assets	$101,850,665	$1,509,927,499

Class M Shares:
Net assets (Applicable to 5,455,703, 125,740,926, 4,405,566, 457,204,615, 50,340,590, 6,430,444, and 2,909,404, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$22,020,421	$1,032,665,814

Net asset value, offering and redemption price per Class M share	$4.04	$8.21

Class I Shares:
Net assets (Applicable to 19,750,261, 57,970,290, 15,968,289, 372,615,691, 24,228,997, 22,508,860, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$79,830,244	$476,233,038

Net asset value, offering and redemption price per Class I share	$4.04	$8.22

Administrative Class:
Net assets (Applicable to 0, 96,978, 0, 117,394, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,028,647

Net asset value, offering and redemption price per Administrative Class share	N/A	$10.61

Net Assets Consist of:
Capital paid-in (Note 8)	$155,716,599	$1,817,894,462
Accumulated undistributed net investment income/(loss)	2	1,270
Accumulated undistributed net realized gain/(loss) on investments, futures contracts and swap contracts	(43,181,476)	(169,136,070)
Net unrealized appreciation/(depreciation) on investments	(9,888,793)	(129,497,717)
Net unrealized appreciation/(depreciation) on futures contracts and swap contracts	(795,667)	(9,334,446)

	$101,850,665	$1,509,927,499

See accompanying notes to financial statements.

90  /  Annual Report March 2010

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2010

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund

$212,777,221	$9,057,857,939	$778,455,543	$270,877,858	$10,253,166
33,659	683,842	166,163	60,116	71,078
–	–	2,819	1,478,325	–
1,878,752	51,937,327	255,832	132,930	14,519
244,635	22,145,395	78,999	313,713	44,556
1,376,936	63,123,603	13,824,429	1,585,766	172,440
18,597	8,912	92,140	–	–
181,891	1,002,736,803	615,647	–	1,672,663

–	1,455,300	46,310	87,989	–
716,329	37,969,104	5,815,866	8,121	250
58,180	2,128,967	30,000	–	–
13,631	84,060	28,924	28,226	18,075

217,299,831	10,240,131,252	799,412,672	274,573,044	12,246,747

2,149,841	67,932,504	223,412	8,412,316	12,142
4,386,575	204,075,571	–	30,481,885	–
2,083,935	1,504,301,026	20,497,655	16,731,745	934
1,209,403	24,323,982	1,979,196	2,224,567	1,074,057
–	–	–	9,975	37,465
128,717	3,597,129	375,745	789,398	4,850
62,806	2,475,513	325,044	347,819	22,540
68,673	118,789	67,167	49,754	39,223
4,384	170,162	9,120	8,600	4,857
8,197	809,364	103,714	11,421	–
28,669	1,063,242	91,925	30,060	11,989

10,131,200	1,808,867,282	23,672,978	59,097,540	1,208,057

$207,168,631	$8,431,263,970	$775,739,694	$215,475,504	$11,038,690

$44,805,370	$4,645,081,915	$523,717,307	$47,905,836	$11,038,690

$10.17	$10.16	$10.40	$7.45	$3.79

$162,363,261	$3,784,988,464	$252,022,387	$167,569,668	N/A

$10.17	$10.16	$10.40	$7.44	N/A

N/A	$1,193,591	N/A	N/A	N/A

N/A	$10.17	N/A	N/A	N/A

$203,395,425	$8,196,384,214	$716,029,807	$349,941,692	$109,827,039
(128,717)	390,542	(30,040)	38,817	190,784
(133,206)	(144,615,325)	(5,493,585)	(113,101,789)	(97,715,366)
6,063,081	426,516,437	65,377,009	(13,078,161)	(1,644,770)
(2,027,952)	(47,411,898)	(143,497)	(8,325,055)	381,003

$207,168,631	$8,431,263,970	$775,739,694	$215,475,504	$11,038,690

See accompanying notes to financial statements.

Annual Report March 2010  /  91

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2010

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$5,125,427	$62,432,249
Dividends	30,504	248,970

Total investment income	5,155,931	62,681,219

Expenses:
Investment advisory fees (Note 6)	229,994	3,756,172
Administration Fees	72,424	383,316
Custodian fees	19,820	53,502
Distribution (12b-1) and service fees	32,884	1,647,718
Interest expense (Note 3)	213,457	1,321,017
Insurance expense	2,410	26,356
Miscellaneous expenses	8,632	206,385
Pricing fees	37,924	55,018
Professional fees	63,526	103,093
Registration and filing fees	36,814	88,191
Reports to shareholders	5,393	75,838
Transfer agent fees	37,136	452,438
Trustees’ fees and expenses	2,814	33,368
Repayment of reimbursed expenses (Note 6)	–	–

Total operating expenses	763,228	8,202,412
Expenses waived and reimbursed (Note 6)	(204,094)	(350,653)

Net expenses	559,134	7,851,759

Net investment income	4,596,797	54,829,460

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized gain/(loss) on:
Investments	(12,441,703)	(61,617,611)
Futures contracts	(117,293)	6,018,830
Swap contracts	(48,414)	26,302,828
Net change in unrealized appreciation/depreciation on:
Investments	22,947,062	231,189,507
Futures contracts	118,569	725,418
Swap contracts	1,825,399	(19,100,457)

Net change in realized and unrealized gain on investments, futures contracts and swap contracts	12,283,620	183,518,515

Net Increase in Net Assets from Operations	$16,880,417	$238,347,975

See accompanying notes to financial statements.

92  /  Annual Report March 2010

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2010

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$10,619,818	$444,714,219	$45,318,416	$21,744,797	$2,215,512
23,623	807,685	44,324	228,274	9,565

10,643,441	445,521,904	45,362,740	21,973,071	2,225,077

650,115	23,730,270	2,221,897	2,206,638	245,054
96,828	1,815,208	162,644	95,586	44,126
28,700	235,307	26,869	19,421	16,621
76,382	7,994,792	688,357	54,259	–
95,558	4,466,339	63,443	680,954	135,664
4,084	131,014	4,001	3,231	1,448
13,584	856,959	46,775	11,030	5,179
46,883	145,377	22,406	30,114	32,455
86,445	201,098	62,310	51,505	49,742
34,736	233,156	85,042	42,093	19,052
13,228	475,091	36,348	9,716	1,178
37,425	1,280,477	56,883	36,981	18,408
3,752	149,270	9,443	5,259	1,603
–	579,113	–	–	–

1,187,720	42,293,471	3,486,418	3,246,787	570,530
(198,493)	–	(290,531)	–	(38,492)

989,227	42,293,471	3,195,887	3,246,787	532,038

9,654,214	403,228,433	42,166,853	18,726,284	1,693,039

2,002,843	7,081,376	15,810,558	(35,634,379)	(23,910,949)
499,679	11,933,760	661,780	261,578	10,952,081
1,228,815	43,984,345	2,305,114	1,730,758	10,451,464

21,021,019	899,965,028	79,417,562	78,075,408	34,072,481
(238,262)	(2,424,670)	108,219	22,910	(2,693,900)
(3,031,307)	(101,751,421)	1,002,871	3,302,844	1,049,102

21,482,787	858,788,418	99,306,104	47,759,119	29,920,279

$31,137,001	$1,262,016,851	$141,472,957	$66,485,403	$31,613,318

See accompanying notes to financial statements.

Annual Report March 2010  /  93

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

Operations:
Net investment income	$4,596,797	$8,589,801
Net realized gain/(loss) on investments	(12,441,703)	(15,406,422)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(165,707)	(2,814,781)
Net change in unrealized appreciation/depreciation on investments	22,947,062	(14,497,728)
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	1,943,968	(2,079,009)

Net increase/(decrease) in net assets resulting from operations	16,880,417	(26,208,139)

Distributions to Shareholders from:
Net investment income:
Class M	(1,152,339)	(3,710,944)
Class I	(3,845,404)	(5,272,633)
Administrative Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(4,997,743)	(8,983,577)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	13,561,461	17,449,582
Shares issued in reinvestment of distributions	1,108,206	3,650,066
Cost of shares redeemed	(30,931,284)	(103,948,728)

Total Class M capital share transactions	(16,261,617)	(82,849,080)

Class I:
Proceeds from sale of shares	46,634,632	50,113,862
Shares issued in reinvestment of distributions	2,955,480	2,957,372
Cost of shares redeemed	(39,349,500)	(92,472,492)

Total Class I capital share transactions	10,240,612	(39,401,258)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	(6,021,005)	(122,250,338)

Net increase/(decrease) in net assets	5,861,669	(157,442,054)
Redemption fees (Note 8)	–	–
Net assets at beginning of year	95,988,996	253,431,050

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $2, $1, $1,270, $352, $(128,717), $(111,526), $390,542 and $(1,678,436), respectively)	$101,850,665	$95,988,996

See accompanying notes to financial statements.

94  /  Annual Report March 2010

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

$54,829,460	$90,327,678	$9,654,214	$8,843,574	$403,228,433	$325,899,179
(61,617,611)	(78,805,119)	2,002,843	(426,098)	7,081,376	(95,020,356)

32,321,658	(42,707,775)	1,728,494	(2,656,595)	55,918,105	(96,671,017)
231,189,507	(219,716,600)	21,021,019	(15,443,109)	899,965,028	(390,501,609)

(18,375,039)	34,582,706	(3,269,569)	3,464,525	(104,176,091)	122,318,963

238,347,975	(216,319,110)	31,137,001	(6,217,703)	1,262,016,851	(133,974,840)

(38,931,365)	(67,459,673)	(1,818,974)	(1,140,486)	(221,740,001)	(207,191,501)
(18,100,246)	(28,840,303)	(7,837,984)	(7,852,538)	(177,782,236)	(127,329,783)
(7,990)	–	–	–	(9,067)	–

–	–	(47,359)	(367,984)	–	(62,440,933)
–	–	(180,335)	(2,108,035)	–	(36,118,314)

–	–	(187,042)	(2,416)	–	–
–	–	(712,223)	(16,632)	–	–

(57,039,601)	(96,299,976)	(10,783,917)	(11,488,091)	(399,531,304)	(433,080,531)

637,529,129	531,364,864	22,547,502	14,623,792	2,094,737,087	1,706,693,891
36,637,451	64,869,777	1,978,085	1,461,352	200,659,167	229,450,300
(423,723,114)	(1,031,977,808)	(9,595,788)	(3,207,279)	(1,415,084,290)	(1,836,651,202)

250,443,466	(435,743,167)	14,929,799	12,877,865	880,311,964	99,492,989

242,229,747	77,503,260	24,044,802	26,962,899	2,374,744,937	663,101,434
15,239,908	26,177,904	7,323,710	8,465,303	155,883,128	146,951,622
(150,441,120)	(294,035,222)	(25,657,662)	(18,325,031)	(1,140,652,507)	(805,546,718)

107,028,535	(190,354,058)	5,710,850	17,103,171	1,389,975,558	4,506,338

1,429,869	–	–	–	1,677,942	–
5,799	–	–	–	4,022	–
(427,842)	–	–	–	(504,012)	–

1,007,826	–	–	–	1,177,952	–

358,479,827	(626,097,225)	20,640,649	29,981,036	2,271,465,474	103,999,327

539,788,201	(938,716,311)	40,993,733	12,275,242	3,133,951,021	(463,056,044)
–	–	–	–	–	–
970,139,298	1,908,855,609	166,174,898	153,899,656	5,297,312,949	5,760,368,993

$1,509,927,499	$970,139,298	$207,168,631	$166,174,898	$8,431,263,970	$5,297,312,949

See accompanying notes to financial statements.

Annual Report March 2010  /  95

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009
Operations:
Net investment income	$42,166,853	$12,843,301
Net realized gain/(loss) on investments	15,810,558	(19,161,182)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	2,966,894	(1,875,978)
Net change in unrealized appreciation/depreciation on investments	79,417,562	(5,132,448)
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	1,111,090	(144,772)

Net increase/(decrease) in net assets resulting from operations	141,472,957	(13,471,079)

Distributions to Shareholders from:
Net investment income:
Class M	(24,906,811)	(4,778,486)
Class I	(16,292,308)	(8,246,745)
Net realized gains:
Class M	(1,306,156)	–
Class I	(609,410)	–
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(43,114,685)	(13,025,231)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	551,706,443	54,149,156
Shares issued in reinvestment of distributions	24,330,841	4,509,584
Cost of shares redeemed	(166,722,523)	(28,215,567)

Total Class M capital share transactions	409,314,761	30,443,173

Class I:
Proceeds from sale of shares	175,428,312	54,454,708
Shares issued in reinvestment of distributions	16,223,385	8,232,097
Cost of shares redeemed	(91,360,017)	(4,029,144)

Total Class I capital share transactions	100,291,680	58,657,661

Net increase/(decrease) in net assets resulting from capital share transactions	509,606,441	89,100,834

Net increase/(decrease) in net assets	607,964,713	62,604,524
Redemption fees (Note 8)	177,954	138,133
Net assets at beginning of year	167,597,027	104,854,370

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(30,040), $(29,963), $38,817, $54,939, $190,784 and $(650,340), respectively)	$775,739,694	$167,597,027

See accompanying notes to financial statements.

96  /  Annual Report March 2010

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

$18,726,284	$27,902,334	$1,693,039	$6,366,018
(35,634,379)	(43,501,938)	(23,910,949)	(9,615,316)

1,992,336	(17,462,266)	21,403,545	(66,342,023)
78,075,408	(29,045,130)	34,072,481	(20,935,029)

3,325,754	5,436,223	(1,644,798)	8,504,613

66,485,403	(56,670,777)	31,613,318	(82,021,737)

(1,917,987)	(3,710,024)	(9,700,650)	–
(17,718,575)	(27,611,518)	–	–

–	–	(1,433,003)	–
–	–	–	–

–	–	–	(795,847)
–	–	–	–

(19,636,562)	(31,321,542)	(11,133,653)	(795,847)

64,738,847	13,266,914	14,103,517	32,120,597
1,876,279	3,646,938	10,507,518	661,684
(31,299,346)	(41,735,386)	(93,386,424)	(48,273,794)

35,315,780	(24,821,534)	(68,775,389)	(15,491,513)

34,603,648	39,728,202	–	–
5,121,574	21,102,228	–	–
(33,736,128)	(136,118,250)	–	–

5,989,094	(75,287,820)	–	–

41,304,874	(100,109,354)	(68,775,389)	(15,491,513)

88,153,715	(188,101,673)	(48,295,724)	(98,309,097)
–	–	–	–
127,321,789	315,423,462	59,334,414	157,643,511

$215,475,504	$127,321,789	$11,038,690	$59,334,414

See accompanying notes to financial statements.

Annual Report March 2010  /  97

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$3.53	$4.64	$5.12	$5.09	$5.11

Income from Investment Operations:
Net investment income#	0.20	0.25	0.26	0.24	0.20
Net realized and unrealized gain/ (loss) on investments, futures contracts, swap contracts and written options	0.51	(1.10)	(0.48)	0.03	(0.02)

Total from Investment Operations	0.71	(0.85)	(0.22)	0.27	0.18

Less Distributions:
From net investment income	(0.20)	(0.26)	(0.26)	(0.24)	(0.20)
From net capital gains	–	–	–	(0.00)[1]	(0.00)[1]

Total Distributions	(0.20)	(0.26)	(0.26)	(0.24)	(0.20)

Net Asset Value, End of Year	$4.04	$3.53	$4.64	$5.12	$5.09

Total Return	20.74%	(18.85)%	(4.48)%	5.52%	3.62%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$22,020	$35,929	$133,051	$119,957	$200,563
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.95%	0.63%	0.54%	0.57%	0.57%
After expense waivers and reimbursements	0.73%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.24%	5.84%	5.23%	4.74%	3.93%
Portfolio Turnover Rate	43%	20%	30%	81%	20%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

98  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$3.53	$4.64	$5.12	$5.09	$5.11

Income from Investment Operations:
Net investment income#	0.19	0.26	0.27	0.25	0.21
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.53	(1.10)	(0.48)	0.03	(0.02)

Total from Investment Operations	0.72	(0.84)	(0.21)	0.28	0.19

Less Distributions:
From net investment income	(0.21)	(0.27)	(0.27)	(0.25)	(0.21)
From net capital gains	–	–	–	(0.00)[1]	(0.00)[1]

Total Distributions	(0.21)	(0.27)	(0.27)	(0.25)	(0.21)

Net Asset Value, End of Year	$4.04	$3.53	$4.64	$5.12	$5.09

Total Return	20.93%	(18.72)%	(4.32)%	5.69%	3.79%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$79,830	$60,060	$120,380	$125,128	$66,493
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.79%	0.47%	0.38%	0.40%	0.41%
After expense waivers and reimbursements	0.57%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.93%	6.09%	5.40%	4.94%	4.10%
Portfolio Turnover Rate	43%	20%	30%	81%	20%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  99

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$7.08	$8.81	$9.49	$9.32	$9.39

Income from Investment Operations:
Net investment income#	0.33	0.49	0.48	0.45	0.38
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	1.15	(1.70)	(0.67)	0.16	(0.07)

Total from Investment Operations	1.48	(1.21)	(0.19)	0.61	0.31

Less Distributions:
From net investment income	(0.35)	(0.52)	(0.49)	(0.44)	(0.38)

Total Distributions	(0.35)	(0.52)	(0.49)	(0.44)	(0.38)

Net Asset Value, End of Year	$8.21	$7.08	$8.81	$9.49	$9.32

Total Return	21.45%	(14.20)%	(2.11)%	6.74%	3.38%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,032,666	$656,275	$1,313,261	$944,867	$334,038
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.71%	0.62%	0.59%	0.60%	0.60%
After expense waivers and reimbursements	0.69%	0.59%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.32%	6.00%	5.21%	4.78%	4.01%
Portfolio Turnover Rate	36%	38%	95%	80%	96%

[1]

The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58%, respectively.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

100  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$7.08	$8.82	$9.49	$9.32	$9.39

Income from Investment Operations:
Net investment income#	0.35	0.50	0.50	0.47	0.40
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	1.16	(1.71)	(0.66)	0.16	(0.07)

Total from Investment Operations	1.51	(1.21)	(0.16)	0.63	0.33

Less Distributions:
From net investment income	(0.37)	(0.53)	(0.51)	(0.46)	(0.40)

Total Distributions	(0.37)	(0.53)	(0.51)	(0.46)	(0.40)

Net Asset Value, End of Year	$8.22	$7.08	$8.82	$9.49	$9.32

Total Return	21.83%	(14.13)%	(1.82)%	6.94%	3.57%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$476,233	$313,864	$595,595	$711,598	$485,442
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.52%	0.43%	0.40%	0.41%	0.41%
After expense waivers and reimbursements	0.50%	0.40%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.52%	6.19%	5.39%	4.96%	4.23%
Portfolio Turnover Rate	36%	38%	95%	80%	96%

[1]

The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39%, respectively.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  101

Metropolitan West Funds

Financial Highlights

LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income#	0.15
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.64

Total from Investment Operations	0.79

Less Distributions:
From net investment income	(0.18)

Total Distributions	(0.18)

Net Asset Value, End of Period	$10.61

Total Return	7.91%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,029
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.91%[3]
After expense waivers and reimbursements	0.89%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.72%[3]
Portfolio Turnover Rate	36%[1]

*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.
[1]	Non-Annualized.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.78%.

[3]	Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

102  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$9.09	$10.17	$10.14	$9.99	$10.28

Income from Investment Operations:
Net investment income#	0.49	0.52	0.48	0.48	0.45
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	1.14	(0.93)	0.06	0.15	(0.24)

Total from Investment Operations	1.63	(0.41)	0.54	0.63	0.21

Less Distributions:
From net investment income	(0.49)	(0.52)	(0.51)	(0.48)	(0.47)
From net capital gains	(0.01)	(0.15)	–	–	(0.03)
From return of capital	(0.05)	(0.00)[1]	–	–	–

Total Distributions	(0.55)	(0.67)	(0.51)	(0.48)	(0.50)

Net Asset Value, End of Year	$10.17	$9.09	$10.17	$10.14	$9.99

Total Return	18.32%	(3.95)%	5.48%	6.47%	2.08%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$44,805	$25,901	$15,231	$12,503	$9,147
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.81%	0.77%	0.76%	0.82%	0.89%
After expense waivers and reimbursements	0.70%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.00%	5.47%	4.79%	4.82%	4.46%
Portfolio Turnover Rate	95%	178%	94%	76%	113%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  103

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006

Net Asset Value, Beginning of Year	$9.09	$10.17	$10.14	$9.99	$10.27

Income from Investment Operations:
Net investment income#	0.51	0.54	0.50	0.51	0.49
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	1.14	(0.93)	0.06	0.14	(0.25)

Total from Investment Operations	1.65	(0.39)	0.56	0.65	0.24

Less Distributions:
From net investment income	(0.51)	(0.54)	(0.53)	(0.50)	(0.49)
From net capital gains	(0.01)	(0.15)	–	–	(0.03)
From return of capital	(0.05)	(0.00)[1]	–	–	–

Total Distributions	(0.57)	(0.69)	(0.53)	(0.50)	(0.52)

Net Asset Value, End of Year	$10.17	$9.09	$10.17	$10.14	$9.99

Total Return	18.57%	(3.75)%	5.70%	6.70%	2.39%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$162,363	$140,274	$138,668	$94,791	$56,353
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.60%	0.56%	0.55%	0.61%	0.70%
After expense waivers and reimbursements	0.49%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.25%	5.62%	4.97%	5.03%	4.77%
Portfolio Turnover Rate	95%	178%	94%	76%	113%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

104  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006

Net Asset Value, Beginning of Year	$8.89	$9.82	$9.79	$9.46	$9.71

Income from Investment Operations:
Net investment income#	0.57	0.53	0.48	0.48	0.53
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	1.26	(0.74)	0.04	0.33	(0.24)

Total from Investment Operations	1.83	(0.21)	0.52	0.81	0.29

Less Distributions:
From net investment income	(0.56)	(0.55)	(0.49)	(0.48)	(0.54)
From net capital gains	–	(0.17)	–	–	–

Total Distributions	(0.56)	(0.72)	(0.49)	(0.48)	(0.54)

Net Asset Value, End of Year	$10.16	$8.89	$9.82	$9.79	$9.46

Total Return	21.16%	(2.10)%	5.44%	8.80%	3.04%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$4,645,082	$3,275,319	$3,533,010	$1,206,825	$555,873
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.72%	0.65%	0.66%	0.66%	0.67%
After expense waivers and reimbursements	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.88%	5.74%	4.89%	5.01%	5.49%
Portfolio Turnover Rate	141%	220%	124%	101%	174%

[1]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  105

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$8.89	$9.82	$9.79	$9.46	$9.71

Income from Investment Operations:
Net investment income#	0.58	0.55	0.50	0.50	0.55
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	1.27	(0.75)	0.04	0.33	(0.24)

Total from Investment Operations	1.85	(0.20)	0.54	0.83	0.31

Less Distributions:
From net investment income	(0.58)	(0.56)	(0.51)	(0.50)	(0.56)
From net capital gains	–	(0.17)	–	–	–

Total Distributions	(0.58)	(0.73)	(0.51)	(0.50)	(0.56)

Net Asset Value, End of Year	$10.16	$8.89	$9.82	$9.79	$9.46

Total Return	21.42%	(1.89)%	5.65%	9.03%	3.25%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,784,988	$2,021,994	$2,227,359	$1,293,926	$965,577
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.51%	0.44%	0.44%	0.45%	0.46%
After expense waivers and reimbursements	0.51%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.03%	5.95%	5.11%	5.25%	5.71%
Portfolio Turnover Rate	141%	220%	124%	101%	174%

[1]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

106  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
PERIOD ENDED MARCH 31, 2010

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income#	0.13
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.17

Total from Investment Operations	0.30

Less Distributions:
From net investment income	(0.13)

Total Distributions	(0.13)

Net Asset Value, End of Period	$10.17

Total Return	3.05%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,194
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.92%[3]
After expense waivers and reimbursements	0.92%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.66%[3]
Portfolio Turnover Rate	141%[1]

*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.
[1]	Non-Annualized.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

[3]	Annualized.
#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  107

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006

Net Asset Value, Beginning of Year	$7.65	$9.71	$10.97	$10.89	$11.42

Income from Investment Operations:
Net investment income#	0.92	0.88	0.86	0.87	0.81
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	2.78	(2.08)	(1.16)	0.07	(0.20)

Total from Investment Operations	3.70	(1.20)	(0.30)	0.94	0.61

Less Distributions:
From net investment income	(0.91)	(0.87)	(0.92)	(0.86)	(0.82)
From net capital gains	(0.04)	–	–	–	(0.32)
From return of capital	–	–	(0.04)	–	–

Total Distributions	(0.95)	(0.87)	(0.96)	(0.86)	(1.14)

Redemption fees added to paid in capital (Note 8)	0.00 [1]	0.01	0.00 [1]	0.00 [1]	0.00 [1]

Net Asset Value, End of Year	$10.40	$7.65	$9.71	$10.97	$10.89

Total Return	49.85%	(12.59)%	(3.13)%	9.00%	5.59%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$523,717	$60,702	$41,266	$38,022	$41,037
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.88%	0.99%	0.98%	1.05%	1.10%
After expense waivers and reimbursements	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.29%	10.24%	8.15%	8.01%	7.25%
Portfolio Turnover Rate	40%	107%	120%	97%	111%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

108  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006

Net Asset Value, Beginning of Year	$7.65	$9.71	$10.97	$10.90	$11.43

Income from Investment Operations:
Net investment income#	0.95	0.91	0.88	0.90	0.84
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	2.77	(2.09)	(1.16)	0.06	(0.21)

Total from Investment Operations	3.72	(1.18)	(0.28)	0.96	0.63

Less Distributions:
From net investment income	(0.93)	(0.89)	(0.91)	(0.89)	(0.84)
From net capital gains	(0.04)	–	–	–	(0.32)
From return of capital	–	–	(0.07)	–	–

Total Distributions	(0.97)	(0.89)	(0.98)	(0.89)	(1.16)

Redemption fees added to paid in capital (Note 8)	0.00 [1]	0.01	0.00 [1]	0.00 [1]	0.00 [1]

Net Asset Value, End of Year	$10.40	$7.65	$9.71	$10.97	$10.90

Total Return	50.22%	(12.37)%	(2.88)%	9.18%	5.86%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$252,022	$106,895	$63,589	$50,776	$32,058
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.63%	0.73%	0.73%	0.81%	0.85%
After expense waivers and reimbursements	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.82%	10.88%	8.40%	8.31%	7.49%
Portfolio Turnover Rate	40%	107%	120%	97%	111%

[1]	Amount is less than $0.01.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  109

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$5.69	$8.85	$11.09	$11.07	$11.22

Income from Investment Operations:
Net investment income#	0.58	0.89	0.79	0.59	0.55
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	1.91	(2.98)	(2.21)	0.01	(0.11)

Total from Investment Operations	2.49	(2.09)	(1.42)	0.60	0.44

Less Distributions:
From net investment income	(0.73)	(1.07)	(0.82)	(0.58)	(0.57)
From net capital gains	–	–	–	–	(0.02)

Total Distributions	(0.73)	(1.07)	(0.82)	(0.58)	(0.59)

Net Asset Value, End of Year	$7.45	$5.69	$8.85	$11.09	$11.07

Total Return	46.49%	(25.33)%	(13.44)%	5.57%	4.04%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$47,906	$8,020	$43,785	$99,001	$86,288
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	2.01%	0.79%	1.61%	1.70%	1.91%
After expense waivers and reimbursements	2.01%	0.79%	1.61%	1.70%	1.91%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.41%	11.19%	7.49%	5.35%	4.94%
Portfolio Turnover Rate	208%	294%	74%	27%	44%

[1]

The Fund incurred interest expense for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.63%, 0.60% and 1.06%, respectively.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

110  /  Annual Report March 2010

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$5.69	$8.85	$11.08	$11.07	$11.22

Income from Investment Operations:
Net investment income#	0.71	0.95	0.85	0.60	0.59
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	1.79	(3.02)	(2.23)	0.02	(0.12)

Total from Investment Operations	2.50	(2.07)	(1.38)	0.62	0.47

Less Distributions:
From net investment income	(0.75)	(1.09)	(0.85)	(0.61)	(0.60)
From net capital gains	–	–	–	–	(0.02)

Total Distributions	(0.75)	(1.09)	(0.85)	(0.61)	(0.62)

Net Asset Value, End of Year	$7.44	$5.69	$8.85	$11.08	$11.07

Total Return	46.65%	(25.14)%	(13.22)%	5.73%	4.30%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$167,570	$119,302	$271,639	$369,484	$121,108
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	1.76%	0.51%	1.34%	1.63%	1.62%
After expense waivers and reimbursements	1.76%	0.51%	1.34%	1.63%	1.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.56%	12.39%	8.13%	5.44%	5.27%
Portfolio Turnover Rate	208%	294%	74%	27%	44%

[1]

The Fund incurred interest expense for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.38%, 0.32% and 0.78%, respectively.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2010  /  111

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007	YEAR ENDED MARCH 31, 2006
Net Asset Value, Beginning of Year	$2.96	$6.71	$8.56	$8.14	$7.61

Income from Investment Operations:
Net investment income#	0.15	0.29	0.48	0.42	0.36
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	2.45	(4.01)	(1.56)	0.61	0.56

Total from Investment Operations	2.60	(3.72)	(1.08)	1.03	0.92

Less Distributions:
From net investment income	(1.55)	–	(0.45)	(0.61)	(0.39)
From net capital gains	(0.22)	–	(0.23)	–	–
From return of capital	–	(0.03)	(0.09)	–	–

Total Distributions	(1.77)	(0.03)	(0.77)	(0.61)	(0.39)

Net Asset Value, End of Year	$3.79	$2.96	$6.71	$8.56	$8.14

Total Return	96.57%	(55.65)%	(14.03)%	12.85%	12.33%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$11,039	$59,334	$157,644	$183,696	$156,418
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	1.30%	0.24%	0.13%	0.73%	0.36%
After expense waivers and reimbursements	1.21%	0.22%	0.13%	0.73%	0.36%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.84%	5.57%	5.74%	5.01%	4.54%
Portfolio Turnover Rate	24%	145%	89%	106%	64%

[1]

The Fund incurred interest expense for the fiscal years ended March 31, 2010 and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.90% and 0.18%, respectively.

#	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

112  /  Annual Report March 2010

Notes to Financial Statements

March 31, 2010

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act” as amended). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West HighYield Bond Fund (the “HighYield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan WestAlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M and Class I shares. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The HighYield Bond Fund – Class M commenced operations on September 30, 2002. The HighYield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004. The Low Duration Bond Fund - Administrative Class commenced operations on September 23, 2009. The Total Return Bond Fund -Administrative Class commenced operations on December 18, 2009.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

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Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”), which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (e.g. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

114  /  Annual Report March 2010

Notes to Financial Statements (continued)

As of and during the year ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2000.

Recent Accounting Pronouncements:

In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2010, Level 3 securities consist of certain asset-backed securities, collateralized mortgage obligations, corporate bonds and interest only securities that trade in over the counter markets. These securities are valued using indicative bid and ask quotations from bond dealers and market makers. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities.

Annual Report March 2010  /  115

Notes to Financial Statements (continued)

The summary of inputs used to value each Fund’s net assets as of March 31, 2010 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$17,556,000	$16,052,721	$–	$33,608,721
Long Term Investments:
Asset-Backed Securities	–	16,306,439	–	16,306,439
Bank Loans	–	623,868	–	623,868
Corporates	–	11,101,378	–	11,101,378
Mortgage-Backed	–	44,391,719	–	44,391,719
U.S. Agency Securities	–	3,157,214	–	3,157,214
Other Financial Instruments *
Assets	–	338,139	–	338,139
Liabilities	–	(8,702,856)	–	(8,702,856)

Total	$17,556,000	$83,268,622	$–	$100,824,622

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$224,329,100	$203,312,626	$–	$427,641,726
Long Term Investments:
Asset-Backed Securities	2,441,250	214,906,805	9,571	217,357,626
Bank Loans	–	11,237,925	–	11,237,925
Corporates	–	408,161,746	880,000	409,041,746
Mortgage-Backed	–	434,907,020	80,145	434,987,165
Municipal Bonds	–	8,207,398	–	8,207,398
U.S. Agency Securities	–	37,518,689	–	37,518,689
Other Financial Instruments *
Assets	155,345	3,484,650	–	3,639,995
Liabilities	(94,517)	(61,452,504)	–	(61,547,021)

Total	$226,831,178	$1,260,284,355	$969,716	$1,488,085,249

116  /  Annual Report March 2010

Notes to Financial Statements (continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$10,754,000	$11,233,298	$–	$21,987,298
Long Term Investments:
Asset-Backed Securities	319,688	23,419,726	–	23,739,414
Bank Loans	–	443,217	–	443,217
Corporates	–	59,007,237	–	59,007,237
Mortgage-Backed	–	71,355,511	–	71,355,511
Municipal Bonds	–	1,120,719	–	1,120,719
U.S. Treasury Securities	–	35,123,825	–	35,123,825
Other Financial Instruments *
Assets	1,613	2,123,387	–	2,125,000
Liabilities	(124,359)	(6,535,416)	–	(6,659,775)

Total	$10,950,942	$197,291,504	$–	$208,242,446

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$403,009,000	$139,769,554	$–	$542,778,554
Long Term Investments:
Asset-Backed Securities	–	838,926,458	215,551	839,142,009
Bank Loans	–	42,276,009	–	42,276,009
Corporates	–	2,153,436,289	1,342,000	2,154,778,289
Foreign Government Obligations	–	9,801,537	–	9,801,537
Mortgage-Backed	–	3,714,169,912	95,146	3,714,265,058
Municipal Bonds	–	57,694,011	–	57,694,011
U.S. Treasury Securities	–	1,697,122,472	–	1,697,122,472
Other Financial Instruments *
Assets	121,064	75,538,022	–	75,659,086
Liabilities	(1,745,853)	(272,008,075)	–	(273,753,928)

Total	$401,384,211	$8,456,726,189	$1,652,697	$8,859,763,097

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Notes to Financial Statements (continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$40,530,000	$31,315,140	$–	$71,845,140
Long Term Investments:
Asset-Backed Securities	–	11,470,621	–	11,470,621
Bank Loans	–	80,130,883	–	80,130,883
Corporates	–	603,468,819	–	603,468,819
Mortgage-Backed	–	374,206	347	374,553
Municipal Bonds	–	10,650,310	–	10,650,310
Common Stock	–	515,217	–	515,217
Other Financial Instruments *
Assets	916	381,141	–	382,057
Liabilities	–	(223,412)	–	(223,412)

Total	$40,530,916	$738,082,925	$347	$778,614,188

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$56,310,000	$33,790,945	$–	$90,100,945
Long Term Investments:
Asset-Backed Securities	334,219	59,391,854	–	59,726,073
Bank Loans	–	13,443,051	–	13,443,051
Corporates	–	58,582,315	–	58,582,315
Mortgage-Backed	–	45,274,726	45,972	45,320,698
Preferred Stock	–	1,486,362	1	1,486,363
U.S. Agency Securities	–	2,218,413	–	2,218,413
Other Financial Instruments *
Assets	–	534,632	–	534,632
Liabilities	(226,452)	(38,894,201)	–	(39,120,653)

Total	$56,417,767	$175,828,097	$45,973	$232,291,837

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short Term Investments	$1,084,000	$1,574,770	$–	$2,658,770
Long Term Investments:
Asset-Backed Securities	–	3,179,003	3,669	3,182,672
Bank Loans	–	167,371	–	167,371
Corporates	–	1,922,006	132,000	2,054,006
Mortgage-Backed	–	2,190,347	–	2,190,347
Other Financial Instruments *
Assets	349,027	59,075	–	408,102
Liabilities	(438)	(12,142)	–	(12,580)

Total	$1,432,589	$9,080,430	$135,669	$10,648,688

* Other financial instruments include (but may not be limited to) swap contracts, futures and options.

118  /  Annual Report March 2010

Notes to Financial Statements (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

ULTRA SHORT BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES	OTHER FINANCIAL INSTRUMENTS
Balance as of March 31, 2009	$482,284	$150,841	$98,813
Accrued discounts/premiums	584	(105,832)	–
Realized gain (loss)**	(3,489,248)	447,771	–
Change in unrealized appreciation (depreciation)**	3,178,657	67,910	–
Net purchases (sales)	(172,277)	(560,690)	–
Transfers in and/or out of Level 3	–	–	(98,813)

Balance as of March 31, 2010	$–	$–	$–

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES	OTHER FINANCIAL INSTRUMENTS
Balance as of March 31, 2009	$998,682	$–	$656,335	$174,375
Accrued discounts/premiums	2,243	–	(278,729)	–
Realized gain (loss)**	(8,640,465)	–	1,312,261	–
Change in unrealized appreciation (depreciation)**	7,881,429	–	694,650	–
Net purchases (sales)	(232,318)	–	(2,304,434)	–
Transfers in and/or out of Level 3	–	880,000	62	(174,375)

Balance as of March 31, 2010	$9,571	$880,000	$80,145	$–

INTERMEDIATE BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of March 31, 2009	$27,000	$38,747
Accrued discounts/premiums	–	(25,791)
Realized gain (loss)**	(168,750)	116,556
Change in unrealized appreciation (depreciation)**	198,000	16,166
Net purchases (sales)	(56,250)	(145,678)
Transfers in and/or out of Level 3	–	–

Balance as of March 31, 2010	$–	$–

Annual Report March 2010  /  119

Notes to Financial Statements (continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES	OTHER FINANCIAL INSTRUMENTS

Balance as of March 31, 2009	$731,041	$6,000	$1,061,289	$768,994
Accrued discounts/premiums	3,956	749	(638,522)	–
Realized gain (loss)**	(2,933,216)	5,520	2,599,911	–
Change in unrealized appreciation (depreciation)**	2,683,466	231	855,516	–
Net purchases (sales)	(269,696)	(12,500)	(3,798,000)	–
Transfers in and/or out of Level 3	–	1,342,000	14,952	(768,994)

Balance as of March 31, 2010	$215,551	$1,342,000	$95,146	$–

HIGH YIELD BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of March 31, 2009	$26,657
Accrued discounts/premiums	(18,606)
Realized gain (loss)**	30,271
Change in unrealized appreciation (depreciation)**	86,866
Net purchases (sales)	(124,841)
Transfers in and/or out of Level 3	–

Balance as of March 31, 2010	$347

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK

Balance as of March 31, 2009	$4,712,725	$558,976	$10,054
Accrued discounts/premiums	5,075	(192,789)	–
Realized gain (loss)**	(27,031,446)	1,377,078	(3,418,095)
Change in unrealized appreciation (depreciation)**	24,637,016	355,360	3,408,044
Net purchases (sales)	(1,928,309)	(2,052,653)	(2)
Transfers in and/or out of Level 3	(395,061)	–	–

Balance as of March 31, 2010	$–	$45,972	$1

ALPHATRAK 500 FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of March 31, 2009	$322,120	$–	$86,736
Accrued discounts/premiums	172	–	(66,613)
Realized gain (loss)**	(1,972,454)	–	249,693
Change in unrealized appreciation (depreciation)**	1,797,817	–	48,202
Net purchases (sales)	(143,986)	–	(318,018)
Transfers in and/or out of Level 3	–	132,000	–

Balance as of March 31, 2010	$3,669	$132,000	$–

** Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

120  /  Annual Report March 2010

Notes to Financial Statements (continued)

The amount of total gains/(losses) for the year ended March 31, 2010 that are attributable to the change in unrealized gains/((losses) relating to investments in Level 3 assets still held as of March 31, 2010 of the Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund, HighYield Bond Fund, Strategic Income Fund and AlphaTrak 500 Fund were $0, $520,950, $0, $496,407, $80,542, $86,819 and $(16), respectively, which are reflected as a component of net change in unrealized appreciation/depreciation on investments.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2010:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest Rate Contracts	Unrealized appreciation on swap contracts Unrealized appreciation	Unrealized depreciation on swap contracts Unrealized depreciation
Credit Contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
Equity Contracts	Investments, at value Unrealized appreciation on swap contracts Unrealized appreciation	Unrealized depreciation on swap contracts Unrealized depreciation

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2010:

	ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit Contracts:
Swaps	$139,300	$2,252,058	$220,291	$18,473,930	$78,999	$190,071	$ 44,556
Equity Contracts:
Futures *	–	–	–	–	–	–	349,027
Options	–	–	–	–	–	–	–
Swaps	–	–	–	–	–	–	–
Interest Contracts:
Futures *	–	155,345	1,613	121,064	916	–	–
Swaps	11,839	167,741	24,344	3,671,465	–	123,642	–
	LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit Contracts:
Swaps	$946,806	$11,815,073	$2,149,841	$62,187,106	$223,412	$8,412,316	$12,142
Equity Contracts:
Futures *	–	–	–	–	–	–	438
Interest Contracts:
Futures *	–	94,517	124,359	1,745,853	–	226,452	–
Swaps	–	–	–	5,745,398	–	–	–

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Annual Report March 2010  /  121

Notes to Financial Statements (continued)

The following is a summary of the Funds’ realized gain(loss) and change in unrealized appreciation(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2010:

	REALIZED GAIN (LOSS) ON DERVIATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit Contracts:
Swaps	$(114,455)	$546,409	$(218,700)	$(15,889,661)	$1,665,926	$823,522	$(1,795,667)
Equity Contracts:
Futures	–	–	–	–	–	–	10,956,850
Options**	–	–	–	–	(84,500)	(175,500)	–
Swaps	–	–	–	–	–	–	11,864,105
Interest Contracts:
Futures	(117,293)	6,018,830	499,679	11,933,760	661,780	261,578	(4,769)
Swaps	66,041	25,756,419	1,447,515	59,874,006	639,188	907,236	383,026

Total	$(165,707)	$32,321,658	$1,728,494	$55,918,105	$2,882,394	$1,816,836	$21,403,545

	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit Contracts:
Swaps	$1,885,223	$6,508,967	$(1,556,138)	$(62,724,187)	$1,679,150	$3,850,299	$2,103,088
Equity Contracts:
Futures	–	–	–	–	–	–	(2,706,347)
Options**	–	–	–	–	69,550	144,450	–
Swaps	–	–	–	–	–	–	(650,340)
Interest Contracts:
Futures	118,569	725,418	(238,262)	(2,424,670)	108,219	22,910	12,447
Swaps	(59,824)	(25,609,424)	(1,475,169)	(39,027,234)	(676,279)	(547,455)	(403,646)

Total	$1,943,968	$(18,375,039)	$(3,269,569)	$(104,176,091)	$1,180,640	$3,470,204	$(1,644,798)

 **Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

122  /  Annual Report March 2010

Notes to Financial Statements (continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	1,719	169	7,028	156	–	37
Average number of contracts sold	–	–	15	78	–	62	–
Average value of contracts purchased	$–	$940,004	$243,329	$11,305,539	$219,080	$–	$188,416
Average value of contracts sold	$–	$–	$22,788	$156,057	$–	$93,943	$–
Options purchased:
Average number of contracts	–	–	–	–	49	101	–
Average notional value	$–	$–	$–	$–	$63,375	$131,625	$–
Credit default swaps:
Average number of contracts - buy protection	–	33	42	60	24	25	13
Average number of contracts - sale protection	11	17	15	22	7	18	9
Average notional value - buy protection	$–	$71,966,250	$11,913,750	$407,242,500	$8,893,750	$17,762,500	$1,547,500
Average notional value - sell protection	$14,403,750	$98,749,250	$9,139,000	$368,556,000	$11,493,500	$56,483,500	$3,786,750
Interest rate swaps:
Average number of contracts - pays fixed rate	1	1	1	6	–	2	–
Average number of contracts - receives fixed rate	–	–	1	–	–	–	–
Average notional value - pays fixed rate	$355,000	$5,030,000	$730,000	$141,131,000	$–	$2,775,000	$–
Average notional value - receives fixed rate	$–	$–	$405,000	$–	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	–	–	–	1
Average notional value	$–	$–	$–	$–	$–	$–	$12,500

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into

Annual Report March 2010  /  123

Notes to Financial Statements (continued)

multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2010, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2010, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell

124  /  Annual Report March 2010

Notes to Financial Statements (continued)

short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. The average dollar amount and average interest rate of reverse repurchase agreements in the Low Duration Bond Fund, Strategic Income Fund and the AlphaTrak 500 Fund for the year ended March 31, 2010 were $4,128,427 and 0.59%, $2,472,184 and 1.76% and $607,896 and 0.57%, respectively.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

Options – The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Futures – The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Annual Report March 2010  /  125

Notes to Financial Statements (continued)

Swaps – The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The Funds may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2010, the Funds did not hold swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds also may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2010, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

126  /  Annual Report March 2010

Notes to Financial Statements (continued)

Terminated Swaps Payable and Maturities Receivable from Lehman Brothers:

On September 15, 2008, Lehman Brothers Holdings, Inc. (“Lehman”) filed for bankruptcy protection. At that time, the Funds had outstanding swap agreements with Lehman Brothers Special Financing Inc. (“LBSF”) as the counter-party, which is an affiliate of Lehman. Additionally, Lehman guaranteed LBSF’s obligations under those agreements. The Funds exercised their right under the swap agreements to terminate the contracts due to the bankruptcy filing and recorded corresponding liabilities as Payable for the terminated swaps to reflect the amount of unrealized loss embedded within the swap agreements at the termination date as determined by the Management of the Funds. Additionally, some of the Funds held Lehman notes, some of which as of March 31, 2010 had contractually matured. The Funds have set up receivables at the estimated market value of those matured notes. To estimate the market value of those receivables, the Management of the Funds obtained independent broker prices on the outstanding Lehman notes. The Management of the Funds believes those prices to be representative of current market value.

During March, 2009, the Funds paid LBSF the amounts owed after applying the set-off balances of the notes. During April and May, 2009, LBSF filed complaints in the United States Bankruptcy Court, Southern District of New York, against the Total Return Bond Fund and the Low Duration Bond Fund, as well as Metropolitan WestAsset Management LLC (Adv. Proc. No. 09-01165 (JMP)). The complaints allege that the Total Return Bond Fund and the Low Duration Bond Fund owe LBSF $46.2 million and $17.3 million plus interest, respectively, and other unspecified damages.

In January 2010, the Funds reached an agreement through settlement discussions with Lehman. The Funds paid the remaining swap termination balances owed plus interest without applying the benefit of the set-off against the notes receivable. Additionally, LBSF withdrew its complaint against Total Return Bond Fund and Low Duration Bond Fund.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Annual Report March 2010  /  127

Notes to Financial Statements (continued)

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (MBS) and Asset-backed securities (ABS) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance vs. purchase vs. equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

128  /  Annual Report March 2010

Notes to Financial Statements (continued)

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of March 31, 2010, the market value exposure of these positions was as follows:

		% OF TOTAL NET ASSETS BY CREDIT QUALITY (UNAUDITED)
PORTFOLIO	MARKET VALUE	AAA	AA	A	BBB	BIG *
Ultra Short Bond Fund
Alt-A	$18,185,685	5.73%	0.21%	1.06%	1.42%	9.43%
Sub Prime	13,104,618	1.08%	0.23%	2.11%	0.34%	9.11%

Low Duration Bond Fund
Alt-A	174,268,128	1.67%	0.16%	0.00%	0.80%	8.91%
Sub Prime	200,000,922	3.93%	0.76%	2.11%	0.91%	5.54%

Intermediate Bond Fund
Alt-A	7,875,111	0.51%	0.00%	0.04%	0.68%	2.57%
Sub Prime	23,632,377	4.42%	0.30%	1.32%	0.61%	4.76%

Total Return Bond Fund
Alt-A	485,027,803	0.97%	0.09%	0.00%	0.02%	4.68%
Sub Prime	821,649,211	2.35%	1.29%	0.37%	1.35%	4.38%

High Yield Bond Fund
Alt-A	1,443,302	0.00%	0.00%	0.00%	0.00%	0.19%
Sub Prime	10,338,032	0.02%	0.31%	0.00%	0.98%	0.02%

Strategic Income Fund
Alt-A	10,567,037	0.75%	0.00%	0.00%	0.37%	3.79%
Sub Prime	47,560,217	3.83%	1.52%	2.15%	1.13%	13.44%

Alpha Trak 500 Fund
Alt-A	1,688,283	2.82%	0.84%	2.74%	1.71%	7.19%
Sub Prime	2,246,154	7.29%	4.97%	0.00%	4.67%	3.43%
* Below Investment Grade

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2010 excluding U.S. Government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$31,392,715	$27,315,053
Low Duration Bond Fund	489,080,463	348,340,001
Intermediate Bond Fund	125,844,146	116,545,628
Total Return Bond Fund	9,077,099,105	8,080,027,319
High Yield Bond Fund	614,353,166	162,049,757
Strategic Income Fund	258,189,688	268,710,816
AlphaTrak 500 Fund	8,321,033	57,530,079

Investment transactions in U.S. Government securities for the year ended March 31, 2010 were as follows:
PORTFOLIO	PURCHASES	SALES
Intermediate Bond Fund	$66,347,725	$43,088,692
Total Return Bond Fund	2,522,199,804	1,085,076,446

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate

Annual Report March 2010  /  129

Notes to Financial Statements (continued)

of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.21% resulting in $245,054 total management fees for the year ended March 31, 2010. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.01% resulting in $2,206,638 of total management fees for the year ended March 31, 2010.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year. Investment advisory fees and related voluntary expense limitations for the year ended March 31, 2010, were as follows:

	INVESTMENT ADVISORY FEE RATE			VOLUNTARY EXPENSE LIMITATION
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	0.50%	0.34%	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	0.58	0.39	0.78%
Intermediate Bond Fund	0.35	0.35	N/A	0.65	0.44	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.65	0.44	0.85
High Yield Bond Fund	0.50	0.50	N/A	0.80	0.55	N/A
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	N/A	0.20 - 2.35	0.20 - 2.10	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	0.20 - 0.90	N/A	N/A

At March 31, 2010, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2010	2011	2012	TOTAL
Ultra Short Bond Fund	$115,430	$181,484	$204,094	$501,008
Low Duration Bond Fund	173,746	473,126	350,652	997,524
Intermediate Bond Fund	130,872	185,919	198,493	515,284
Total Return Bond Fund	–	52,140	–	52,140
High Yield Bond Fund	180,613	223,872	290,531	695,016
AlphaTrak 500 Fund	–	–	38,492	38,492

For the year ended March 31, 2010, the Adviser recouped $321,862 from Class M, $257,234 from Class I and $17 from the Administrative Class of the Total Return Bond Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the

130  /  Annual Report March 2010

Notes to Financial Statements (continued)

Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses on the Statements of Operations.

7.	SHARE MARKETING (12B-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000 for the Class M shares. The Low Duration Bond Fund and Total Return Bond Funds’ Administrative Class shares began accruing 12b-1 on September 23, 2009 and December 21, 2009, respectively. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2010. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees have adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

Change in Fund shares:
Shares outstanding at beginning of year	10,183,453	28,656,966	17,021,566	25,920,710
Shares sold	3,519,132	4,098,230	12,330,024	11,181,196
Shares issued through reinvestment of distributions	298,824	876,762	771,853	711,544
Shares redeemed	(8,545,706)	(23,448,505)	(10,373,182)	(20,791,884)

Net increase/(decrease) in fund shares	(4,727,750)	(18,473,513)	2,728,695	(8,899,144)

Shares outstanding at end of year	5,455,703	10,183,453	19,750,261	17,021,566

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	PERIOD ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of period	92,695,812	148,991,161	44,315,814	67,542,055	–
Shares sold	83,686,592	66,142,153	31,185,168	9,814,863	137,016
Shares issued through reinvestment of distributions	4,768,684	8,122,422	1,983,525	3,265,215	551
Shares redeemed	(55,410,162)	(130,559,924)	(19,514,217)	(36,306,319)	(40,589)

Net increase/(decrease) in fund shares	33,045,114	(56,295,349)	13,654,476	(23,226,241)	96,978

Shares outstanding at end of period	125,740,926	92,695,812	57,970,290	44,315,814	96,978

Annual Report March 2010  /  131

Notes to Financial Statements (continued)

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

Change in Fund shares:
Shares outstanding at beginning of year	2,848,988	1,498,025	15,432,361	13,639,813
Shares sold	2,312,671	1,534,560	2,424,537	2,846,348
Shares issued through reinvestment of distributions	201,991	157,049	751,058	904,723
Shares redeemed	(958,084)	(340,646)	(2,639,667)	(1,958,523)

Net increase in fund shares	1,556,578	1,350,963	535,928	1,792,548

Shares outstanding at end of year	4,405,566	2,848,988	15,968,289	15,432,361

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of period	368,354,592	359,790,611	227,450,479	226,886,418	–
Shares sold	215,154,165	183,468,051	245,671,670	72,125,386	166,801
Shares issued through reinvestment of distributions	20,745,923	25,284,737	16,095,403	16,187,140	396
Shares redeemed	(147,050,065)	(200,188,807)	(116,601,861)	(87,748,465)	(49,803)

Net increase/(decrease) in fund shares	88,850,023	8,563,981	145,165,212	564,061	117,394

Shares outstanding at end of period	457,204,615	368,354,592	372,615,691	227,450,479	117,394

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

Change in Fund shares:
Shares outstanding at beginning of year	7,933,973	4,249,866	13,970,584	6,547,588
Shares sold	56,580,709	6,621,025	17,926,550	6,887,237
Shares issued through reinvestment of distributions	2,456,478	547,450	1,676,610	1,014,754
Shares redeemed	(16,630,570)	(3,484,368)	(9,344,747)	(478,995)

Net increase in fund shares	42,406,617	3,684,107	10,258,413	7,422,996

Shares outstanding at end of year	50,340,590	7,933,973	24,228,997	13,970,584

132  /  Annual Report March 2010

Notes to Financial Statements (continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

Change in Fund shares:
Shares outstanding at beginning of year	1,410,392	4,948,984	20,979,951	30,705,222
Shares sold	9,059,797	1,956,578	5,519,875	5,952,250
Shares issued through reinvestment of distributions	276,324	477,374	775,424	2,699,894
Shares redeemed	(4,316,069)	(5,972,544)	(4,766,390)	(18,377,415)

Net increase/(decrease) in fund shares	5,020,052	(3,538,592)	1,528,909	(9,725,271)

Shares outstanding at end of year	6,430,444	1,410,392	22,508,860	20,979,951

	ALPHA TRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009

Change in Fund shares:
Shares outstanding at beginning of year	20,022,253	23,491,720
Shares sold	3,875,138	6,213,475
Shares issued through reinvestment of distributions	2,928,488	102,428
Shares redeemed	(23,916,475)	(9,785,370)

Net increase/(decrease) in fund shares	(17,112,849)	(3,469,467)

Shares outstanding at end of year	2,909,404	20,022,253

Redemption Fee:

Effective May 26, 2009, the HighYield Bond Fund no longer charges a redemption fee. Prior to this date, the HighYield Bond Fund charged a 1.00% redemption fee when shares were redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee was assessed on the net asset value of the shares redeemed or exchanged and withheld from the redemption proceeds and paid directly to the Fund.

9.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2010, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Ultra Short Bond Fund	$ –	$ 171,312	$1,489,244	$ 17,068,161	$14,894,875
Low Duration Bond Fund	5,831,064	–	–	99,373,584	21,084,552
Total Return Bond Fund	–	–	–	140,337,903	–
High Yield Bond Fund	–	–	–	4,931,657	–
Strategic Income Fund	61,791	1,235,093	9,036,932	47,852,416	18,806,808
AlphaTrak 500 Fund	–	–	–	60,439,961	23,684,663

For the year ended March 31, 2010, the Intermediate Bond, Total Return Bond and HighYield Bond utilized capital loss carryforwards of $3,098,824, $22,564,839 and 2,796,184, respectively.

Annual Report March 2010  /  133

Notes to Financial Statements (continued)

Tax Basis of Distributable Income:

As of March 31, 2010, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$5,966	$271,455	$–	$3,987,671
Accumulated capital loss carryforwards and Post-October losses	(43,156,736)	(168,232,662)	(76,923)	(140,947,386)
Net unrealized appreciation/(depreciation)	(10,709,200)	(139,735,571)	3,978,846	375,436,600
Distributions payable	(5,964)	(270,185)	(128,717)	(3,597,129)

Total accumulated earnings/(losses)	$(53,865,934)	$(307,966,963)	$3,773,206	$234,879,756

		HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHA TRAK 500 FUND
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)		$345,705	$828,216	$195,634
Accumulated capital loss carryforwards and Post-October losses		(4,931,657)	(112,671,928)	(97,310,251)
Net unrealized appreciation/(depreciation)		64,671,584	(21,833,077)	(1,668,882)
Distributions payable		(375,745)	(789,399)	(4,850)

Total accumulated earnings/(losses)		$59,709,887	$(134,466,188)	$(98,788,349)

Permanent differences incurred during the fiscal year ended March 31, 2010 resulting from differences in book and tax accounting have been reclassified at year end as follows:

FUND	INCREASE/(DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Ultra Short Bond Fund	$ –	$ 400,947	$ (400,947)
Low Duration Bond Fund	1	2,211,059	(2,211,060)
Intermediate Bond Fund	(899,265)	(14,447)	913,712
Total Return Bond Fund	–	(1,628,151)	1,628,151
High Yield Bond Fund	–	(967,811)	967,811
Strategic Income Fund	–	894,156	(894,156)
AlphaTrak 500 Fund	–	8,848,735	(8,848,735)

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,225,916	$8,771,418	$57,250,557	$96,174,271

Total taxable distributions	$5,225,916	$8,771,418	$57,250,557	$96,174,271

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$9,867,461	$10,614,804	$400,597,041	$414,320,160
Net long-term capital gains	–	861,109	–	17,387,853
Return of Capital	899,265	19,048	–	–

Total taxable distributions	$10,766,726	$11,494,961	$400,597,041	$431,708,013

134  /  Annual Report March 2010

Notes to Financial Statements (continued)

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	MARCH 31, 2010	MARCH 31, 2009	MARCH 31, 2010	MARCH 31, 2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$42,774,548	$13,013,501	$20,564,090	$29,621,411

Total taxable distributions	$42,774,548	$13,013,501	$20,564,090	$29,621,411

			ALPHATRAK 500 FUND
			MARCH 31, 2010	MARCH 31, 2009
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$11,128,803	$–
Return of Capital			–	795,847

Total taxable distributions			$11,128,803	$795,847

10.	INDEMNIFICATIONS

Under the Funds’organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

11.	SUBSEQUENT EVENTS

Events or transactions occurring subsequent to March 31, 2010 through the date the financial statements were issued, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after that date for presentation in these financial statements.

Annual Report March 2010  /  135

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Metropolitan West Funds (the “Funds”) comprising the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income Fund, and the AlphaTrak 500 Fund as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Metropolitan West Funds as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennslyvania

May 28, 2010

136  /  Annual Report March 2010

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have an March 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2010, each portfolio is designating the following items with regard to distributions paid during the year.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	90.02%	100.00%	100.00%	100.00%	100.00%
Short Term Capital Gain Distributions	0.00%	0.00%	1.63%	0.00%	0.00%	0.00%	0.00%
Long Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	8.35%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.01%	0.00%	0.00%	0.00%	0.74%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.63%	0.00%
U.S. Government Interest (3)	0.18%	0.23%	0.03%	2.45%	0.01%	0.07%	0.03%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	79.06%	88.90%	93.45%	84.52%	91.48%	91.32%	14.25%
Qualified Short Term Capital Gain (6)	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

Annual Report March 2010  /  137

Metropolitan West Funds

Privacy Notice (Unaudited)

The Trust collects nonpublic information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you may give us orally;

•   Information about your transactions with us or others;

•   Information you submit to us in correspondence, including emails; and

•   Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Trust who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

138  /  Annual Report March 2010

Approval of Investment Management Agreement by Trustees

(Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated March 31, 2010 (the “Agreement”) between the Trust and the Adviser. The Agreement was approved by the shareholders of each Fund. The Agreement replaced a prior Investment Management Agreement dated February 21, 2007 (the “Prior Agreement”) and a temporary Interim Investment Management Agreement on the same fee terms that took effect upon the acquisition of the Adviser by The TCW Group, Inc. (“TCW”) on February 23, 2010.

At an in-person meeting of the Board held on January 11, 2010, the Trustees, including the Independent Trustees, considered the approval of the Agreement in respect of each Fund. In determining to approve the Agreement, the Trustees considered that they had approved the continuation of the Prior Agreement, the terms of which were substantially identical to the Agreement, for an additional one-year period at their in-person meeting on May 18, 2009. A summary of factors considered by the Trustees at that time is provided below under “Factors Considered by the Trustees in Connection with the Recent Approval of Prior Agreement.” To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their meeting on January 11, 2010.

At their meeting on January 11, 2010, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with only that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by the Adviser in response to a detailed information request sent on their behalf by their independent legal counsel. The request and the Adviser’s response addressed a range of information relating to the acquisition of the Adviser by TCW, the expected benefits and costs to Fund shareholders, arrangements with Fund service providers, the expected management, operation, and compliance capabilities of and the resources available to the Adviser after the acquisition, plans regarding the marketing and distribution of the Funds, expected fees and expenses of the Funds after the acquisition, and plans regarding the Adviser’s and TCW’s businesses. The Independent Trustees also conducted a telephonic meeting the prior week to review and discuss the materials provided by the Adviser in response to that request. After that telephonic meeting, their independent counsel submitted a supplemental information request to the Adviser, which was satisfied before this meeting on January 11, 2010. In addition to the information furnished by the Adviser, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the Agreement, as well as special considerations relevant to a transaction such as the one between the Adviser and TCW. The Independent Trustees met with representatives of the Adviser, who discussed with the Trustees the Adviser’s expectations as to the management and operations of the Adviser after the acquisition transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds, as well as various other factors discussed in those legal memoranda and identified in the information request from their independent legal counsel.

The Trustees considered that it is not anticipated by the Adviser that there will be any material adverse change in the services provided to the Funds or personnel who are engaged in the portfolio management activities for the Fund as a result of the transaction. In addition, the consensus of the Independent Trustees, based on the information presented to them, was that there would be no “unfair burden” on the Funds as a result of the transaction within the meaning of Section 15(f) of the Investment Company Act of 1940, as amended. In particular, the Independent Trustees considered that the Adviser represented that there is not expected to be an increase in the contractual advisory fee applicable to any Fund, or additional compensation paid by the Funds to the Adviser, TCW, or their affiliates, as a result of the transaction. The Trustees considered that the terms of the Agreement are substantially identical in all material respects to those of the Prior Agreement, subject to some minor differences.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each Fund to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Trustees present at that meeting, to approve the Agreement, including the advisory fees proposed in the Agreement, in respect of each Fund for a two-year period commencing immediately following the shareholder approval of the Agreement.

Factors Considered by the Trustees in Connection with Recent Approval of Prior Agreement

On May 18, 2009, the Board approved the renewal of the Prior Agreement for an additional one-year term through the next annual meeting of the Board expected in May 2010. The renewal of the Prior Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to renew the Prior Agreement. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

Annual Report March 2010  /  139

Approval of Investment Management Agreement by Trustees (continued)

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information that included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Prior Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the prior Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further noted the high level of communication between the Adviser and the Board. Among other favorable public press concerning the Adviser and the Funds, the Board recognized the Adviser’s previous selection by Morningstar, Inc. as the 2005 fixed-income manager of the year for the Total Return Bond Fund.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification, and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Board concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund. The Board discussed why the Lipper peer group was not a suitable comparison for that Fund and why the Strategic Income Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and the fact that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. They concluded that although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

140  /  Annual Report March 2010

Approval of Investment Management Agreement by Trustees (continued)

5. The Adviser’s costs, level of profits, and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. They accepted the Adviser’s assertion that its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Funds grow larger. They also accepted the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Prior Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Prior Agreement was in the best interests of each Fund and its shareholders.

Annual Report March 2010  /  141

Special Meeting of Shareholders - Voting Results

(Unaudited)

On March 31, 2010, the Trust held a Special Meeting of Shareholders to consider a new Investment Management Agreement with Metropolitan West Asset Management, LLC (the “Adviser”), the investment adviser for the Metropolitan West Funds. The Funds’ existing Investment Advisory Agreement was expected to automatically terminate as a result of an acquisition of the Adviser by the TCW Group, Inc. Shareholders of record on February 9, 2010 were entitled to vote on the proposal to approve a new Investment Advisory Agreement substantively the same as the prior Investment Advisory Agreement, including the same fees other than additional limits applicable to performance adjustments for the AlphaTrak 500 Fund and Strategic Income Fund. The proposal was approved by shareholders of the Metropolitan West Total Return Bond Fund, Metropolitan West AlphaTrak 500 Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Low Duration Bond Fund on March 31, 2010. The Special Meeting was adjourned until April 9, 2010 for the Metropolitan West Strategic Income Fund and the Metropolitan West Intermediate Bond Fund at which time the proposal was approved by shareholders of the respective funds. The following votes were recorded:

PROPOSAL 1: Approval of a new Investment Management Agreement with the Adviser.

FUND		DOLLARS VOTED	% OF SHARES PRESENT
Ultra Short Bond Fund	Affirmative	$76,103,544.56	99.28%
	Withheld	$312,106.83	0.41%
	Abstain	$239,016.64	0.24%
Low Duration Bond Fund	Affirmative	$691,140,153.53	86.71%
	Withheld	$9,966,969.03	1.25%
	Abstain	$28,847,332.50	3.62%
	Uninstructed	$67,126,524.56	8.42%
Intermediate Bond Fund	Affirmative	$138,453,101.77	99.74%
	Withheld	$303,900.00	0.22%
	Abstain	$58,296.14	0.04%
Total Return Bond Fund	Affirmative	$3,626,922,488.98	82.81%
	Withheld	$47,742,440.62	1.09%
	Abstain	$151,376,819.42	3.46%
	Uninstructed	$553,762,200.75	12.64%
High Yield Bond Fund	Affirmative	$258,890,009.60	81.54%
	Withheld	$4,053,868.83	1.28%
	Abstain	$16,802,112.00	5.29%
	Uninstructed	$37,763,205.00	11.89%
Strategic Income Fund	Affirmative	$153,327,562.09	99.58%
	Withheld	$211,845.02	0.14%
	Abstain	$428,818.65	0.28%
AlphaTrak 500 Fund	Affirmative	$15,659,017.35	99.74%
	Withheld	$9,640.83	0.06%
	Abstain	$30,742.61	0.20%

142  /  Annual Report March 2010

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and president of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	7	Mannkind Corp. (Pharmaceutical Preparations).

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	7	None

Peter McMillan (1958)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts, since 2005.	7	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (Real Estate Investments); Steinway Musical Instruments, Inc. (Musical Instruments Manufacturing)

Annual Report March 2010  /  143

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Robert G. Rooney (1958)	Trustee	Indefinite term, since 2009	Mr. Rooney has served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer communications marketing company, since 2006. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	7	Subsidiaries of Affinion Group, Inc. (Customer Communications and Marketing)

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund since February of 2001. Since 2005, Mr. Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio.	7	None

Daniel D. Villanueva (1937)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank- Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; Southwest Airlines (Airline)

Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2010	Mr. Moore has served as the Managing Director of Client Services for the Adviser since 2000. Mr. Moore holds a bachelor’s degree in Mathematics and an MBA in Finance from the University of California, Irvine. He is a member of the CFA Institute.	7	N/A

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Since August 1996, Mr. Landmann has been a Managing Director and portfolio manager with the Adviser. Since March 2005, he has been a portfolio manager with West Gate Advisors, LLC.	7	MetWest Enhanced TALF Strategy Fund, Ltd.

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman has been a Managing Director with the Adviser since October 2001. He has been the CEO of the Adviser since June 2008. Mr. Lippman has served as a portfolio manager with the Adviser since August 2001.	N/A	N/A

144  /  Annual Report March 2010

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Joseph D. Hattesohl (1963)	Treasurer since 2001 and Chief Financial Officer since 2003	Indefinite term, since 2001 and 2003, respectively	Mr. Hattesohl has served as the Chief Financial Officer of the Adviser since November 2000. Since June 2004, he also serves as Chief Financial Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A	N/A

Bibi Khan (1953)	Vice President since 2007	Indefinite term, since 2007	Presently, Ms. Khan is the Vice President of Operations for the Adviser. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst (CFTA).	N/A	N/A

Tad Rivelle (1961)	Executive Vice President since 2007	Indefinite term, since 2007	Mr. Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996.	N/A	N/A

Steve Kane (1962)	Executive Vice President since 2007	Indefinite term, since 2007	Mr. Kane has been a portfolio manager with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle has served as Executive Vice President of the Funds since March 2009. He has been the Chief Operating Officer of the Adviser and West Gate Advisors, LLC since June 2008, and was the Chief Technology Officer of the Adviser from October 2008 to June 2008.	N/A	N/A

Vincent Bencivenga (1951)	Chief Compliance Officer	Indefinite term, since 2009	Mr. Bencivenga has served as Chief Compliance Officer of the Funds since September 2009. He had been the Deputy Anti Money Laundering Officer of the Funds from March 2009 to September 2009. He has been the President of RegComply.Net, a regulatory compliance consulting firm, since its founding in September 2008. From June 2004 through February 2008, Mr. Bencivenga was Chief Compliance Officer of McMorgan & Company, a registered investment adviser in San Francisco.	N/A	N/A

Scott Brody (1968)	Anti-Money Laundering Compliance Officer	Indefinite term, since 2009	Mr. Brody has served as Anti-Money Laundering (AML) Officer of the Funds since December 2009. He served as Chief Compliance of Associated Securities Corp. from February 2009-October 2009 as well as VP, Compliance and AML Officer from January 2006-October 2009. From January 2005 through January 2006, Mr. Brody was Senior Compliance Analyst for ING/Financial Network Investment Corp., and from August 2002-January 2005 was a Senior Compliance Analyst for CUSO Financial Services, LP. Mr. Brody holds the Series 4, 7, 24, 53, 63, & 66 FINRA Securities licenses.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

Annual Report March 2010  /  145

BOARD OF TRUSTEES

Andrew Tarica

Patrick Moore

Laird Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

OFFICERS

David Lippman

President and Principal Executive Officer

Joseph D. Hattesohl

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street New York, NY 10286

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

DISTRIBUTOR

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (310) 966-8900 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2010

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $410,000 in 2010 and $395,550 in 2009.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2010 and $0 in 2009.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,050 in 2010 and $28,000 in 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $685,700 in 2010 and $549,550 in 2009.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Metropolitan West Funds

By (Signature and Title)* /s/ David Lippman
David Lippman, President and Principal Executive Officer
(principal executive officer)

Date 6/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Lippman
David Lippman, President and Principal Executive Officer
(principal executive officer)

Date 6/7/10

By (Signature and Title)* /s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
(principal financial officer)

Date 6/7/10

* Print the name and title of each signing officer under his or her signature.